Filed Pursuant to Rule 433
                                                    Registration No.: 333-121914

                  MORGAN STANLEY HOME EQUITY LOAN TRUST 2006-1
                             FREE WRITING PROSPECTUS

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/1030442/000090514805002830/
0000905148-05-002830.txt


                          IMPORTANT NOTICE RELATING TO
                    AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this material is attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.

      THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS DATED JANUARY 6, 2006

FREE WRITING PROSPECTUS SUPPLEMENT
(To Prospectus dated May 10, 2005)

                                  $729,341,000
                Mortgage Pass-Through Certificates, Series 2006-1
                  Morgan Stanley Home Equity Loan Trust 2006-1
                                 Issuing Entity

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Morgan Stanley Mortgage Capital Inc.

                                     Sponsor

                           HomEq Servicing Corporation

                                    Servicer
                       Countrywide Home Loans Servicing LP
                                    Servicer

      The following classes of certificates are being offered pursuant to this prospectus supplement and the accompanying prospectus:

                                 Original Class
                                  Certificate          Pass-Through
                     Class          Balance                Rate
                Class A-2a         $324,770,000          Variable
                Class A-2b         $104,850,000          Variable
                Class A-2c         $77,401,000           Variable
                Class M-1          $44,833,000           Variable
                Class M-2          $41,147,000           Variable
                Class M-3          $25,180,000           Variable
                Class M-4          $22,109,000           Variable
                Class M-5          $20,881,000           Variable
                Class M-6          $18,424,000           Variable
                Class B-1          $18,424,000           Variable
                Class B-2          $16,582,000           Variable
                Class B-3          $14,740,000           Variable

----------------------------------------

You should read the section entitled
"Risk Factors" starting on page S-14 of
this prospectus supplement and page 7 of the accompanying prospectus and consider these factors before making a decision to invest in the certificates.

The certificates represent interests in
the trust fund only and are not
interests in or obligations of any other person.

Neither the certificates nor the
underlying mortgage loans will be
insured or guaranteed by any
governmental agency or instrumentality.


----------------------------------------

Assets of the Issuing Entity --

o The trust fund consists primarily of two groups of fixed and adjustable rate, first-lien and second-lien mortgage loans secured by residential real properties.

The certificates --

o The certificates represent beneficial interests in the assets of the trust fund, as described in this prospectus supplement; and

o The certificates will accrue interest at a rate equal to one-month LIBOR plus a related fixed margin, subject to certain caps, as described in this prospectus supplement under "Summary--Pass-Through Rates."

Credit enhancement --

o Subordination as described in this prospectus supplement under "Description of the Certificates--Priority of Distributions Among Certificates," and

o Overcollateralization as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions," and

o Excess interest as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions," and

Interest Rate Support --

o An interest rate swap agreement with Morgan Stanley Capital Services Inc., as swap provider, for the benefit of the certificates as described in this prospectus supplement under "Description of the Certificates--Interest Rate Swap Agreement."

   The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the offered certificates or determined if this prospectus supplement or the accompanying prospectus are truthful or complete. Any representation to the contrary is a criminal offense.

   Each class of certificates will receive monthly distributions of interest, principal or both, commencing on February 27, 2006.

        MORGAN STANLEY

                                COUNTRYWIDE SECURITIES CORPORATION


      January     , 2006

            Important notice about the information presented in this
              prospectus supplement and the accompanying prospectus

   We provide information to you about the certificates in two separate documents that provide more detail in progression: (1) the accompanying prospectus, which provides general information, some of which may not apply directly to your series of certificates, and (2) this prospectus supplement, which describes the specific terms of your series of certificates. If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

   You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

   We are not offering the Mortgage Pass-Through Certificates, Series 2006-1 in any state or other jurisdiction where the offer is not permitted.

   For 90 days following the date of this prospectus supplement, all dealers selling certificates will deliver a prospectus supplement and prospectus. This requirement is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters of the certificates with respect to their unsold allotments or subscriptions.

   We cannot sell the certificates to you unless you have received both this prospectus supplement and the accompanying prospectus.

   We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The table of contents in this prospectus supplement and the table of contents in the prospectus provide the pages on which these captions are located.

   Some of the terms used in this prospectus supplement are capitalized. These capitalized terms have specified definitions, which are included at the end of this prospectus supplement under the heading "Glossary."

   In this prospectus supplement, the terms "depositor," "we," "us" and "our" refer to Morgan Stanley ABS Capital I Inc.

   All annexes and schedules to this prospectus supplement are a part of this prospectus supplement.

   Morgan Stanley ABS Capital I Inc.'s principal offices are located at 1585 Broadway, New York, New York 10036, and its phone number is (212) 761-4000.

                            EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

            (a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

            (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

            (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

         For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                UNITED KINGDOM

      Each underwriter has represented and agreed that:

            (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

            (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                      NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

   Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                              TABLE OF CONTENTS


SUMMARY......................................................................S-5
RISK FACTORS................................................................S-14
THE MORTGAGE LOAN POOL......................................................S-26
   General..................................................................S-26
   Prepayment Premiums......................................................S-27
   Adjustable Rate Mortgage Loans...........................................S-27
   The Index................................................................S-28
   Underwriting Guidelines..................................................S-28
   The Mortgage Loans in the Aggregate......................................S-37
   The Group I Mortgage Loans...............................................S-38
   The Group II Mortgage Loans..............................................S-39
   Credit Scores............................................................S-40
THE SPONSOR.................................................................S-41
STATIC POOL INFORMATION.....................................................S-42
THE DEPOSITOR...............................................................S-42
THE ISSUING ENTITY..........................................................S-42
THE SERVICERS...............................................................S-43
   General..................................................................S-43
   HomEq Servicing Corporation..............................................S-43
   HomEq's Delinquency and Foreclosure Experience...........................S-44
   HomEq's Policies and Procedures..........................................S-45
   HomEq Prior Securitizations..............................................S-46
THE TRUSTEE.................................................................S-46
THE CUSTODIAN...............................................................S-48
INTEREST RATE SWAP COUNTERPARTY.............................................S-48
DESCRIPTION OF THE CERTIFICATES.............................................S-48
   General..................................................................S-48
   Book-Entry Registration..................................................S-50
   Definitive Certificates..................................................S-53
   Assignment of the Mortgage Loans.........................................S-53
   Delivery of Mortgage Loan Documents......................................S-54
   Representations and Warranties Relating to the Mortgage Loans............S-55
   Payments on the Mortgage Loans...........................................S-59
   Distributions............................................................S-61
   Administration Fees......................................................S-61
   Priority of Distributions Among Certificates.............................S-62
   Distributions of Interest and Principal..................................S-62
   Allocation of Principal Payments to Class A Certificates.................S-67
   Swap Account.............................................................S-67
   Calculation of One-Month LIBOR...........................................S-68
   Excess Reserve Fund Account....
 ...........................................................................S-68
   Interest Rate Swap Agreement.............................................S-69
   Overcollateralization Provisions.........................................S-71
   Reports to Certificateholders............................................S-72
THE POOLING AND SERVICING AGREEMENT.........................................S-74
   General..................................................................S-74
   Subservicers.............................................................S-74
   Servicing, Custodial, and Trustee Fees and Other Compensation and
      Payment of Expenses...................................................S-74
   P&I Advances and Servicing Advances......................................S-75
   Prepayment Interest Shortfalls...........................................S-76
   Servicer Reports.........................................................S-76
   Collection and Other Servicing Procedures................................S-77
   Hazard Insurance.........................................................S-77
   Realization Upon Defaulted Mortgage Loans................................S-78
   Removal and Resignation of a Servicer....................................S-78
   Termination; Optional Clean-up Call......................................S-80
   Certain Matters Regarding the Depositor, the Servicers, the
      Custodian and the Trustee.............................................S-82
   Amendment................................................................S-82
PREPAYMENT AND YIELD CONSIDERATIONS.........................................S-83
   Structuring Assumptions..................................................S-83
   Defaults.................................................................S-94
   Prepayment Considerations and Risks......................................S-94
   Overcollateralization Provisions.........................................S-95
   Subordinated Certificates................................................S-96
   Effect on Yields Due to Rapid Prepayments................................S-96
   Weighted Average Lives of the LIBOR Certificates.........................S-97
   Decrement Tables.........................................................S-97
   Hypothetical Available Funds and Supplemental Interest Rate
      Cap Table............................................................S-104
   Final Scheduled Distribution Date.......................................S-111
FEDERAL INCOME TAX CONSIDERATIONS..........................................S-111
   General.................................................................S-111
   Taxation of Regular Interests...........................................S-111
   Status of the LIBOR Certificates........................................S-112
   The Basis Risk Contract Component.......................................S-112
   Other Matters...........................................................S-114
STATE AND LOCAL TAXES......................................................S-114
ERISA CONSIDERATIONS.......................................................S-114
LEGAL INVESTMENT...........................................................S-116
LEGAL MATTERS..............................................................S-116
REPORTS TO CERTIFICATEHOLDERS..............................................S-116
RATINGS....................................................................S-117
GLOSSARY...................................................................S-118
ANNEX I - CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS.........I-1
ANNEX II -INTEREST RATE SWAP SCHEDULE.......................................II-1
ANNEX III - MORTGAGE LOAN TABLES...........................................III-1

                                     SUMMARY

   This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. You should read this entire prospectus supplement and the accompanying prospectus carefully to understand all of the terms of the offering of the certificates.

The Transaction Parties

   Sponsor. Morgan Stanley Mortgage Capital Inc., a New York corporation with its principal executive offices at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000.

   Depositor. Morgan Stanley ABS Capital I Inc., a Delaware corporation with its principal executive offices at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000.

   Issuing Entity. Morgan Stanley Home Equity Loan Trust 2006-1.

   Trustee. Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration MS06X1, and its telephone number is (714) 247-6000. For a description of the trustee, see "The Trustee" in this prospectus supplement.

Servicers.

o HomEq Servicing Corporation, a New Jersey corporation. The principal executive office of HomEq Servicing Corporation is located at 1620 East Roseville Parkway, Suite 210, Second Floor, Roseville, California 95661, and its telephone number is (916) 339-6267. For further information regarding HomEq Servicing Corporation, see "The Servicers--HomEq Servicing Corporation" in this prospectus supplement.

o Countrywide Home Loans Servicing LP, a Texas limited partnership. The principal executive office of Countrywide Home Loans Servicing LP is located at 7105 Corporate Drive, Plano, Texas 75024 and its telephone number is (972) 526-6285. Countrywide Home Loans Servicing L.P. is an affiliate of Countrywide Securities Corporation, one of the underwriters.

o JPMorgan Chase Bank, National Association, a national banking association. The principal executive office of JPMorgan Chase Bank, National Association is located at 1111 Polaris Parkway, Columbus, Ohio 43240 and its telephone number is (614) 213-1000.

Original Loan Sellers.

o Decision One Mortgage Company, LLC, a North Carolina limited liability company. The principal executive office of Decision One Mortgage Company, LLC is located at 6060 J.A. Jones Boulevard, Suite 1000, Charlotte, North Carolina, and its telephone number is (704) 887-2664. For certain information regarding Decision One Mortgage Company, LLC, see "The Mortgage Loan Pool--Underwriting Guidelines-- Decision One Mortgage Company, LLC" in this prospectus supplement.

o First NLC Financial Services, LLC, a Florida limited liability company. The principal executive office of First NLC Financial Services, LLC is located at 700 West Hillsboro, Building 1, Deerfield Beach, Florida 33441, and its telephone number is (954) 420-0060. First NLC Financial Services, LLC is a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc. For certain information regarding First NLC Financial Services, LLC, see "The Mortgage Loan Pool--Underwriting Guidelines - First NLC Financial Services, LLC" in this prospectus supplement.

o AIG Federal Savings Bank (through its Wilmington Finance division), a federally chartered savings bank. The principal executive office of AIG Federal Savings Bank is 600 King Street, Wilmington, Delaware, 19801, and its telephone number is (302) 661-8989.

o Countrywide Home Loans, Inc., a New York corporation. The principal executive office of Countrywide Home Loans, Inc. is located at 4500 Parkway Granada, Calabasas, California 91302, and its telephone number is
      (818) 225-3000. Countrywide Home Loans, Inc. is an affiliate of Countrywide Securities Corporation, one of the underwriters.

o Accredited Home Lenders, Inc., a California corporation. The principal executive office of Accredited Home Lenders, Inc. is located at 15090 Avenue of Science, San Diego, California 92128, and its telephone number is (858) 676-2100.

o Meritage Mortgage Corporation, an Oregon corporation. The principal executive office of Meritage Mortgage Corporation is located at 9300 SW Gemini Drive, Beaverton, Oregon 97008, and its telephone number is (503) 443-9000.

Custodian.

o Solely with respect to the Decision One mortgage loans, LaSalle Bank National Association, a national banking association. The principal executive office of LaSalle Bank National Association is located at 2571 Busse Road, Suite 200, Elkgrove Village, Illinois 60007, and its telephone number is (847) 766-6429.

   The trustee will have the custodial responsibilities with respect to the mortgage files for all mortgage loans other than the Decision One mortgage loans.

Swap Provider.

o Morgan Stanley Capital Services Inc., a Delaware corporation. Morgan Stanley Capital Services Inc. conducts business in the over-the-counter derivatives market, engaging in a variety of derivatives products, including interest rate swaps, currency swaps, credit default swaps and interest rate options with institutional clients. The principal executive office of the swap provider is located at 1585 Broadway, New York, New York 10036, and its telephone number is (212) 761-4000. See "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   The following diagram illustrates the various parties involved in the transaction and their functions.

------------------------
 Decision One Mortgage
  Company, LLC, First
     NLC Financial
    Services, LLC,
  AIG Federal Savings
         Bank
     (through its
  Wilmington Finance
      division),
   Countrywide Home
     Loans, Inc.,
    Accredited Home
     Lenders, Inc.
 and Meritage Mortgage
      Corporation
(Original Loan Sellers)
------------------------
           |
           |
         Loans
           |
           |
           V
------------------------
    Morgan Stanley
 Mortgage Capital Inc.
       (Sponsor)


------------------------
           |
           |
         Loans
           |
           |
           V
------------------------
  Morgan Stanley ABS
    Capital I Inc.
      (Depositor)
------------------------
           |
           |
         Loans
           |
           |
           V
------------------------      --------------------
  Morgan Stanley Home           Morgan Stanley
        Equity          ---->  Capital Services
   Loan Trust 2006-1                 Inc.
   (Issuing Entity)             (Interest Rate
------------------------        Swap Provider)
                              --------------------
                        ---->  Countrywide Home
                                Loans Servicing
                                     L.P.
                                  (Servicer)
                              --------------------
                        ---->   HomEq Servicing
                                  Corporation
                                  (Servicer)
                              --------------------
                        ---->   JPMorgan Chase
                                Bank, National
                                  Association
                                  (Servicer)
                              --------------------
                        ---->    Deutsche Bank
                                National Trust
                                    Company
                                   (Trustee)
                              --------------------
                        ---->    LaSalle Bank
                                   National
                                  Association
                                  (Custodian)
                              --------------------

The Offered Certificates

   The Morgan Stanley Home Equity Loan Trust 2006-1 will issue the Mortgage Pass-Through Certificates, Series 2006-1. Twelve classes of the certificates- the Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and
Class B-3 certificates - are being offered to you by this prospectus supplement. The offered certificates, together with the Class A-1 certificates, are referred to as the "LIBOR certificates" in this prospectus supplement. The Class A-2a, Class A-2b and Class A-2c certificates generally represent interests in the group II mortgage loans. The Class M and Class B certificates represent interests in all of the mortgage loans.

The Other Certificates

   The trust will also issue four other classes of certificates - the Class A-1, Class X, Class P and Class R certificates - which will not be offered under this prospectus supplement.

   The Class A-1 certificates will have an initial aggregate principal balance of approximately $438,149,000. The Class A-1 certificates initially evidence an interest of approximately 35.67% of the aggregate scheduled principal balance of the mortgage loans in the trust. The Class A-1 certificates generally represent interests in the group I mortgage loans.

   The Class X certificates will have an initial aggregate principal balance of approximately $60,801,829, which is approximately equal to the initial overcollateralization required by the pooling and servicing agreement. The Class X certificates will initially represent an interest of approximately 4.95% of the aggregate scheduled principal balance of the mortgage loans in the trust.

   The Class P certificates will not have an aggregate principal balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

   The certificates will represent undivided interests in the assets of the trust, which will consist primarily of the mortgage loans.

Structural Overview

   The following chart illustrates generally the distribution priorities and the subordination features applicable to the certificates.

                  --------------------------------------------
                  Class A-1                       Class A-2a
                                                  Class A-2b
                                                  Class A-2c


                  --------------------------------------------
                     |              Class M-1              /\
                     |              Class M-2              |
                     |              Class M-3              |
Accrued certificate  |              Class M-4              |  Losses
interest, then       |              Class M-5              |
principal            |              Class M-6              |
                     |              Class B-1              |
                     |              Class B-2              |
                     |              Class B-3              |
                     |        Class X, Class P and         |
                     \/            Class R                 |

Closing Date
   On or about January 26, 2006.

Cut-off Date
   January 1, 2006.

Distribution Date
   Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in February 2006, to the holders of record on the preceding record date.

Final Scheduled Distribution Date

   The final scheduled distribution date is the distribution date occurring in December 2035. See "Prepayment and Yield Considerations--Final Scheduled Distribution Date" in this prospectus supplement.

Record Date

   The record date for the LIBOR certificates will be the business day preceding the related distribution date, unless the LIBOR certificates are issued in definitive form, in which case the record date will be the last business day of the month preceding the month in which the related distribution date occurs.

Pass-Through Rates

   The Class A-2a certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable), (ii) the Group II Loan Cap, as defined in the "Glossary of Terms" in this prospectus supplement, and (iii) the WAC Cap, as defined in the "Glossary of Terms" in this prospectus supplement.

   The Class A-2b certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable), (ii) the Group II Loan Cap, and (iii) the WAC Cap.

   The Class A-2c certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable), (ii) the Group II Loan Cap, and (iii) the WAC Cap.

   The Class M-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

   The Class M-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

   The Class M-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

   The Class M-4 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

   The Class M-5 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

   The Class M-6 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

   The Class B-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

   The Class B-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

   The Class B-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the optional clean up call is exercisable) and (ii) the WAC Cap.

   Interest will accrue on the LIBOR certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period, which, for any distribution date, will be the period from and including the preceding distribution date (or, in the case of the first distribution date, from and including the closing date) through the day before the current distribution date. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

Interest Accrual Period
   The interest accrual period for the LIBOR certificates for any distribution date will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.

Distribution Priorities
      Distributions on the certificates will be made monthly on each distribution date from available funds (after giving effect to the payment of any fees and expenses of the servicers, the custodian and trustee) and will be made to the classes of certificates in the following order of priority:

   (a) to an account for payment to the provider of the interest swap agreement of certain amounts payable to the swap provider;

   (b) from the portion of the available funds allocable to interest payments on the mortgage loans, (i) first, to the Class A-1, Class A-2a, Class A-2b and Class A-2c certificates, their accrued certificate interest for the related interest accrual period and any unpaid interest amounts from prior distribution dates, payable first from the interest payments on the mortgage loans in the applicable loan groups related to those classes of certificates, and (ii) second, to the Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, their accrued certificate interest;

   (c) (1) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, from the portion of the available funds allocable to principal payments on the mortgage loans (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospects supplement) (i) first, to the Class A certificates, pursuant to the allocation described below, until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, until their respective class certificate balances have been reduced to zero;

   (2) on each distribution date on and after the Stepdown Date and on which a Trigger Event is not in effect, (i) first, to the Class A certificates, pursuant to the allocation described below, the lesser of the portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for the Class A certificates (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, in each case, the lesser of the remaining portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for that class of certificates (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero;

   (d) any amount remaining after the distributions in clauses (a), (b) and (c) above, (i) first, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, any unpaid interest amounts and principal amounts written down from prior distribution dates for those classes, (ii) second, to the excess reserve fund account, an amount equal to any Basis Risk Payment (as defined in the "Glossary of Terms" in this prospectus supplement) for that distribution date, (iii) third, from funds on deposit in the excess reserve fund account, an amount equal to any basis risk carryforward amounts with respect to the LIBOR certificates for that distribution date in the same order and priority in which accrued certificate interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective class certificate balances and then based on their respective basis risk carryforward amounts, and (iv) fourth, to the swap provider or the Class P, Class X or Class R certificates, any remaining amounts.

   Principal payments on the Class A-1 certificates will generally be made from principal payments on the group I mortgage loans. Principal payments on the Class A-2a, Class A-2b and Class A-2c certificates will generally be made from principal payments on the group II mortgage loans, and such payments will be paid sequentially, to the Class A-2a, Class A-2b and Class A-2c certificates, in that order, until their respective class certificate balances have been reduced to zero. However, from and after the distribution date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A-2a, Class A-2b and Class A-2c certificates are required to be distributed pro rata among those classes, based on their respective class certificate balances, until their class certificate balances have been reduced to zero.

   "Stepdown Date" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means the later to occur of (i) the earlier to occur of (a) the distribution date in February 2009 and (b) the distribution date following the distribution date on which the aggregate class certificate balances of the Class A certificates have been reduced to zero and (ii) the first distribution date on which the subordination below the Class A certificates is greater than or equal to 46.10% of the aggregate stated principal balance of the mortgage loans for that distribution date.

   "Trigger Event" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means either a "cumulative loss trigger event" or a "delinquency loss trigger event." A "cumulative loss trigger event" with respect to any distribution date means the circumstances in which the aggregate amount of realized losses incurred since the cut-off date through the last day of the related prepayment period divided by the aggregate stated principal balance of the mortgage loans as of the cut-off date exceeds the applicable cumulative loss percentages described in the definition of "Cumulative Loss Trigger Event" in the "Glossary of Terms" included in this prospectus supplement. A "delinquency loss trigger event" with respect to any distribution date means the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related due period, equals or exceeds the applicable percentages described in the definition of "Delinquency Loss Trigger Event" included in the "Glossary of Terms."

Credit Enhancement

   The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

      o the use of excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement described below, to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization;

      o the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and

      o the allocation of losses on the mortgage loans to the most subordinate classes of certificates.

Interest Rate Swap Agreement

   On the closing date, the trust will enter into an interest rate swap agreement with Morgan Stanley Capital Services Inc., the swap provider, whose obligations are 100% guaranteed by Morgan Stanley. Morgan Stanley is rated "Aa3" by Moody's Investors Service, Inc., "A+" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and "AA-" by Fitch, Inc.

   Under the interest rate swap agreement, with respect to the first 54 distribution dates, the trust will pay to the swap provider a fixed payment at a rate of 4.78% per annum, determined on a "30/360" basis (or, in the case of the first distribution date, the number of days in the period from the closing date to the day immediately preceding the first distribution date, determined on a "30/360" basis), and the swap provider will pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), determined on an "actual/360" basis, in each case calculated on the product of the scheduled notional amount and the multiplier set forth on the schedule attached as Annex III to this prospectus supplement for that distribution date. To the extent that the fixed payment exceeds the floating payment payable with respect to any of the first 54 distribution dates, amounts otherwise available for payments on the certificates will be applied on that distribution date to make a net payment to the swap provider, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 54 distribution dates, the swap provider will make a net payment to the trust on the business day preceding that distribution date. Any net amounts received by or paid out from the trust under the interest rate swap agreement will either increase or reduce the amount available to make payments on the certificates, as described under "Description of the Certificates--Swap Account" in this prospectus supplement. The interest rate swap agreement is scheduled to terminate following the distribution date in July 2010.

   For further information regarding the interest rate swap agreement, see "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

The Mortgage Loans

   The mortgage loans to be included in the trust will be primarily fixed and adjustable rate subprime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by the sponsor from Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation.

   On the closing date, the sponsor will transfer the mortgage loans to the depositor and the trust will acquire the mortgage loans from the depositor. The aggregate scheduled principal balance of the mortgage loans as of the cut-off date will be approximately $1,228,291,829. Approximately 15.13% of the mortgage loans are fixed rate and approximately 84.87% of the mortgage loans are adjustable rate. Approximately 96.09% of the mortgage loans are first-lien mortgage loans, and approximately 3.91% of the mortgage loans are second-lien mortgage loans.

   The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date and no delinquencies, defaults or prepayments from December 1, 2005 through the cut-off date.

   The mortgage loans have original terms to maturity of not greater than 360 months, have a weighted average remaining term to scheduled maturity of 349 months and have the following approximate characteristics as of the cut-off date:

Range of interest
rates:..............     4.990%    to   14.875%
Weighted average
interest rate:.......    7.349%
Range of gross
margins of
adjustable rate
mortgage loans:......    1.420%    to   10.990%
Weighted average
gross margin of
adjustable rate
mortgage loans:......    6.407%
Range of minimum
interest rates of
adjustable rate
mortgage loans:......    4.990%    to   12.000%
Weighted average
minimum interest
rate of adjustable
rate mortgage
loans:...............    7.221%
Range of maximum
interest rates of
adjustable rate
mortgage loans:......    11.000%   to   19.000%
Weighted average
maximum interest
rate of adjustable
rate mortgage
loans:...............    13.794%
Range of principal
balances:............    $9,815    to   $967,771
Average principal
balance:.............    $161,045
Range of combined
original
loan-to-value
ratios:..............    5.50%     to   100.00%
Weighted average
combined original
loan-to-value
ratio:...............    81.82%
Weighted average
next adjustment
date of adjustable
rate mortgage
loans:...............    December 2007

   Primarily for the purpose of calculating principal distributions on the Class A certificates, as further described in this prospectus supplement, the mortgage loans will be divided into two subpools, designated as "group I mortgage loans" and "group II mortgage loans." The group I mortgage loans will consist only of those mortgage loans with principal balances that conform to Fannie Mae and Freddie Mac guidelines. The group II mortgage loans will consist of all other remaining mortgage loans. Information about the characteristics of the mortgage loans in each group is described under "The Mortgage Loan Pool" in this prospectus supplement.

   After an initial fixed rate period, the interest rate on all of the adjustable rate mortgage loans will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan subject to periodic and lifetime limitations. See "The Mortgage Loan Pool--The Index" in this prospectus supplement.

   For the adjustable-rate mortgage loans, the first adjustment date will occur only after initial periods of approximately six months, two years, three years or five years, as more fully described under "The Mortgage Loan Pool" in this prospectus supplement. For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Servicing of the Mortgage Loans

   HomEq Servicing Corporation will act as servicer with respect to approximately 83.79% of the mortgage loans. Countrywide Home Loans Servicing LP will act as servicer with respect to approximately 16.17% of the mortgage loans. JPMorgan Chase Bank, National Association will act as servicer with respect to the remaining mortgage loans. Each servicer will be obligated to service and administer the applicable mortgage loans on behalf of the trust, for the benefit of the holders of the certificates.

Optional Termination of the Trust

   Subject to the satisfaction of the conditions described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement, any servicer individually, or all of the servicers together may, at their option, purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. That purchase of the mortgage loans would result in the payment on that distribution date of the final distribution on the certificates and a termination of the trust.

Advances

   Each servicer will be required to make cash advances with respect to delinquent payments of principal and interest on the mortgage loans serviced by it, unless the applicable servicer reasonably believes that the cash advances cannot be repaid from future payments on the applicable mortgage loans. The trustee acting as successor servicer will advance its own funds to make advances if the applicable servicer fails to do so (unless it deems the advances to be nonrecoverable) as required under the pooling and servicing agreement. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses. Each servicer (and the trustee as successor servicer and any other successor servicer, if applicable) will not be required to make any advance that it determines would be nonrecoverable. Each servicer will also be required to pay compensating interest to cover prepayment interest shortfalls to the extent of its servicing fee.

Denominations

   The LIBOR certificates will be issued and available only in book-entry form, in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount less than $25,000.

Servicing, Custodial and Trustee Fees

   Each servicer is entitled with respect to each mortgage loan serviced by it to a monthly servicing fee, which will be retained by the applicable servicer from such mortgage loan or payable monthly from amounts on deposit in the collection account. The servicing fee for each servicer will be an amount equal to interest at one twelfth of a rate equal to 0.50% on the stated principal balance of each mortgage loan serviced by that servicer.

   The trustee is entitled with respect to each mortgage loan to a monthly trustee fee, which will be remitted to the trustee monthly by the applicable servicer from amounts on deposit in the collection account. The trustee fee will be an amount equal to one twelfth of a rate not greater than 0.01% on the stated principal balance of each mortgage loan.

   The custodian is entitled with respect to each mortgage loan to a monthly custodial fee, which will be remitted to the custodian monthly by the trustee from amounts on deposit in the distribution account. The custodial fee for the custodian will be an amount equal to one twelfth of a rate not greater than 0.01% on the stated principal balance of each mortgage loan for which the custodian acts as custodian of the related mortgage loan files.

Required Repurchases or Substitutions of Mortgage Loans

   Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation have each made or will make certain representations and warranties relating to the mortgage loans. If with respect to any mortgage loan any of the representations and warranties made by the original loan sellers are breached in any material respect as of the date made, or there exists any uncured material document defect, the original loan sellers will be obligated to repurchase, or substitute for, the mortgage loan as further described in this prospectus supplement under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" and "--Delivery of Mortgage Loan Documents."

ERISA Considerations

   Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the offered certificates may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Section 4975 of the Internal Revenue Code.

   In making a decision regarding investing in any class of offered certificates, fiduciaries of such plans or arrangements should consider the additional requirements resulting from the interest rate swap agreement as discussed under "ERISA Considerations" in this prospectus supplement.

Federal Tax Aspects

   Cadwalader, Wickersham & Taft LLP is acting as tax counsel to Morgan Stanley ABS Capital I Inc. and is of the opinion that:

      o portions of the trust will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes; and

      o the LIBOR certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and will represent interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Legal Investment

   None of the classes of offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings

   In order to be issued, the offered certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc., and Moody's Investors Service, Inc.:

  Class     S&P    Fitch  Moody's
   A-2a     AAA     AAA     Aaa
   A-2b     AAA     AAA     Aaa
   A-2c     AAA     AAA     Aaa
   M-1      AA+     AA+     Aa1
   M-2      AA+     AA+     Aa2
   M-3       AA     AA      Aa3
   M-4       AA     AA       A1
   M-5      AA-     AA-      A2
   M-6       A+     A+       A3
   B-1       A       A      Baa1
   B-2       A-     A-      Baa2
   B-3      BBB+   BBB+     Baa3

   A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies.

                                  RISK FACTORS

   In addition to the risk factors discussed in the prospectus, prospective certificateholders should consider, among other things, the following additional factors in connection with the purchase of the certificates. Unless otherwise noted, all percentages are based upon the scheduled principal balances of the mortgage loans as of the cut-off date, which is January 1, 2006. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date and no delinquencies, defaults or prepayments from December 1, 2005 through the cut-off date.

Less stringent underwriting standards and the resultant potential for delinquencies on the mortgage loans could lead to losses on your securities.

   The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers. The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history.
As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Increased use of new mortgage loan products by borrowers may result in decline in real estate values generally.

   In recent years, borrowers have increasingly financed their homes with new mortgage loan products, which in many cases have allowed them to purchase homes that they might otherwise have been unable to afford. Many of these new products feature low monthly payments during the initial years of the loan that can increase (in some cases, significantly) over the loan term. There is little historical data with respect to these new mortgage loan products. Consequently, as borrowers face potentially higher monthly payments for the remaining terms of their loans, it is possible that, combined with other economic conditions such as increasing interest rates and deterioration of home values, borrower delinquencies and defaults could exceed anticipated levels. In that event, the securities, and your investment in the securities, may not perform as you anticipate.

Violation of various federal, state and local laws may result in losses on the mortgage loans.

   There has been an increased focus by state and federal banking regulatory agencies, state attorneys general offices, the Federal Trade Commission, the U.S. Department of Justice, the U.S. Department of Housing and Urban Development and state and local governmental authorities on certain lending practices by some companies in the subprime industry, sometimes referred to as "predatory lending" practices. Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

   Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, and require licensing of the originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

   The mortgage loans are also subject to federal laws, including:

      o the Federal Truth in Lending Act and Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

      o the Equal Credit Opportunity Act and Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

      o the Fair Credit Reporting Act, which regulates the use and reporting of information related to the mortgagor's credit experience.

   Violations of certain provisions of these federal, state and local laws may limit the ability of each servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's failure to comply with certain requirements of these federal and state laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

   Each of Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation has represented or will represent that each mortgage loan sold by it is in compliance with applicable federal, state and local laws and regulations. In addition, each of Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation has also represented or will represent that none of the mortgage loans sold by it is covered by the Home Ownership and Equity Protection Act of 1994 or is classified as a "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law. In the event of a breach of any of such representations, the related selling party will be obligated to cure such breach or repurchase or replace the affected mortgage loan, in the manner and to the extent described in this prospectus supplement.

Geographic concentration of the mortgage loans in particular jurisdictions may result in greater losses if those jurisdictions experience economic downturns.

   Different geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, may experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

   In particular, the following approximate percentages of mortgage loans were secured by mortgaged properties located in the following states:

      Group I mortgage loans

          California          Florida           Illinois
          ----------          -------           --------

            16.77%            10.72%             8.85%

      Group II mortgage loans

          California          Florida           Illinois
          ----------          -------           --------
            25.48%            12.75%             7.20%

   Because of the relative geographic concentration of the mortgaged properties within these states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, wildfires, floods, and other natural disasters and major civil disturbances, than residential properties located in other parts of the country.

   In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

Effect on yields caused by prepayments, defaults and losses.

Mortgagors may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which mortgagors will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

      o If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

      o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

      o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, for fixed rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed rate mortgage loans, the fixed rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed rate mortgage loans may decrease.

      o The prepayment behavior of the adjustable rate mortgage loans and of the fixed rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing mortgage interest rates available to borrowers, the borrowers may prepay their adjustable rate mortgage loans. The adjustable rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

      o Approximately 82.66% of the group I mortgage loans and approximately 84.15% of the group II mortgage loans require the mortgagor to pay a prepayment charge in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from six months to five years after the mortgage loan was originated. A prepayment charge may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

      o Each of the original loan sellers (Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation, as the case may be) may be required to purchase mortgage loans from the trust in the event certain breaches of its representations and warranties occur or certain material document defects occur, which in each case have not been cured. These purchases will have the same effect on the holders of the LIBOR certificates as a prepayment of those mortgage loans.

      o Any servicer individually, or all of the servicers together, may purchase all of the mortgage loans when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

If the rate of default or the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

      o As a result of the absorption of realized losses on the mortgage loans by excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, are likely to result in an earlier return of principal to the LIBOR certificates and are likely to influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans would influence the yield on the LIBOR certificates.

      o The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the LIBOR certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the LIBOR certificates as a result of the overcollateralization provisions will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

      o The multiple class structure of the LIBOR certificates causes the yield of certain classes of the LIBOR certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of LIBOR certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of LIBOR certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the Class M and Class B certificates generally are not entitled to receive (unless the aggregate principal balance of the Class A certificates has been reduced to zero) any portion of the amount of principal payable to the LIBOR certificates prior to the distribution date in February 2009. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the Class M and Class B certificates may continue (unless the aggregate principal balance of the Class A certificates has been reduced to zero) to receive no portion of the amount of principal then payable to the LIBOR certificates. After taking into account certain payments by the trust pursuant to the interest rate swap agreement, the weighted average lives of the Class M and Class B certificates will therefore be longer than would otherwise be the case. The effect on the market value of the Class M and Class B certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.

The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

      o If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered or withdrawn in the future. This may reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

Newly originated mortgage loans may be more likely to default, which may cause losses on the LIBOR certificates.

      o Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Substantially all of the mortgage loans have been originated within the 12 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

The credit enhancement features may be inadequate to provide protection for the LIBOR certificates.

      o The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M certificates and, to a lesser degree, the holders of the Class B certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, none of the servicers nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

      o If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses.

Interest generated by the mortgage loans may be insufficient to maintain the required level of overcollateralization.

   The weighted average of the net interest rates on the mortgage loans is expected to be higher than the weighted average of the pass-through rates on the LIBOR certificates. Interest on the mortgage loans, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, is expected to generate more interest than is needed to pay interest owed on the LIBOR certificates and to pay certain fees and expenses of the trust. Any remaining interest generated by the mortgage loans will then be used to absorb losses that occur on the mortgage loans. After these financial obligations of the trust are covered, the available excess interest generated by the mortgage loans will be used to maintain overcollateralization at the required level determined as provided in the pooling and servicing agreement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization. The factors described below, as well as the factors described in the next Risk Factor, will affect the amount of excess interest that the mortgage loans will generate:

      o Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

      o Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

      o If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the LIBOR certificates.

      o All of the adjustable rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the LIBOR certificates, and the fixed rate mortgage loans have interest rates that do not adjust. In addition, the first adjustment of the interest rates for approximately 0.27% of the adjustable rate mortgage loans will not occur until six months after the date of origination, the first adjustment of the interest rates for approximately 76.46% of the adjustable rate mortgage loans will not occur until two years after the date of origination, the first adjustment of the interest rates for approximately 22.37% of the adjustable rate mortgage loans will not occur until three years after the date of origination and the first adjustment of the interest rates for approximately 0.90% of the adjustable rate mortgage loans will not occur until five years after the date of origination. As a result, the pass-through rates on the LIBOR certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rate on the LIBOR certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the LIBOR certificates. The pass-through rates on the Class A-1, Class A-2a, Class A-2b and Class A-2c certificates cannot exceed the lesser of the weighted average interest rate of the mortgage loans, reduced for net payments to the swap provider, in the applicable mortgage loan group or in the mortgage loan pool, in either case less certain fees and expenses payable by the trust, and the pass-through rates on the Class M and Class B certificates cannot exceed the weighted average interest rate of the mortgage loans, reduced for net payments to the swap provider, in the mortgage loan pool less certain fees and expenses payable by the trust.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

      o Investors in the offered certificates, and particularly the Class B certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of interest rates on the mortgage loans and other factors on the pass-through rates of the LIBOR certificates.

   The LIBOR certificates accrue interest at pass-through rates based on the one-month LIBOR index plus specified margins, but are subject to certain limitations. Those limitations on the pass-through rates for the LIBOR certificates are, in part, based on the weighted average of the interest rates on the mortgage loans reduced for net payments to the swap provider and net of certain fees and expenses of the trust.

   A variety of factors, in addition to those described in the previous Risk Factor, could limit the pass-through rates and adversely affect the yield to maturity on the LIBOR certificates. Some of these factors are described below:

      o The interest rates on the fixed rate mortgage loans will not adjust, and the interest rates on the adjustable rate mortgage loans are based on a six-month LIBOR index. All of the adjustable rate mortgage loans have periodic, minimum and maximum limitations on adjustments to their interest rates, and, as discussed in the previous Risk Factor, the adjustable rate mortgage loans will not have the first adjustment to their interest rates until six months, two years, three years or five years after the origination of those mortgage loans. As a result of the limit on the pass-through rates for the LIBOR certificates, those certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

      o The six-month LIBOR index may change at different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising. It is also possible that the interest rates on certain of the adjustable rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

      o The pass-through rates for the LIBOR certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on the adjustable rate mortgage loans adjust less frequently and the interest rates on the fixed rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates for the LIBOR certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

      o If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the LIBOR certificates are more likely to be limited.

      o If the pass-through rates on the LIBOR certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the mortgage loans and, in the case of the Class A certificates also, on the weighted average net interest rates of the related loan group (in each case, reduced by certain fees and expenses and net payments to the swap provider), the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the LIBOR certificates and the payment of certain fees and expenses of the trust. In addition, these shortfalls may be recovered from net payments, if any, from the swap provider. However, we cannot assure you that these funds, if available, will be sufficient to fully cover these shortfalls.

Effect on yields due to rapid prepayments; no assurance of amounts received under the interest rate swap agreement.

   Any net payment payable to the swap provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the pass-through rates on the LIBOR certificates. If the rate of prepayments on the mortgage loans is faster than anticipated, the amount on which payments due under the interest rate swap agreement are calculated (namely, the product of the scheduled notional amount and the multiplier) may exceed the aggregate scheduled principal balance of the mortgage loans in the pool, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the LIBOR certificates.

   In addition, certain swap termination payments arising under the interest rate swap agreement are payable to the swap provider on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

   Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay interest shortfalls, maintain overcollateralization and cover losses. However, no amounts will be payable to the trust by the swap provider unless the floating payment owed by the swap provider for a distribution date exceeds the fixed payment owed to the swap provider for that distribution date. This will not occur except in a period where one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds 4.78% per annum. We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization.

   See "Description of the Certificates--Distributions of Interest and Principal," "--Swap Account" and "--Interest Rate Swap Agreement" in this prospectus supplement.

Prepayments on the mortgage loans could lead to shortfalls in the distribution of interest on your certificates.

   When a voluntary principal prepayment is made by the mortgagor on a mortgage loan (excluding any payments made upon liquidation of any mortgage loan), the mortgagor is charged interest only up to the date of the prepayment, instead of for a full month. However, principal prepayments will only be passed through to the holders of the certificates once a month on the distribution date that follows the prepayment period in which the prepayment was received by the applicable servicer. In the event the timing of any voluntary prepayments in full would cause there to be less than one full month's interest, at the applicable interest rates, available to be distributed to certificateholders with respect to the prepaid mortgage loans, the applicable servicer is obligated to pay an amount, without any right of reimbursement, for the amount of shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with those principal prepayments in full and thirty days' interest on the prepaid mortgage loans, but only to the extent those shortfalls do not exceed the servicing fee for that distribution date payable to that servicer.

   If the applicable servicer fails to make such payments or the shortfall exceeds the servicing fee payable to that servicer for the month, there will be fewer funds available for the distribution of interest on the certificates. In addition, no such payments from any servicer will be available to cover prepayment interest shortfalls resulting from partial prepayments or involuntary prepayments such as liquidation of a defaulted mortgage loan. Such shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

Additional risks associated with the Class M and Class B Certificates.

   The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates will be progressively more sensitive, in that order, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption.
The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, and the amount of overcollateralization following distributions of principal on the related distribution date, will reduce the aggregate principal balance of the Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and
Class M-1 certificates, in that order. As a result of this reduction, less interest will accrue on such class of certificates than would otherwise be the case. Once a realized loss is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they are liquidated. However, the amount of any realized losses allocated to the Class M or Class B certificates may be paid to the holders of those certificates according to the priorities set forth under "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   Unless the aggregate principal balances of the Class A certificates have been reduced to zero, the Class M and Class B certificates will not be entitled to any principal distributions until at least February 2009 or a later date as provided in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the Class M and Class B certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the Class M and Class B certificates, the holders of such certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if certain delinquency levels occur, it is possible for such certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

   In addition, the multiple class structure of the Class M and Class B certificates causes the yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this prospectus supplement, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on such classes. The yield to maturity on such classes of certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the Class X certificates or a class of Class M and Class B certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the Class M and Class B certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

Delay in receipt of liquidation proceeds; liquidation proceeds may be less than the mortgage loan balance.

   Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, reimbursement of advances made on a mortgage loan, liquidation expenses such as legal fees, real estate taxes, hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements described in this prospectus supplement are insufficient to cover the loss.

A portion of the mortgage loans are secured by subordinate mortgages; in the event of a default, these mortgage loans are more likely to experience losses.

   Approximately 3.58% of the group I mortgage loans and approximately 4.20% of the group II mortgage loans are secured by second-lien mortgages, which are subordinate to the rights of the holder of the related senior mortgages. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of the mortgage loan only to the extent that the claims, if any, of each related senior mortgagee are satisfied in full, including any related foreclosure costs. In addition, a holder of a subordinate or junior mortgage may not foreclose on the mortgaged property securing such mortgage unless it either pays the entire amount of the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertakes the obligation to make payments on each senior mortgage in the event of a default under any senior mortgage. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

   An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the second-lien mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties. This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee. A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second-lien mortgage loan after satisfaction of any senior liens.

High loan-to-value ratios increase risk of loss.

   Mortgage loans with higher loan-to-value ratios may present a greater risk of loss than mortgage loans with loan-to-value ratios of 80% or below. Approximately 36.71% and approximately 40.78% of the group I mortgage loans and group II mortgage loans, respectively, had loan-to-value ratios at origination, or with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80% but not more than 100% at origination. Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios or combined loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties or the actual value of such mortgaged properties.

Some of the mortgage loans have an initial interest-only period, which may result in increased delinquencies and losses.

   Approximately 22.54% of the group I mortgage loans and approximately 25.08% of the group II mortgage loans have an initial interest-only period of up to seven years after the date of origination. During this period, the payment made by the related mortgagor will be less than it would be if the principal of the mortgage loan was required to amortize. In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period. As a result, no principal payments will be made on the LIBOR certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

   After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate, the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, or overcollateralization, will be allocated to the LIBOR certificates in reverse order of seniority.

   Mortgage loans with an initial interest-only period are relatively new in the mortgage marketplace. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, the failure by the related mortgagor to build equity in the property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

Payments in full of a balloon loan depend on the borrower's ability to refinance the balloon loan or sell the mortgaged property.

   Approximately 6.62% of the group I mortgage loans and approximately 9.89% of the group II mortgage loans will not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments, i.e., balloon payments, at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon the borrower's ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

      o the level of available interest rates at the time of sale or refinancing;

      o     the borrower's equity in the related mortgaged property;

      o     the financial condition of the mortgagor;

      o     tax laws;

      o     prevailing general economic conditions; and

      o the availability of credit for single family real properties generally.

Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation may not be able to repurchase defective mortgage loans.

   Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its
Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation have made or will make various representations and warranties related to the mortgage loans. Those representations are summarized in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   If Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation fails to cure a material breach of its representations and warranties with respect to any mortgage loan sold by it in a timely manner, then Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation, as applicable, would be required to repurchase or substitute for the defective mortgage loan. It is possible that Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation may not be capable of repurchasing or substituting for any defective mortgage loans, for financial or other reasons. The inability of Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation to repurchase or substitute for defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

The interest rate swap agreement is subject to counterparty risk.

   The assets of the trust include an interest rate swap agreement that will require the swap provider to make certain payments for the benefit of the holders of the LIBOR certificates. To the extent that payments on the LIBOR certificates depend in part on payments to be received by the trustee under the interest rate swap agreement, the ability of the trustee to make such payments on such classes of certificates will be subject to the credit risk of the swap provider.

The credit rating of the swap provider could affect the rating of the LIBOR certificates.

   Morgan Stanley, the guarantor of the swap provider under the interest rate swap agreement, is rated "AA-" by Fitch, Inc., "A+" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and "Aa3" by Moody's Investors Service, Inc. The ratings on the LIBOR certificates are dependent in part upon these credit ratings. If a credit rating of the guarantor of the swap provider is qualified, reduced or withdrawn and a substitute swap provider is not obtained in accordance with the terms of the interest rate swap agreement, the ratings of the LIBOR certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the offered certificates may be adversely affected. See "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

Bankruptcy of the depositor or the sponsor may delay or reduce collections on loans.

   The depositor and the sponsor for the certificates may be eligible to become a debtor under the United States Bankruptcy Code. If the depositor or the sponsor for the certificates were to become a debtor under the United
States Bankruptcy Code, the bankruptcy court could be asked to determine whether the mortgage assets that support the certificates constitute property of the debtor, or whether they constitute property of the related issuing entity. If the bankruptcy court were to determine that the mortgage assets constitute property of the estate of the debtor, there could be delays in payments to certificateholders of collections on the mortgage assets and/or reductions in the amount of the payments paid to certificateholders. The mortgage assets would not constitute property of the estate of the depositor or of the sponsor if the transfer of the mortgage assets from the sponsor to the depositor and from the depositor to the related issuing entity are treated as true sales, rather than pledges, of the mortgage assets.

   The transactions contemplated by this prospectus supplement and the related prospectus will be structured so that, if there were to be a bankruptcy proceeding with respect to the sponsor or the depositor, the transfers should be treated as true sales, and not as pledges. The mortgage assets should accordingly be treated as property of the related issuing entity and not as part of the bankruptcy estate of the depositor or sponsor. In addition, the depositor is operated in a manner that should make it unlikely that it would become the subject of a bankruptcy filing.

   However, the can be no assurance that a bankruptcy court would not recharacterize the transfers as borrowings of the depositor or sponsor secured by pledges of the mortgage assets. Any request by the debtor (or any of its creditors) for such a recharacterization of these transfers, if successful, could result in delays in payments of collections on the mortgage assets and/or reductions in the amount of the payments paid to certificateholders, which could result in losses on the certificates. Even if a request to recharacterize the transfers were to be denied, delays in payments on the mortgage assets and resulting delays or losses on the certificates could result.

External events may increase the risk of loss on the mortgage loans.

   In response to previously executed and threatened terrorist attacks in the United States and foreign countries, the United States has initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act, and any comparable state law, will apply. Substantially all of the mortgage loans have mortgage interest rates which exceed such limitation, if applicable. This may result in interest shortfalls on the mortgage loans, which may result in shortfalls of interest on your certificates. None of the original loan sellers, the depositor, any underwriter, the trustee, the sponsor, the servicers or any other party has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and "Material Legal Aspects of the Loans--Servicemembers Civil Relief Act and the California Military and Veterans Code" in the prospectus.

Drug, RICO and money laundering violations could lead to property forfeitures.

   Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

   In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, did not know or was reasonably without cause to believe that the property was subject to forfeiture. However, there is no assurance that such a defense would be successful.

The certificates are obligations of the trust only.

   The certificates will not represent an interest in or obligation of the depositor, the servicers, the sponsor, the underwriters, Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc.,

Meritage Mortgage Corporation, the trustee or any of their respective affiliates. Neither the certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the servicers, the sponsor, the underwriters, the trustee or any of their respective affiliates. Proceeds of the assets included in the trust (including the interest rate swap agreement for the benefit of the LIBOR certificates) will be the sole source of payments on the certificates, and there will be no recourse to the depositor, the servicers, the sponsor, the underwriters, Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc., Meritage Mortgage Corporation, the trustee or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the certificates.

Your investment may not be liquid.

   The underwriters intend to make a secondary market in the offered certificates, but they will have no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

   The secondary markets for asset-backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.

   None of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the offered certificates, thereby limiting the market for those certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequence to you of the purchase, ownership, and sale of the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The ratings on your certificates could be reduced or withdrawn.

   Each rating agency rating the offered certificates may change or withdraw its initial ratings at any time in the future if, in its judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency qualifies, reduces or withdraws its rating on one or more classes of the offered certificates, the liquidity and market value of the affected certificates is likely to be reduced.

The servicing fee may be insufficient to engage replacement servicers.

   To the extent that this prospectus supplement indicates that the fee payable to the servicers is based on a fee rate that is a percentage of the outstanding mortgage loan balances, no assurance can be made that such fee rate in the future will be sufficient to attract replacement servicers to accept an appointment. In addition, to the extent the mortgage pool of any series has amortized significantly at the time that a replacement servicer is sought, the aggregate fee that would be payable to any such replacement may not be sufficient to attract a replacement to accept an appointment.

The offered certificates may not be suitable investments.

   The offered certificates are not suitable investments for any investor that requires a regular or predictable schedule of monthly payments or payment on any specific date. The offered certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

                             THE MORTGAGE LOAN POOL

   The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the pool of mortgage loans as of the cut-off date, which is January 1, 2006. Unless otherwise indicated in this prospectus supplement, the information regarding the mortgage loans set forth in this prospectus supplement that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date and no delinquencies, defaults or prepayments from December 1, 2005 through the cut-off date. With respect to the mortgage loan pool as of the cut-off date, some amortization will occur prior to the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut-off date may prepay in full, or may be determined not to meet the eligibility requirements for the final mortgage loan pool, and may not be included in the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this prospectus supplement, although such variance should not be material.

General

   The trust will primarily consist of approximately 7,627 conventional, subprime, adjustable and fixed rate, first-lien and second-lien residential mortgage loans with original terms to maturity from the first scheduled payment due date of not more than 30 years, having an aggregate cut-off date balance (after giving effect to scheduled payments due on such date) of approximately $1,228,291,829. The mortgage loans in the trust were acquired by the sponsor, Morgan Stanley Mortgage Capital Inc. (an affiliate of the depositor and the swap provider), from Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation each of whom originated or acquired the mortgage loans.

   The mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this prospectus supplement.
See "--Underwriting Guidelines" below. Because, in general, such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten to a higher standard.

   Approximately 1,867 (or approximately 15.13%) of the mortgage loans in the trust are fixed rate mortgage loans and approximately 5,760 (or approximately 84.87%) are adjustable rate mortgage loans, as described in more detail under "--Adjustable Rate Mortgage Loans" below. Substantially all of the mortgage loans have scheduled monthly payment due dates on the first day of the month. Interest on substantially all of the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

   Approximately 22.54% of the group I mortgage loans and approximately 25.08% of the group II mortgage loans are interest-only until seven years after the date of origination.

   All of the mortgage loans are secured by first or second mortgages, deeds of trust or similar security instruments creating first-liens or second-liens on residential properties consisting of one- to four-family dwelling units, individual condominium units or individual units in planned unit developments.

   Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

   Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

   Approximately 38.89% of the mortgage loans have loan-to-value ratios at origination, or with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 80%. None of the mortgage loans have loan-to-value ratios at origination, or with respect to second-lien mortgage loans, combined loan-to-value ratios at origination, in excess of 100%. The "loan-to-value ratio" of a mortgage loan at any time is the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the mortgaged property and its appraised value at the time of sale or (b) in the case of a refinancing or modification, the appraised value of the mortgaged property at the time of the refinancing or modification. The "combined loan-to-value ratio" of a mortgage loan at any time is the ratio of the principal balance of the second-lien mortgage loan, together with the outstanding balance of the related first-lien mortgage loan, at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the mortgaged property and its appraised value at the time of sale or (b) in the case of a refinancing or modification, the appraised value of the mortgaged property at the time of the refinancing or modification.

   [___] mortgage loans with an aggregate principal balance as of the cut-off date of $[____], which represent not more than approximately 1.0% of the mortgage loans in the final mortgage loan pool, were more than 30 days but less than 60 days Delinquent with respect to their scheduled monthly payments.

   Approximately 91.63% of the mortgage loans are fully amortizing, and approximately 8.37% of the mortgage loans are balloon mortgage loans that have substantial principal payments due on their stated maturity dates. Approximately 23.90% of the mortgage loans are interest-only for a period of time.

      Prepayment Premiums

   Approximately 83.46% of the mortgage loans provide for payment by the borrower of a prepayment premium (each, a "Prepayment Premium") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from six months to five years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. Generally, this amount is equal to six months interest on any amounts prepaid in excess of 20% of the original principal balance of the related mortgage loan during any 12-month period during the applicable penalty period. No mortgage loan imposes a Prepayment Premium for a term in excess of five years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the offered certificates.

   The applicable servicer may waive (or permit a subservicer to waive) a Prepayment Premium in accordance with the pooling and servicing agreement if
(i) such waiver relates to a default or reasonably foreseeable default and would, in the applicable servicer's reasonable judgment, maximize recoveries on the related mortgage loan, (ii) the Prepayment Premium may not be collected under applicable federal, state or local law or regulation, or
(iii) the collection of the Prepayment Premium would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters.

      Adjustable Rate Mortgage Loans

   All of the adjustable rate mortgage loans provide for semi-annual adjustment of the related interest rate based on the Loan Index (as described below under "--The Index") as specified in the related mortgage note, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date").

   The first adjustment of the interest rates for approximately 0.27% of the adjustable rate mortgage loans will occur after an initial period of approximately six months following origination, in the case of approximately 76.46% of the adjustable rate mortgage loans, approximately two years following origination (the "2/28 Adjustable Rate Mortgage Loans"), in the case of approximately 22.37% of the adjustable rate mortgage loans, approximately three years following origination (the "3/27 Adjustable Rate Mortgage Loans") or in the case of approximately 0.90% of the adjustable rate mortgage loans, approximately five years following origination (the "5/25 Adjustable Rate Mortgage Loans").

   On each Adjustment Date for an adjustable rate mortgage loan, the interest rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8% of the Loan Index and a fixed percentage amount (the "Gross Margin"), provided, that, in the substantial majority of cases, the interest rate on each such adjustable rate mortgage loan will not increase or decrease by more than a fixed percentage (ranging from 1.000% to 2.000%) specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first such Adjustment Date, and will not exceed a specified maximum interest rate over the life of such mortgage loan (the "Maximum Rate") or be less than a specified minimum interest rate over the life of such mortgage loan (the "Minimum Rate"). The interest rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"); the Initial Caps range from 1.000% to 3.000% for the adjustable rate mortgage loans. Effective with the first monthly payment due on each adjustable rate mortgage loan after each related Adjustment Date or, with respect to the adjustable rate, interest-only mortgage loans - which have initial periods in which payments of only interest are required to be made - following the interest-only period, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related mortgage loan over its remaining term, and pay interest at the interest rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps, and Maximum Rates, the interest rate on each such adjustable rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the Loan Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable rate mortgage loans generally do not permit the related borrowers to convert their adjustable interest rate to a fixed interest rate.

      The Index

   The index used in determining the interest rates of the adjustable rate mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Loan Index"), as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or (3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the Loan Index becomes unavailable or otherwise unpublished, the applicable servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

      Underwriting Guidelines

   Decision One Mortgage Company, LLC

   Approximately 25.57% of the mortgage loans were originated by Decision One Mortgage Company, LLC under the following guidelines.

   The information set forth in the following paragraphs has been provided by Decision One Mortgage Company, LLC ("Decision One Mortgage") and relates solely to the mortgage loans acquired from Decision One Mortgage.

   General. Decision One Mortgage is a wholly-owned subsidiary of HSBC Group, a publicly traded company. Decision One Mortgage is a mortgage company that originates purchases and sells first-lien and second-lien mortgage loans. Decision One Mortgage emphasizes the origination of mortgage loans that are commonly referred to as Alt a lending options, and non-conforming or sub-prime loans. Decision One Mortgage commenced lending operations on May of 1996. It is headquartered in Charlotte, NC.

   Decision One Mortgage originates and purchases loans through its wholesale network of 19,000 independent mortgage brokers and through its network of 22 branch offices located in 18 states. Loans are processed, underwritten and closed through the branch network. For the twelve months ending December 31, 2004, Decision One Mortgage's wholesale division originated approximately $12.6 billion in mortgages, and in 2005 through December 31, 2005 it originated approximately $16.9 billion. As of December 31, 2004, Decision One Mortgage employed 1,390 associates nationwide, and currently employs 1,537.

   Underwriting Standards. Mortgage loans originated or acquired by Decision One Mortgage, referred to in this section as the originator, were done so in accordance with the underwriting guidelines established by it (collectively, the "Decision One Underwriting Guidelines"). The following is a general summary of the Decision One Underwriting Guidelines believed to be generally applied, with some variation, by Decision One Mortgage.

   The Decision One Underwriting Guidelines are primarily intended to assess the borrower's ability to repay the mortgage loan, to assess the value of the mortgaged property and to evaluate the adequacy of the property as collateral for the mortgage loan. All of the mortgage loans in the mortgage loan pool were also underwritten with a view toward the resale of the mortgage loans in the secondary mortgage market. While Decision One Mortgage's primary consideration in underwriting a mortgage loan is the value of the mortgaged property, Decision One Mortgage also considers, among other things, a mortgagor's credit history, repayment ability and debt service to income ratio, as well as the type and use of the mortgaged property.

   The mortgage loans will have been originated in accordance with the Decision One Underwriting Guidelines. On a case by case basis, exceptions to the Decision One Underwriting Guidelines are made where compensating factors exist.

   Each applicant completes an application which includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. The Decision One Underwriting Guidelines require a credit report on each applicant from a credit reporting company. The report typically contains information relating to matters such as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments. Mortgaged properties that are to secure mortgage loans are appraised by qualified independent appraisers. These appraisers inspect and appraise the subject property and verify that the property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market value analysis based on recent sales of comparable homes in the area, and when deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and Freddie Mac.

   The mortgage loans were originated consistent with and generally conform to the Decision One Underwriting Guidelines' full documentation, limited documentation and stated income documentation residential loan programs. Under each of the programs, Decision One Mortgage reviews the applicant's source of income, calculates the amount of income from sources indicated on the loan application or similar documentation, reviews the credit history of the applicant, calculates the debt service to income ratio to determine the applicant's ability to repay the loan, reviews the type and use of the property being financed, and reviews the property. The Decision One Underwriting Guidelines require that mortgage loans be underwritten in a standardized procedure which complies with applicable federal and state laws and regulations and requires Decision One Mortgage's underwriters to be satisfied that the value of the property being financed, as indicated by an appraisal and a review of the appraisal, currently supports the outstanding loan balance. In general, the maximum loan amount for mortgage loans originated under the programs is $750,000. The Decision One Underwriting Guidelines generally permit loans on one to four family residential properties to have a loan-to-value ratio at origination of up to 100% with respect to first-liens loans. The maximum loan-to-value ratio depends on, among other things, the purpose of the mortgage loan, a borrower's credit history, home ownership history, mortgage payment history or rental payment history, repayment ability and debt service to income ratio, as well as the type and use of the property.

   The Decision One Underwriting Guidelines require that the income of each applicant for a mortgage loan be verified. The income documentation required for Decision One Mortgage's various programs is as follows: under the full documentation program, applicants are required to submit one form of verification from their employer(s) of stable income for at least 24 months; under the Bank Statement and Lite documentation programs, applicants are required to submit verification of stable income for at least 24 months along with consecutive and complete personal checking account bank statements; and under the stated income documentation program, an applicant may be qualified based upon monthly income as stated on the mortgage loan application/form 1003 if the applicant meets certain criteria. All the abovementioned programs require telephone verification of all the applicants' employment.

   In evaluating the credit quality of borrowers, Decision One Mortgage utilizes credit bureau risk scores, or a FICO score, a statistical ranking of likely future credit performance developed by Fair, Isaac & Company and the three national credit data repositories: Equifax, TransUnion and Experian.

   The Decision One Underwriting Guidelines are divided into two major matrices. Below is a description of each matrix:

Core

   Decision One Mortgage's Core product is Decision One Mortgage's all inclusive Alt-A offering and traditional Sub Prime lending options.

      o A+ grade offers Alt A product offerings and competitive pricing for high FICO borrowers.

      o A through C grades provide lending options for the Sub Prime borrower with reductions in LTVs to offset FICO scores.

Portfolio Plus

   Portfolio Plus combines the best features Decision One offers with high LTV and niche features.

      o All credit grades targeted for the borrower with proven payment ability by requiring credit depth and limited slow pay mortgage.

      o     Matrix provides High LTV and Niche product solutions for borrowers.

General underwriting procedures and credit risk management

   In addition to the credit requirements outlined in each matrix, the general underwriting procedures include:

      o Verbal verifications by a Decision One Mortgage employee of employer and home phone numbers.

      o External data integrity score that validates name, address, employment and social security number.

      o Automated valuation tools to ensure collateral and integrity of the appraisal.

   Each underwriter receives training in Fraud Detection, Red Flag Awareness and Investigation. Underwriters have access to internal and external resources to identify risk and confirm the integrity of data in areas of credit capacity and collateral.

   Exceptions. As described above, the foregoing categories and criteria are guidelines only. On a case by case basis, it may be determined that an applicant warrants a debt service to income ratio exception, a pricing exception, a loan-to-value ratio exception, an exception from certain requirements of a particular risk category, etc. An exception may be allowed if the application reflects compensating factors, such as: low loan-to-value ratio, pride of ownership, a maximum of one 30-day late payment on all mortgage loans during the last 12 months, stable employment, and longevity of current residence ownership.

      First NLC Financial Services, LLC

   Approximately 23.86% of the mortgage loans were originated by First NLC Financial Services, LLC ("First NLC") under the following underwriting guidelines.

   General. First NLC's underwriting guidelines are designed to evaluate a borrower's credit history, his or her capacity, willingness and ability to repay the loan and the value and adequacy of the collateral. First NLC's underwriting guidelines are established by a group composed of First NLC's chief credit officers, senior credit officers and the President and Chief Operating Officer. First NLC also invites other credit officers and sales and operational managers to make contributions to these policies. The members of this group meet regularly to review proposed changes to the First NLC underwriting guidelines.

   First NLC has been originating subprime mortgage loans since 1999. Mortgage loans are processed, underwritten and closed through the branch network. For the twelve months ending December 31, 2004, First NLC's wholesale division originated approximately $3.3 billion in mortgages, and in 2005 through December 31, 2005 it originated approximately $6.2 billion.

   Underwriting Personnel. All underwriting is performed by internal underwriting personnel, who are a part of the loan origination teams. First NLC does not delegate underwriting authority to any broker or third-party.

Underwriters review and underwrite each loan package and then either grant a conditional approval on the terms requested, provide a counteroffer approval on the best terms First NLC is willing to offer the borrower, or deny the application. Once a loan is conditionally approved, processors process the loan in accordance with the terms and conditions of the conditional approval. Before closing, each conditionally approved loan is reviewed a second time by an underwriter to determine that the conditions specified in the conditional approval have all been met or waived.

   A senior credit officer, whom First NLC believes has the additional experience and leadership qualities necessary to make high-level credit decisions, oversees each loan origination team. The senior credit officer is responsible for managing the underwriters and processors on his or her team, as well as managing the loan pipeline and other customer service requirements. The senior credit officers report directly to an operations manager in their region. Additionally, they report to the assistant chief credit officer in their region for issues such as guideline changes, industry trends or other feedback relating to the loan origination process. First NLC's 15 senior credit officers each have a minimum of eight years of industry experience and its 5 chief credit officers each have over 13 years individually and a combined 94 years of industry experience.

   Loan Application and Documentation. Each borrower must complete a mortgage loan application that includes information with respect to the applicant's liabilities, income, credit history, employment history and other personal information. First NLC also requires independent documentation as part of its underwriting process. At least one credit report on each applicant from an independent, nationally recognized credit reporting company is required, and First NLC also requires an appraisal, a title commitment, and other income-verification materials. The credit report contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments. Derogatory credit items are disregarded if they are included in the overall credit score. All serious derogatory credit items, such as bankruptcies or foreclosures, must be satisfactorily addressed by the applicant.

   Appraisals. Appraisals are performed by licensed, third-party, fee-based appraisers who are hired by the borrower or broker and include, among other things, an inspection of the exterior and interior of the subject property. Appraisals are also required to address neighborhood conditions, site and zoning status and the condition and value of improvements. First NLC does not require its borrowers to use any particular appraiser; however, it maintains a list of appraisers whose appraisals it will not accept. An appraisal may not be more than 120 days old on the day the loan is funded.

   First NLC requires its underwriters to review all third-party appraisals against an appraisal checklist of qualitative standards, such as square footage, zoning status, comparable property information and improvements. If the underwriters are not satisfied with the accuracy of the third-party appraisal, they will request that a senior credit officer review the appraisal. In addition, First NLC employs in-house state-certified appraisers who review each third-party appraisal that the underwriters are not able to approve because of a failure to meet the qualitative standards. Staff appraisers may require a field review of the property, review additional comparable properties or order a complete second appraisal to verify the accuracy of the original appraisal. In addition to utilizing automated appraisal tools, staff appraisers may work with independent, third-party appraisers to ensure that the appraisals meet First NLC's qualitative standards.

   Verification of Income. First NLC's underwriting guidelines require verification of the borrower's income. First NLC has two levels of income documentation requirements, referred to as "full documentation" and "stated income documentation" programs. Under each of these programs, First NLC reviews the loan applicant's source of income, calculate the amount of income from sources indicated on the loan application or similar documentation and calculate debt-to-income ratios to determine the applicant's ability to repay the loan. Under the full documentation program, applicants are required to submit income verification for the previous two calendar years as well as year-to-date information. Under the stated income documentation program, First NLC evaluates applicants based upon income as stated in the mortgage loan application. Under both programs, First NLC generally verifies by telephone employment and/or proof of business existence and income, and self-employed applicants may be required to submit a business license. Verification of the source of funds, if any, required to be paid by the applicant at closing is generally required under both documentation programs in the form of a standard verification of deposit, two months' consecutive bank statements or other acceptable documentation. First NLC verifies twelve months' mortgage payment or rental history with the related lender or landlord.

   Credit Classifications. A critical function of First NLC's underwriting process is to identify the level of credit risk associated with each applicant for a mortgage loan. First NLC has established seven principal classifications, from "A" to "C," with respect to the credit profile of potential borrowers, and it assigns a rating to each loan based upon these classifications. First NLC has an eighth, generally inactive credit classification, called "C-." First NLC uses two sets of guidelines to assign credit grades to potential borrowers: the Score More Loan Program and the Premier Score Program.

   The Score More Loan Program is based on traditional underwriting techniques, including an analysis of a borrower's financial position, credit history and payment history. The Premier Score Program is based primarily on FICO scores but also takes into consideration other traditional credit information in determining the interest rate and maximum loan-to-value ratio for the loan. First NLC's West Coast division markets the Premier Score Program, with some minor variations, as the Loan Grade Program. The following charts summarize First NLC's lending guidelines for first and second mortgages for the Score More Loan Program and the Premier Score
Program:

                       Score More Full Documentation(1)(2)

               Maximum Mortgage
                 Delinquencies
Credit Grade    Last 12 Months        Property Type                  Owner-Occupied                     Non-Owner-Occupied
------------ ------------------ -----------------------  ------------------------------------ -----------------------------------
                                                            Minimum          Maximum LTV        Minimum FICO      Maximum LTV
                                                                            Purchase and                          Purchase and
                                                           FICO Score       Refinance(3)           Score           Refinance
                                                         --------------- -------------------- ----------------- -----------------
A            None               Single-family residence       600              100%                  600               90%
                                Condominium                   600              100                   600               90
                                Townhome                      600              100                   600               90
                                Duplex                        650              100                   620               80
                                3-4 family unit               620               90                   620               80

A-           One 30-day         Single-family residence       600              100                   620               80
                                Condominium                   600              100                   620               80
                                Townhome                      600              100                   620               80
                                Duplex                        680               95                   620               80
                                3-4 family unit               620               85                   620               80

B            Three 30-day       Single-family residence       620               95                   620               80
                                Condominium                   600               90                   620               80
                                Townhome                      600               90                   620               80
                                Duplex                        600               90                   620               80
                                3-4 family unit               620               85                   620               80

B-           One 60-day         Single-family residence       560               90                   N/A               N/A
                                Condominium                   540               80                   N/A               N/A
                                Townhome                      540               80                   N/A               N/A
                                Duplex                        540               80                   N/A               N/A

C            One 90-day         Single-family residence       525               85                   N/A               N/A
                                Condominium                   540               80                   N/A               N/A
                                Townhome                      540               80                   N/A               N/A
                                Duplex                        540               80                   N/A               N/A

------------
(1) To qualify for a loan under the Score More Full Documentation Program, any foreclosures experienced by the applicant must have occurred no less than three years prior.
(2) The maximum allowable debt-to-income ratio under the Score More Full Documentation Program is 55%.
(3) If the applicant has a history of bankruptcy, the maximum loan-to-value ratio is reduced as follows:

If the bankruptcy was discharged at least three years prior, the maximum loan-to-value ratio is unaffected.

If the bankruptcy was discharged at least two years prior but less than three years prior, the maximum loan-to-value ratio is 95%.

If the bankruptcy was discharged less than two years prior, the maximum loan-to-value ratio is 90%.

        Score More No Income Verification and Limited Documentation(1)(2)


               Maximum Mortgage
                Delinquencies                                      Owner-Occupied                     Non-Owner-Occupied
Credit Grade    Last 12 Months       Property Type             Purchase and Refinance               Purchase and Refinance
------------- ----------------------------------------- ------------------------------------ -----------------------------------
                                                                             Maximum LTV                          Maximum LTV
                                                            Minimum         Purchase and          Minimum         Purchase and
                                                           FICO Score       Refinance(3)         FICO Score        Refinance
                                                         --------------- -------------------- ----------------- -----------------
A              None               Single-family residence     650               100%                 560               90%
                                  Condominium                 680                90                  560               85
                                  Townhome                    680                90                  560               85
                                  Duplex                      680                90                  N/A

A-             One 30-day         Single-family residence     650                90                  580               90
                                  Condominium                 650                85                  580               85
                                  Townhome                    650                85                  580               85
                                  Duplex                      650                85                  N/A               N/A

B              Three 30-day       Single-family residence     620                85                  580               90
                                  Condominium                 620                80                  580               85
                                  Townhome                    620                80                  580               80
                                  Duplex                      620                80                  N/A               N/A

B-             One 60-day         Single-family residence     560                75                  560               75
                                  Condominium                 560                75                  560               70
                                  Townhome                    560                75                  560               70
                                  Duplex                      560                75                  N/A               N/A

------------
(1) To qualify for a loan under the Score More No Income Verification and Limited Documentation Program, any foreclosures experienced by the applicant must have occurred no less than three years prior.

(2) The maximum allowable debt-to-income ratio under the Score More No Income Verification and Limited Documentation Program is 55%.

(3) If the applicant has a history of bankruptcy, the maximum loan-to-value ratio is reduced as follows:

If the bankruptcy was discharged at least three years prior, the maximum loan-to-value ratio is 100%.

If the bankruptcy was discharged at least two years prior but less then three years prior, the maximum loan-to-value ratio is 95%.

If the bankruptcy was discharged less than two years prior, the maximum loan-to-value ratio is 90%.

                       Premier Score Full Documentation(1)

               Maximum Mortgage
                Delinquencies                                         Owner-Occupied                 Non-Owner-Occupied
Credit Grade    Last 12 Months        Property Types              Purchase and Refinance           Purchase and Refinance
------------- ------------------ -----------------------     -------------------------------- --------------------------------
                                                                 Maximum       Maximum LTV     Maximum CLTV     Maximum LTV
                                                               CLTV Combo      One Loan(2)         Combo        One Loan(2)
                                                             ---------------- --------------- ---------------- ---------------
A                  660+          Single-family residence          100%              95%             N/A               85%
                                 Condominium                      100               95              N/A               85
                                 Townhome                         100               95              N/A               85
                                 2-4 family units                 100               95              N/A               80

A-                 620-659       Single-family residence          100               95              N/A               85
                                 Condominium                      100               95              N/A               85
                                 Townhome                         100               95              N/A               85
                                 2-4 family units                  95               95              N/A               80

B+                 600-619       Single-family residence          100               95              N/A               85
                                 Condominium                      100               95              N/A               85
                                 Townhome                         100               95              N/A               85
                                 2-4 family units                 N/A               95              N/A               80

B                  575-599       Single-family residence          N/A               90              N/A               80
                                 Condominium                      N/A               90              N/A               80
                                 Townhome                         N/A               90              N/A               80
                                 2-4 family units                 N/A               90              N/A               80

B-                 550-574       Single-family residence          N/A               90              N/A               75
                                 Condominium                      N/A               85              N/A               75
                                 Townhome                         N/A               85              N/A               75
                                 2-4 family units                 N/A               80              N/A               75

C+                 525-549       Single-family residence          N/A               85              N/A               70
                                 Condominium                      N/A               85              N/A               70
                                 Townhome                         N/A               85              N/A               70
                                 2-4 family units                 N/A               75              N/A               70

C                  500-525       Single-family residence          N/A               80              N/A              N/A
                                 Condominium                      N/A               80              N/A              N/A
                                 Townhome                         N/A               80              N/A              N/A
                                 2-4 family units                 N/A               75              N/A              N/A

------------
(1) The maximum allowable debt-to-income ratio under the Premier Score Full Documentation Program is 55%.

(2) If the applicant has a bankruptcy history, the maximum loan-to-value ratio is reduced as follows:

If the bankruptcy was discharged at least two years prior, the maximum loan-to-value ratio is unaffected.

If the bankruptcy was discharged at least one year prior but less than two years prior, the maximum loan-to-value ratio is 90%.

If the bankruptcy was discharged less than one year prior, the maximum loan-to-value ratio is 90% except that if the applicant's FICO score is 575 or less the maximum loan-to-value ratio is 85% and if the applicant's FICO score is 525 or less, the maximum loan-to-value ratio is 80%.

                     Premier Score No Income Verification(1)

                                                                   Owner-Occupied              Purchase and Refinance
Credit Grade   FICO Score             Property Type            Purchase and Refinance            Non-Owner-Occupied
------------- ----------------- ------------------------- --------------------------------- -----------------------------
                                                                               Maximum
                                                              Maximum          LTV One        Maximum        Maximum
                                                             CLTV Combo        Loan(2)      CLTV Combo   LTV One Loan(2)
------------- ----------------- ------------------------- ----------------- --------------- ------------ ----------------
A                 660+           Single-family residence         100%               90%            N/A           75%
                                 Condominium                     100                90             N/A           75
                                 Townhome                        100                90             N/A           75
                                 2-4 family units                100                90             N/A           75

A-                620-659        Single-family residence         100                90             N/A           75
                                 Condominium                     100                90             N/A           75
                                 Townhome                        100                90             N/A           75
                                 2-4 family units                100                90             N/A           75

B+                600-619        Single-family residence         N/A                85             N/A           75
                                 Condominium                     N/A                85             N/A           75
                                 Townhome                        N/A                85             N/A           75
                                 2-4 family units                N/A                85             N/A           75

B                 575-599        Single-family residence         N/A                85             N/A           75
                                 Condominium                     N/A                85             N/A           75
                                 Townhome                        N/A                85             N/A           75
                                 2-4 family units                N/A                85             N/A           75

B-                550-574        Single-family residence         N/A                75             N/A           70
                                 Condominium                     N/A                75             N/A           70
                                 Townhome                        N/A                75             N/A           70
                                 2-4 family units                N/A                75             N/A           70

C+                525-549        Single-family residence         N/A                70             N/A          N/A
                                 Condominium                     N/A                70             N/A          N/A
                                 Townhome                        N/A                70             N/A          N/A
                                 2-4 family units                N/A                70             N/A          N/A

C                 500-525        Single-family residence         N/A               N/A             N/A          N/A
                                 Condominium                     N/A               N/A             N/A          N/A
                                 Townhome                        N/A               N/A             N/A          N/A
                                 2-4 family units                N/A               N/A             N/A          N/A

------------
(1) The maximum allowable debt-to-income ratio under the Premier Score No Income Verification Program is 50%.

(2) If the applicant has a bankruptcy history, the maximum loan-to-value ratio is reduced as follows:

If the bankruptcy was discharged at least two years prior, the maximum loan-to-value ratio is unaffected.

If the bankruptcy was discharged at least one year prior but less than two years prior, the maximum loan-to-value ratio is 90%.

   If the bankruptcy was discharged less than one year prior, the maximum loan-to-value ratio is 90%, except that if the applicant's FICO score is 575 or less, the maximum loan-to-value ratio is 85% and if the applicant's FICO score is 525 or less, the maximum loan-to-value ratio is 80%.

   Exceptions and Upgrades to First NLC's Underwriting Guidelines. First NLC may make exceptions and upgrades to its underwriting guidelines on a case-by-case basis where compensating factors exist. For example, it may determine that an applicant warrants one of the following upgrades or exceptions:

      o     a risk category upgrade;

      o     a debt-to-income ratio exception;

      o     a pricing exception;

      o     a loan-to-value ratio exception; or

      o an exception from certain requirements of a particular risk category.

   An exception or upgrade may be allowed if the application reflects certain compensating factors, including:

      o     a low loan-to-value ratio;

      o a maximum of one 30-day late payment on all mortgage loans during the last 12 months;

      o     stable employment;

      o     ownership of the current residence for five or more years; or

      o     above average physical condition of the property securing the loan.

   An exception or upgrade may also be allowed if the applicant places a down payment through escrow of at least 20% of the purchase price of the mortgaged property or if the new loan reduces the applicant's monthly aggregate mortgage payment by 25% or more. Accordingly, certain applicants may qualify in a more favorable risk category than would apply in the absence of such compensating factors. All exceptions and upgrades are subject to the approval of a senior credit officer or a chief credit officers.

   Quality Control. First NLC reviews its loans for compliance with applicable legal requirements and its underwriting guidelines. First NLC's legal review staff consists of nine auditors and one supervisor, and its credit review staff consists of six credit analysts and one supervisor. Each loan it funds is reviewed for the accuracy of the income documentation, completeness of loan application information and appraisal conformity. Additionally, all loans are reviewed to ensure that prudent underwriting procedures have been followed and sound underwriting judgments have been made. Executed loan packages are reviewed upon return from the closing agent for accuracy and completeness. All loans are subjected to specific post-funding loan tests, including high-cost tests, to verify that First NLC's originations comply with any applicable laws or regulatory requirements. Any significant findings are reported to supervisors and also to members of First NLC's senior management team. Any corrective measures that are required are promptly initiated.

   If fraud is suspected or there has been a default in payments, the loan is subject to further investigation, including re-verification of income and employment and re-appraisal to confirm the value of the collateral. Any significant findings are reported to Decision One Mortgage's senior management team, and corrective actions are taken, including, if circumstances warrant, the termination of the broker relationship.

The Mortgage Loans in the Aggregate

   The mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:

Cut-off date principal balance of the mortgage loans.......................................               $1,228,291,829
Cut-off date  principal  balance of the fixed rate mortgage loans..........................                 $185,798,209

Cut-off  date  principal  balance  of the  adjustable  rate mortgage loans.................               $1,042,493,619

Interest Rates:
   Weighted Average........................................................................                       7.349%
   Range...................................................................................            4.990% to 14.875%
Weighted average stated remaining term to maturity (in months).............................                          349

   The scheduled principal balances of the mortgage loans range from approximately $9,815 to approximately $967,771. The mortgage loans had an average scheduled principal balance of approximately $161,045.

   The weighted average loan-to-value ratio (or, with respect to second-lien mortgage loans, combined loan-to-value ratio) at origination of the mortgage loans is approximately 81.82% and approximately 38.89% of the mortgage loans have loan-to-value ratios (or, with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80.00%.

   Approximately 96.09% of the mortgage loans are secured by first liens. Approximately 3.91% of the mortgage loans are secured by second liens.

   No more than approximately 0.33% of the mortgage loans are secured by mortgaged properties located in any one zip code area.

   None of the mortgage loans has a Prepayment Premium period at origination in excess of five years.

   Each of Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc., AIG Federal Savings Bank (through its Wilmington Finance division), Accredited Home Lenders, Inc. and Meritage Mortgage Corporation has represented or will represent with respect to each mortgage loan sold by it that

      o none of the group I mortgage loans sold by it is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law;

      o none of the group I mortgage loans originated on or after October 1, 2002 and on or before March 6, 2003 is secured by property located in the State of Georgia; and

      o in connection with the origination of the group I mortgage loans, no proceeds from a group I mortgage loan were used to finance a single-premium credit life insurance policy.

   See "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   The tables on Annex III attached to this prospectus supplement set forth certain statistical information with respect to the mortgage loans in the aggregate. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group I Mortgage Loans


   The group I mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:


Cut-off date principal balance of group I mortgage loans.         $569,394,683
Cut-off  date  principal  balance  of  group I  fixed  rate        $80,458,418
mortgage loans...........................................
Cut-off date principal  balance of group I  adjustable rate       $488,936,265
mortgage loans...........................................
Interest Rates:
   Weighted Average......................................               7.387%
   Range.................................................    4.990% to 14.875%
Weighted  average  stated  remaining  term to maturity  (in                349
months)..................................................

   The scheduled principal balances of the group I mortgage loans range from approximately $9,815 to approximately $498,496. The group I mortgage loans had an average scheduled principal balance of approximately $136,480.

   The weighted average loan-to-value ratio (or, with respect to second-lien mortgage loans, combined loan-to-value ratio) at origination of the group I mortgage loans is approximately 80.96% and approximately 36.71% of the group I mortgage loans have loan-to-value ratios (or, with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80.00%.

   Approximately 96.42% of the group I mortgage loans are secured by first liens. Approximately 3.58% of the group I mortgage loans are secured by second liens.

   No more than approximately 0.42% of the group I mortgage loans are secured by mortgaged properties located in any one zip code area.

   None of the group I mortgage loans has a Prepayment Premium period at origination in excess of three years.

   The tables on Annex III attached to this prospectus supplement set forth certain statistical information with respect to the group I mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group II Mortgage Loans

   The group II mortgage loans are expected to have the following approximate aggregate characteristics as of the cut-off date:


Cut-off date principal balance of group II mortgage loans ................................                    $658,897,145
Cut-off  date  principal  balance  of group  II fixed  rate mortgage loans ...............                    $105,339,791
............................................
Cut-off date principal  balance of group II adjustable rate mortgage loans................                   $553,557,354

Interest Rates:
   Weighted Average.......................................................................                         7.316%
   Range..................................................................................              5.050% to 14.875%
Weighted  average  stated  remaining  term to maturity  (in months) ......................                            348


   The scheduled principal balances of the group II mortgage loans range from approximately $15,983 to approximately $967,771. The group II mortgage loans had an average scheduled principal balance of approximately $190,708.

   The weighted average loan-to-value ratio (or, with respect to second-lien mortgage loans, combined loan-to-value ratio) at origination of the group II mortgage loans is approximately 82.57% and approximately 40.78% of the group II mortgage loans have loan-to-value ratios (or, with respect to second-lien mortgage loans, combined loan-to-value ratios) at origination exceeding 80%.

   Approximately 95.80% of the group II mortgage loans are secured by first liens. Approximately 4.20 % of the group II mortgage loans are secured by second liens.

   No more than approximately 0.45% of the group II mortgage loans are secured by mortgaged properties located in any one zip code area.

   None of the group II mortgage loans has a Prepayment Premium period at origination in excess of five years.

   The tables on Annex III attached to this prospectus supplement set forth certain statistical information with respect to the group II mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

Credit Scores

   Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of determining Credit Scores and, as a result, the determination of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

   The tables on Annex III attached to this prospectus supplement set forth information as to the Credit Scores of the related mortgagors obtained in connection with the origination of each mortgage loan.

                                   THE SPONSOR

   The sponsor is Morgan Stanley Mortgage Capital Inc., a New York corporation ("MSMC"). MSMC is an affiliate of Morgan Stanley Capital Services Inc., the interest rate swap provider, and Morgan Stanley & Co. Incorporated, one of the underwriters. Morgan Stanley Mortgage Capital Inc. is also an affiliate of the depositor and a direct, wholly-owned subsidiary of Morgan Stanley (NYSE:MWD). The executive offices of Morgan Stanley Mortgage Capital Inc. are located at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000. Morgan Stanley Mortgage Capital Inc. provides warehouse and repurchase financing to mortgage lenders and purchases closed, first- and subordinate-lien residential mortgage loans for securitization or resale, or for its own investment. Morgan Stanley Mortgage Capital Inc. also originates commercial mortgage loans. Morgan Stanley Mortgage Capital Inc. does not currently service loans. Instead, Morgan Stanley Mortgage Capital Inc. contracts with other entities to service the loans on its behalf.

   Morgan Stanley Mortgage Capital Inc. acquires residential mortgage loans through bulk purchases and also through purchases of single loans through Morgan Stanley Mortgage Capital Inc.'s conduit loan purchase program. The mortgage loans purchased through its conduit program generally conform to the conduit origination standards.

   Prior to acquiring any residential mortgage loans, Morgan Stanley Mortgage Capital Inc. conducts a review of the related mortgage loan seller that is based upon the credit quality of the selling institution. Morgan Stanley Mortgage Capital Inc.'s review process may include reviewing select financial information for credit and risk assessment and conducting an underwriting guideline review, senior level management discussion and/or background checks. The scope of the mortgage loan due diligence varies based on the credit quality of the mortgage loans.

   The underwriting guideline review entails a review of the mortgage loan origination processes and systems. In addition, such review may involve a consideration of corporate policy and procedures relating to state and federal predatory lending, origination practices by jurisdiction, historical loan level loss experience, quality control practices, significant litigation and/or material investors.

   As mentioned above, Morgan Stanley Mortgage Capital Inc. currently contracts with third party servicers for servicing the mortgage loans that it originates or acquires. Third party servicers are also assessed based upon the servicing rating and the credit quality of the servicing institution.
The servicers may be reviewed for their systems and reporting capabilities, review of collection procedures and confirmation of servicers' ability to provide loan-level data. In addition, Morgan Stanley Mortgage Capital Inc. may conduct background checks, meet with senior management to determine whether the servicer complies with industry standards or otherwise monitor the servicer on an ongoing basis.

   MSMC has been the sponsor of securitizations backed by residential mortgage loans, including subprime mortgage loans, since 2000. The following table sets forth the approximate initial principal amount of securities issued in subprime mortgage loan securitizations sponsored by MSMC since 2000.

                                             Approximate
                                               Initial
                                              Principal
                                             Balance of
                            Year             Securities
                            ----             ------------
                            2000            $0.4 billion
                            2001            $2.6 billion
                            2002            $8.1 billion
                            2003            $10.9 billion
                            2004            $25.7 billion
                            2005            $22.3 billion

As a sponsor, Morgan Stanley Mortgage Capital Inc. acquires mortgage loans and initiates their securitization by transferring the mortgage loans to the depositor or another entity that acts in a similar capacity as the depositor, which loans will ultimately be transferred to the issuing entity for the related securitization. In coordination with Morgan Stanley & Co. Incorporated, Morgan Stanley Mortgage Capital Inc. works with rating agencies, mortgage loan sellers and servicers in structuring the securitization transaction.

                             STATIC POOL INFORMATION

   Information concerning MSMC's prior residential mortgage loan securitizations involving fixed- and adjustable-rate subprime mortgage loans secured by first- or second-lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.morganstanley.com/institutional/abs_spi/Subprime.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this prospectus supplement. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

   In the event any changes or updates are made to the information available on the website, the depositor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the depositor at 1585 Broadway, New York, New
York 10036, Attention: Prospectus Department, telephone number (212) 761-4000.

   The information available on the website relating to any mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the depositor's registration statement.

                                  THE DEPOSITOR

   The depositor is Morgan Stanley ABS Capital I Inc., a Delaware corporation. The depositor is an affiliate of the sponsor, Morgan Stanley Capital Services Inc. (the interest rate swap provider) and Morgan Stanley & Co. Incorporated (one of the underwriters), and is a direct, wholly-owned subsidiary of Morgan Stanley (NYSE:MWD).

   The depositor has been engaged since its incorporation in the securitization of loans and other asset types included within the description of the trust fund assets in this prospectus. The depositor is engaged in the business of acting as depositor of trusts that issue series of notes that are secured by, or certificates that represent interests in, the assets of the trust. The depositor acquires assets specifically for inclusion in a securitization from the sellers in privately negotiated transactions.

   The certificate of incorporation of the depositor limits its activities to those necessary or convenient to carry out its securitization activities. The depositor will have limited obligations with respect to a series of securities. The depositor will obtain the mortgage loans from the sponsor, and may also assign to the trustee certain rights of the sponsor with respect to the mortgage loans. See "Description of the Certificates--Assignment of the Mortgage Loans." In addition, after the issuance of a series of securities, the depositor may have limited obligations with respect to that series which may include appointing a successor trustee if the trustee resigns or is otherwise removed and preparing reports filed under the Securities Exchange Act of 1934.

                               THE ISSUING ENTITY

   Morgan Stanley Home Equity Loan Trust 2006-1, the issuing entity, will be formed on the closing date pursuant to the pooling and servicing agreement. The issuing entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the mortgage loans and related assets and issue the certificates. The fiscal year end for the issuing entity will be December 31, commencing with December 31, 2006.

                                  THE SERVICERS


General

   The mortgage loans will be serviced by HomEq Servicing Corporation ("HomEq") and Countrywide Home Loans Servicing LP ("Countrywide"). HomEq will act as servicer for approximately 83.79% of the mortgage loans, and Countrywide will act as servicer for approximately 16.17% of the mortgage loans. JPMorgan Chase Bank, National Association ("JPMorgan") will act as servicer with respect to the remaining mortgage loans.

   The information contained in this prospectus supplement with regard to HomEq has been provided by HomEq.

   Each servicer will service the mortgage loans in accordance with the pooling and servicing agreement.

   There can be no assurance that the delinquency, foreclosure and/or loan loss experience on the mortgage loans serviced by HomEq in this transaction will correspond to the delinquency, foreclosure and loan loss experience set forth in the tables below, in part because the portfolio of mortgage loans reflected in those tables is relatively unseasoned, which is likely to cause the delinquency, foreclosure and loan loss experience shown to understate, perhaps substantially, the actual delinquency, foreclosure and loan loss experience that might occur as the portfolio becomes more seasoned. Therefore, neither we nor HomEq can predict to what degree the actual delinquency, foreclosure and/or loan loss experience on the mortgage loans serviced by HomEq in this transaction will correspond to the statistical information set forth below in those tables. Consequently, the delinquency, foreclosure and/or loan loss experience set forth in the tables below may not necessarily be material to a prospective investor's decision to invest in the offered certificates.

HomEq Servicing Corporation

   The information contained in this prospectus supplement with regard to HomEq Servicing Corporation, a servicer, has been provided by HomEq.

   HomEq is a nationwide consumer loan servicing company, primarily involved in mortgage loan servicing, with facilities in North Highlands, California, Raleigh, North Carolina and Boone, North Carolina. HomEq is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States with assets of $532 billion as of September 30, 2005.

   HomEq's residential sub-prime and alternative servicing operations are currently rated as "Strong" by S&P. Fitch has rated HomEq "RPS1" as a primary servicer of residential Alt-A and sub-prime products, and "RSS1" as a special servicer. Moody's has rated HomEq "SQ1" as a primary servicer of residential sub-prime mortgage loans. HomEq is an approved Freddie Mac and Fannie Mae servicer.

   HomEq and its predecessor have been servicing residential mortgage loans since 1967. At the end of 2002, HomEq began acquiring servicing from third parties, and currently a substantial majority of the loans in HomEq's servicing portfolio are serviced for third parties, including loans in over 70 residential mortgage-backed securities transactions. HomEq has serviced prime, and non-prime mortgage loans and has experience acting as a special servicer performing collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO property management.

   Currently, substantially all of HomEq's servicing portfolio consists of non-prime mortgage loans, represented by fixed-rate and adjustable-rate, first and second lien conventional mortgage loans. The following table reflects the size and composition of HomEq's servicing portfolio as of the end of each indicated period.

                     HomEq Mortgage Loan Servicing Portfolio
                    Servicing Portfolio Composition and Size
                          (Dollar Amounts in Thousands)

                                                 As of                 As of                   As of                  As of
                                          September 30, 2005     December 31, 2004       December 31, 2003      December 31, 2002
                                           Principal Balance     Principal Balance       Principal Balance      Principal Balance
---------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
Product Type
   Fixed Rate 1st Lien..................    $   12,205,474        $   15,826,596          $   13,548,719         $   11,441,853
   Fixed Rate 2nd Lien..................         1,747,860             2,448,416               2,294,855              3,296,453
   ARM 1st Lien.........................        32,830,826            24,343,483               8,109,637              2,010,520
   Real Estate Owned (REO)..............           351,578               190,081                 160,334                185,437
                                         --------------------- ----------------------- ---------------------- ----------------------
        Total...........................    $   47,135,738        $   42,808,576          $   24,113,545         $   16,934,264
                                         ===================== ======================= ====================== ======================

HomEq's Delinquency and Foreclosure Experience

   The following tables set forth the delinquency and foreclosure experience of the mortgage loans serviced by HomEq at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. A mortgage loan is considered Delinquent for these purposes if the full monthly payment of principal and interest has not been paid by the next scheduled due date. See the definition of "Delinquent" in the "Glossary" in this prospectus supplement. HomEq would not consider a mortgage loan current if a partial payment is made in respect of a delinquent monthly payment. HomEq's portfolio may differ significantly from the mortgage loans in the mortgage loan pool in terms of interest rates, principal balances, geographic distribution, types of properties, lien priority, origination and underwriting criteria, prior servicer performance and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans in the mortgage loan pool will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans in the mortgage loan pool. The actual delinquency experience with respect to the mortgage loans in the mortgage loan pool will depend, among other things, upon the value of the real estate securing such mortgage loans in the mortgage loan pool and the ability of the related borrower to make required payments. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by HomEq. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans in the mortgage loan pool and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool. Finally, the statistics shown below represent the delinquency experience for HomEq's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience with respect to the mortgage loans comprising the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool.

                     HomEq Mortgage Loan Servicing Portfolio
                         Delinquencies and Foreclosures

                          (Dollar Amounts in Thousands)



                                                 As of September 30, 2005                            As of December 31, 2004
                                     -----------------------------------------------      -----------------------------------------
                                                                          Percent by                                     Percent by
                                                          Principal       Principal       Number of        Principal     Principal
                                     Number of Loans       Balance         Balance          Loans           Balance       Balance
                                     ---------------      ---------       ----------      ---------        ---------     ----------
Current Loans ..................           281,442       $39,785,747        84.41%           301,208       $37,671,124        88.00%

Period of Delinquency
    30 to 59 days ..............            25,388         3,381,994         7.18%            20,831         2,378,568         5.56%
    60 to 89 days ..............             7,610         1,023,584         2.17%             6,575           761,639         1.78%
    90 days or more ............             4,051           462,895         0.98%             3,285           324,419         0.76%
Total Delinquencies ............            37,049         4,868,473        10.33%            30,691         3,464,625         8.09%

Foreclosures ...................             9,218         1,159,582         2.46%             7,006           703,929         1.64%
Bankruptcies ...................            12,792           970,358         2.06%            12,181           778,816         1.82%
Total Foreclosures and
Bankruptcies ...................            22,010         2,129,939         4.52%            19,187         1,482,745         3.46%

Real Estate Owned ..............             3,829           351,578         0.75%             2,528           190,081         0.44%
Total Portfolio ................           344,330       $47,135,738       100.00%           353,614       $42,808,576       100.00%


                                                 As of December 31, 2003                         As of December 31, 2002
                                     -----------------------------------------------      -----------------------------------------
                                                                          Percent by                                     Percent by
                                                          Principal       Principal       Number of        Principal     Principal
                                     Number of Loans       Balance         Balance          Loans           Balance       Balance
                                     ---------------      ---------       ----------      ---------        ---------     ----------
Current Loans ..................           234,635       $21,488,618        89.11%           255,443       $14,803,485        87.42%
Period of Delinquency
    30 to 59 days ..............            13,709         1,029,985         4.27%            13,387           658,621         3.89%
    60 to 89 days ..............             3,838           276,720         1.15%             3,907           184,752         1.09%
    90 days or more ............             2,775           185,249         0.77%             3,610           183,220         1.08%
Total Delinquencies ............            20,322         1,491,954         6.19%            20,904         1,026,593         6.06%

Foreclosures ...................             5,101           363,205         1.51%             5,031           302,383         1.79%
Bankruptcies ...................            11,322           609,434         2.53%            12,424           616,366         3.64%
Total Foreclosures and .........                                                                                                  %
Bankruptcies ...................            16,423           972,639         4.03             17,455           918,749         5.43%

Real Estate Owned ..............             2,597           160,334         0.66%             3,119           185,437         1.10%
Total Portfolio ................           273,977       $24,113,545       100.00%           296,921       $16,934,264       100.00%

HomEq's Policies and Procedures

   Upon the acquisition of servicing rights, HomEq coordinates with the prior servicer of the mortgage loans to achieve a transfer of servicing activities with minimal impact to mortgagors. The transfer and boarding process involves notifying the mortgagors of the servicing transfer, transferring electronic files containing loan set up information and a payment history, if applicable. In addition, loan documents are stored either in hard copy or electronically imaged form for future review and reference. All boarding activities are regularly reviewed to assure best practices are employed throughout the boarding process.


   Once a mortgage loan has been boarded, HomEq begins to collect mortgage payments in adherence to the applicable servicing agreement and customary industry standards. HomEq's collections strategy is based on a predictive behavioral scoring system that enables collection efforts to be focused on mortgage loans that represent the greatest risks within the servicing portfolio and is intended to address potential collection problems as soon as possible before they migrate into more costly delinquency, foreclosure and REO status. The predictive behavioral scoring system is integrated with a predictive dialer and phone switch to facilitate incoming and outgoing calls with mortgagors. Outgoing calls range from an introduction of HomEq as servicer to advanced collection activities. Incoming calls are directed by the phone switch based upon the status of the loan to the appropriate customer service or collections representative.

   In the event collection efforts are not successful, HomEq determines whether foreclosure proceedings are appropriate. HomEq considers a number of factors, including the related mortgagor's payment history, such mortgagor's ability and willingness to pay, the condition and occupancy of the related property, the lien position of the mortgage loan and the amount of equity in the property. HomEq also considers the costs associated with taking possession, interest and expense carry, repairs and marketing. Unless impractical, HomEq seeks to reduce the cycle time and loss severity of foreclosure actions in a manner that meets or exceeds published Fannie Mae timelines.

   If a borrower goes into bankruptcy, HomEq will pursue appropriate steps to process the case quickly in an effort to increase monthly cash flows and reduce loss severity, duration and servicing costs. HomEq maintains internal controls to monitor the status of all bankruptcies, whether handled internally or through a multi-state network of attorneys specializing in bankruptcy proceedings in the state of the mortgaged property. HomEq utilizes electronic notifications and case management tools in connection with its bankruptcy account management.

   When HomEq acquires title to a mortgaged property through foreclosure proceedings, it utilizes the services of its affiliate, Horizon Management Services, Inc. ("Horizon"), a wholly owned subsidiary of Wachovia Bank, N.A., which specializes in REO management services. Horizon ascertains property occupancy, obtains appraisals and broker price opinions, determines property condition and whether the costs necessary to preserve or enhance property marketability are justified, lists the property for sale and oversees the final disposition of the property. HomEq electronically monitors these activities performed by Horizon.

   HomEq provides full escrow services, including property tax, hazard insurance, flood insurance and lender-placed insurance services. Most of these services are provided through third-party vendors that specialize in these service areas. HomEq conducts the initial and annual escrow analysis functions internally. HomEq monitors escrow activities on an ongoing basis.

   There have been no material changes in HomEq's servicing policies and procedures during the past three years.

HomEq Prior Securitizations

   During the three years preceding the date of this prospectus supplement, HomEq has not been notified and is not aware that any of the residential mortgage loan securitization portfolios serviced by HomEq have experienced servicing events of default, termination triggers or early amortization events because of servicing by HomEq, and HomEq has not been terminated as a servicer in a residential mortgage loan securitization due to a servicing default or application of a servicing performance test or trigger. During such time, HomEq also neither has failed to make any required advance with respect to any issuance of residential mortgage backed securities nor disclosed material noncompliance with the servicing criteria applicable to any such securitization.

                                   THE TRUSTEE

   Deutsche Bank National Trust Company ("DBNTC") will act as trustee. DBNTC is a national banking association and has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. As trustee, DBNTC will be calculating certain items and reporting as set forth in the pooling and servicing agreement. DBNTC has acted as calculation agent and paying agent in numerous mortgage-backed transactions since 1991. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as trustee on behalf of the certificateholders. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC shall remain liable for the duties and obligations required of it under the pooling and servicing agreement. DBNTC has had no material changes to

DBNTC's policies or procedures in its calculation agent and paying agent roles in mortgage-backed transactions during the past 3 years. DBNTC will act as one of the custodians of the mortgage files pursuant to the pooling and servicing agreement. DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC's custody but will be kept in shared facilities. However, DBNTC's proprietary document tracking system will show the location within DBNTC's facilities of each mortgage file and will show that the mortgage loan documents are held by the trustee on behalf of the trust. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as custodian.

   DBNTC is providing the information in the foregoing paragraph at the depositor's request in order to assist the depositor with the preparation of its disclosure documents to be filed with the SEC pursuant to Regulation AB. Otherwise, DBNTC has not participated in the preparation of such disclosure documents and assumes no responsibility or liability for their contents.

   In its capacity as trustee, DBNTC will be required to perform the following duties regarding the residential mortgage-backed securities:

      o     execute and authenticate the certificates;

      o     maintain lists of certificateholders;

      o maintain custody of the mortgage files with respect to all mortgage loans other than the Decision One mortgage loans;

      o make distributions according to the priorities set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement;

      o collect and prepare certain reports and notices to the certificateholders as set forth in the pooling and servicing agreement;

      o collect and prepare certain reports and notices to the rating agencies as set forth in the pooling and servicing agreement;

      o notify certificateholders of "servicer events of default" as defined and described under "The Pooling and Servicing Agreement--Removal and Resignation of a Servicer" in this prospectus supplement;

      o in case of a servicer event of default, file claims and enforce all rights of action pursuant to the terms of the pooling and servicing agreement;

      o amend the provisions of the pooling and servicing agreement at the request of a specified percentage of certificateholders as further described under "The Pooling and Servicing Agreement--Amendment" in this prospectus supplement; and

      o perform tax reporting duties and make REMIC elections pursuant to the pooling and servicing agreement.

   DBNTC will only be required to perform duties that are specifically set forth in the pooling and servicing agreement, interest rate swap agreement and any other agreements relating to the issuing entity to which it is a party or the certificates. In addition, DBNTC may conclusively rely on any documents furnished to it as the trustee, is not bound to make any investigation into the facts underlying such documents, is not required to expend or risk its own funds or incur any financial liability in the exercise of its rights and powers, and shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized. DBNTC is not responsible for verifying, recomputing or recalculating information given to it by a servicer. See also "The Pooling and Servicing Agreement-- Certain Matters Regarding the Depositor, the Servicers, the Custodian and the Trustee" for additional limitations on the liability of DBNTC.

   DBNTC will be entitled to indemnification from (a) the original loan sellers for breaches of certain representations and warranties to the extent described under "Description of the Certificates--Representations and

Warranties Relating to the Mortgage Loans" in this prospectus supplement and
(b) the trust to the extent described under "The Pooling and Servicing Agreement-- Certain Matters Regarding the Depositor, the Servicers, the Custodian and the Trustee" in this prospectus supplement.

   DBNTC may resign or be removed as set forth in the pooling and servicing agreement. Such resignation or removal will become effective when a successor trustee accepts the appointment.

                                  THE CUSTODIAN

   LaSalle Bank National Association will act as custodian of the Decision One mortgage loans under the pooling and servicing agreement. The trustee will have the custodial responsibilities with respect to the mortgage files for all other mortgage loans.

   The principal executive office of LaSalle Bank National Association in its capacity as custodian is located at 2571 Busse Road, Suite 200, Elkgrove Village, Illinois 60007, and its telephone number is (847) 766-6429.

   The custodian will act as custodian of the mortgage loan files pursuant to the pooling and servicing agreement. The custodian will be responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the certificateholders. The custodian segregates the mortgage files for which it acts as custodian by boarding each mortgage file in an electronic tracking system, which identifies the owner of the mortgage file and the mortgage file's specific location in the custodian's vault.

   For information, with respect to the custodian's liability under the pooling and servicing agreement and any indemnification that the custodian will be entitled to from the trust, see "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicers, the Custodian and the Trustee" in this prospectus supplement.

                         INTEREST RATE SWAP COUNTERPARTY

   The interest rate swap agreement will be provided by Morgan Stanley
Capital Services Inc. ("MSCS" or the "Swap Provider"), a Delaware corporation formed in 1985. See "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement. Morgan Stanley Capital Services Inc. is an affiliate of the sponsor, the depositor and Morgan Stanley & Co. Incorporated, one of the underwriters, and is a wholly-owned, unregulated special purpose subsidiary of Morgan Stanley (NYSE:MWD). The principal executive offices of Morgan Stanley Capital Services Inc. are located at 1221 Avenue of Americas, New York, New York 10020, telephone number (212) 761-4000.

   Morgan Stanley Capital Services Inc. conducts business in the over-the-counter derivatives market, writing a variety of derivative instruments, including interest rate swaps, currency swaps, credit default swaps and interest rate options with institutional clients. The obligations of Morgan Stanley Capital Services Inc. under its derivative instruments are 100% guaranteed by Morgan Stanley. As of August 31, 2005, Morgan Stanley has a long-term debt rating of "Aa3" by Moody's Investors Service, Inc. ("Moody's"), "A+" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and "AA-" by Fitch, Inc. ("Fitch") and a short-term debt rating of "P-1" by Moody's, "A-1" by S&P and "F1+" by Fitch.

                         DESCRIPTION OF THE CERTIFICATES

General

   On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in sixteen classes, the Class A-1, Class A-2a, Class A-2b, Class A-2c,
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class P, Class X and Class R certificates. Only the
Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, collectively, the "Offered Certificates," will be offered under this prospectus supplement. The Offered Certificates, together with the Class A-1 certificates, will be referred to as the "LIBOR Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

   The trust fund will consist of:

      o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

      o such assets as from time to time are identified as REO property and related collections and proceeds;

      o assets that are deposited in the accounts, and invested in accordance with the pooling and servicing agreement; and

      o     an interest rate swap agreement.

   The LIBOR Certificates will be issued and available only in book-entry form, in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount less than $25,000. For information regarding the issuance of certificates in book-entry form, see "--Book-Entry Registration" below.

   Voting rights will be allocated among holders of the LIBOR Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class P certificates will each be allocated 1% of the voting rights.

   The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2a, Class A-2b and Class A-2c certificates generally represent interests in the group II mortgage loans. The Class M and Class B certificates represent interests in all of the mortgage loans.

   The following chart illustrates generally the distribution priorities and subordination features applicable to the LIBOR Certificates.

                             ----------------------
                              Class A-1 Class A-2a
                                   Class A-2b
                                   Class A-2c
Accrued certificate|                  Class M-1                 /\
interest, then     |                  Class M-2                 |
principal          |                  Class M-3                 |
                   |                  Class M-4                 |
                   |                  Class M-5                 |
                   |                  Class M-6                 |
                   |                  Class B-1                 |
                   |                  Class B-2                 | Losses
                   |                  Class B-3                 |
                   |            Class X, Class P and            |
                   |                 Class R                    |
                   \/                                           |

Book-Entry Registration

   The LIBOR Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the LIBOR Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the LIBOR Certificates will be represented by book-entries on the records of DTC and its participating members. All references in this prospectus supplement to the LIBOR Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

   The beneficial owners of the LIBOR Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear, if they are participants in such systems, or indirectly through organizations which are participants in such systems. The LIBOR Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories, which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the LIBOR Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

   The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

   DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

   Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the LIBOR Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

   Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the LIBOR Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the LIBOR Certificates only indirectly through DTC and its participants.

   Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date.
Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

   Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

   Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC. However, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

   Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

   Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the LIBOR
Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds a book-entry interest in the LIBOR Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law.
All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

   Distributions on the book-entry certificates will be made on each distribution date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

   Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

   Monthly and annual reports on the trust provided by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

   DTC has advised the depositor that it will take any action permitted to be taken by a holder of the LIBOR Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

   None of the trust, the depositor, the servicers, or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration" in the prospectus.

   See also the attached Annex I for certain information regarding
U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

   The LIBOR Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor, at its option (but with the trustee's consent), notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

   Upon the occurrence of any event described in the immediately preceding paragraph, the trustee will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

   Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing, the trustee designates its office located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit for those purposes. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require distribution of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

   Pursuant to mortgage loan purchase and warranties agreements, Decision One Mortgage Company, LLC, First NLC Financial Services, LLC, Countrywide Home Loans, Inc. ("CHL"), AIG Federal Savings Bank (through its Wilmington Finance division) ("Wilmington Finance"), Accredited Home Lenders, Inc. ("Accredited") and Meritage Mortgage Corporation ("Meritage") sold the mortgage loans, without recourse, to MSMC, an affiliate of the depositor, and MSMC will sell and convey the mortgage loans, including all principal outstanding as of, and interest due and accruing on or after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due on or after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to
(a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, MSMC will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such mortgage loan prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

   MSMC will convey to the depositor, pursuant to an assignment and recognition agreement (the "Meritage Assignment Agreement"), and the depositor will convey to the trust, pursuant to the pooling and servicing agreement, certain rights of MSMC with respect to the Meritage mortgage loans under the mortgage loan purchase and warranties agreement between Meritage and MSMC (collectively with the Meritage Assignment Agreement, the "Meritage Agreements"). MSMC will convey to the depositor, pursuant to another assignment and recognition agreement (the "Wilmington Finance Assignment Agreement"), and the depositor will convey to the trust, pursuant to the pooling and servicing agreement, certain rights of MSMC with respect to the Wilmington Finance mortgage loans under the mortgage loan purchase and warranties agreement between Wilmington Finance and MSMC (collectively with the Wilmington Finance Assignment Agreement, the "Wilmington Finance Agreements"). MSMC will convey to the depositor, pursuant to another assignment and recognition agreement (the "Accredited Assignment Agreement"), and the depositor will convey to the trust, pursuant to the pooling and servicing agreement, certain rights of MSMC with respect to the Accredited mortgage loans under the mortgage loan purchase and warranties agreement between Accredited and MSMC (collectively with the Accredited Assignment Agreement, the "Accredited Agreements"). MSMC will convey to the depositor, pursuant to another assignment and recognition agreement (the "CHL Assignment Agreement"), and the depositor will convey to the trust, pursuant to the pooling and servicing agreement, certain rights of MSMC with respect to the CHL mortgage loans under the mortgage loan purchase and warranties agreement between CHL and MSMC (collectively with the CHL Assignment Agreement, the "CHL Agreements").

Delivery of Mortgage Loan Documents

      In connection with the transfer and assignment of each mortgage loan to the trust, the depositor will cause to be delivered (i) to LaSalle Bank National Association, as custodian on behalf of the trustee with respect to the mortgage loans sold to MSMC by Decision One Mortgage, (ii) to the trustee with respect to the remaining mortgage loans, on or before the closing date, the following documents with respect to each mortgage loan which constitute the mortgage file:

            (a) the original mortgage note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

            (b) the original of any guaranty executed in connection with the mortgage note;

            (c) the related original mortgage and evidence of its recording or, in certain limited circumstances, a copy of the mortgage certified by the originator, escrow company, title company, or closing attorney;

            (d) the mortgage assignment(s), or copies of them certified by the applicable originator, escrow company, title company, or closing attorney, if any, showing a complete chain of assignment from the originator of the related mortgage loan to the last endorsee - which assignment may, at the originator's option, be combined with the assignment referred to in clause
      (e) below;

            (e) a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the last endorsee in blank;

            (f) originals or certified copies of all assumption, modification, consolidation and extension agreements, with evidence of recording on them;

            (g) an original title insurance policy or, in the event the original policy is unavailable, a certified true copy of the related policy binder, preliminary report or commitment for title certified to be true and complete by the title insurance company; and

            (h) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage (if provided).

   Pursuant to the pooling and servicing agreement, the custodian or the trustee, as applicable, will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note, item

(a) above, with respect to each of the mortgage loans delivered to it, with any exceptions noted. The custodian and the trustee will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within ninety days after the closing date - or, with respect to any Substitute Mortgage Loan delivered to the custodian or the trustee, as applicable, within thirty days after the receipt of the mortgage file by the custodian or the trustee, as applicable, and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

      o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

      o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

      o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

      o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

   If the custodian or the trustee, as applicable, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file that is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description of the requirements as set forth in the schedule of mortgage loans delivered pursuant to the pooling and servicing agreement, the trustee or the custodian, as applicable, is required to promptly so notify the applicable original loan seller, the applicable servicer and the depositor in writing. The applicable original loan seller will be required to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the trustee or the custodian, as applicable. If, however, within the time frame set forth in the applicable mortgage loan purchase and warranties agreement, any original loan seller has not caused the defect to be remedied, the applicable original loan seller will be required to either (a) substitute a Substitute Mortgage Loan for the defective mortgage loan, if permitted under the terms of the applicable mortgage loan purchase and warranties agreement, or (b) repurchase the defective mortgage loan. The substitution or repurchase is required to be effected in the same manner as a substitution or repurchase for a material breach of a mortgage loan representation and warranty, as described below under "--Representations and Warranties Relating to the Mortgage Loans." The obligation of the applicable original loan seller to cure the defect or to substitute or repurchase the defective mortgage loan will constitute the sole remedies available to the holders of the certificates and the trustee relating to the defect.

Representations and Warranties Relating to the Mortgage Loans

  Pursuant to the pooling and servicing agreement, each of Decision One Mortgage Company, LLC and First NLC Financial Services, LLC will make certain representations and warranties with respect to each mortgage loan transferred by it as of the closing date (or an earlier date specified in the pooling and servicing agreement, which may be the date on which the servicing of the mortgage loan was transferred, the cut-off date or the date on which MSMC purchased the mortgage loan from the applicable original loan seller). Pursuant to the Meritage Agreements, Meritage will make or has made certain representations and warranties with respect to each mortgage loan transferred by it as of the closing date (or an earlier date specified in the Meritage Agreements, which may be the date on which the servicing of the mortgage loan was transferred or the date on which MSMC purchased the mortgage loan from Meritage). Pursuant to the Wilmington Finance Agreements, Wilmington Finance will make or has made certain representations and warranties with respect to each mortgage loan transferred by it as of the date on which MSMC purchased the mortgage loan from Wilmington Finance or the date on which the servicing of the mortgage loan was transferred. Pursuant to the CHL Agreements, CHL will make or has made certain representations and warranties with respect to each mortgage loan transferred by it as of the closing date (or an earlier date specified in the CHL Agreements, which may be the date on which the servicing of the mortgage loan was transferred, the cut-off date or the date on which MSMC purchased the mortgage loan from CHL). Pursuant to the Accredited Agreements, Accredited will make or has made certain representations and warranties with respect to each mortgage loan transferred by it as of the closing date (or an earlier date specified in the Accredited Agreements, which may be the date on which the servicing of the mortgage loan was transferred, the cut-off date or the date on which MSMC purchased the mortgage loan from Accredited). These representations and warranties include, among other things:

            (1) Except with respect to the Delinquent mortgage loans described under "The Mortgage Loan Pool--General" in this prospectus supplement, no payment required under the mortgage loan is more than 30 days delinquent, nor has any payment under the mortgage loan been more than 30 days delinquent, exclusive of any period of grace, at any time since the origination of the mortgage loan;

            (2) Except as described in representation (1) above with respect to certain Delinquent mortgage loans, to the best of the applicable original loan seller's knowledge, there are no defaults in complying with the terms of the mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

            (3) The terms of the mortgage note and mortgage have not been impaired, waived, altered or modified in any respect from the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the purchaser. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage loan file;

            (4) The mortgage loan is not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable (subject to bankruptcy, equitable principles and laws affecting creditor rights generally), in whole or in part;

            (5) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured against loss by fire and hazards of extended coverage;

            (6) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure and all predatory and abusive lending laws applicable to the mortgage loan (including, without limitation, any provisions relating to Prepayment Premiums) have been complied with;

            (7) The mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, except as approved by a title insurer, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

            (8) The mortgage is a valid, subsisting and enforceable first-lien or second-lien on the mortgaged property, including all buildings and improvements on the mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the mortgage is subject only to:

                  (i) with respect to any second-lien mortgage loan, the lien of the first mortgage on the related mortgaged property;

                  (ii) the lien of current real property taxes and assessments not yet due and payable;

                  (iii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the mortgage loan or (b) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

                  (iv) other matters to which like properties are commonly
            subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

            (9) The mortgage note and the mortgage and any other agreement executed and delivered by a mortgagor in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the signatory enforceable in accordance with its terms (including, without limitation, any provisions relating to Prepayment Premiums), subject to bankruptcy, equitable principles and laws affecting creditor rights generally. All parties to the mortgage note, the mortgage and any other such related agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such agreement, and the mortgage note, the mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a mortgage loan has taken place on the part of the responsible party, other than any error, omission or negligence in the origination of a mortgage loan that may have occurred despite the responsible party's conformance with the underwriting guidelines (as in effect at the time that mortgage loan was made). No fraud, misrepresentation or similar occurrence or, to the responsible party's knowledge, error, omission or negligence with respect to a mortgage loan has taken place on the part of any other person, including without limitation, the mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the mortgage loan;

            (10) The mortgage loan is covered by an American Land Title Association lender's title insurance policy, or with respect to any mortgage loan for which the related mortgaged property is located in California a California Land Title Association lender's title insurance policy, or other generally acceptable form of policy or insurance in conformity with the underwriting guidelines (as in effect on the date the mortgage loan was originated) of the applicable original loan seller and each such title insurance policy is issued by a title insurer that is qualified to do business in the jurisdiction where the mortgaged property is located, insuring the applicable original loan seller, its successors and assigns, as to the first priority lien or second priority lien, as applicable, of the mortgage in the original principal amount of the mortgage loan, subject only to the exceptions contained in clauses (i),
      (ii), (iii) and (iv) of representation (8) above;

            (11) Except as described in representation (1) above with respect to certain Delinquent mortgage loans, other than payments due but not yet 30 or more days delinquent, there is no default, breach, violation or event which would permit acceleration existing under the mortgage or the mortgage note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration;

            (12) The mortgage contains customary and enforceable provisions that render the rights and remedies of the holder of the mortgage adequate for the realization against the mortgaged property of the benefits of the security provided by the mortgaged property, including, (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a mortgagor which would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

            (13) The mortgaged property is capable of being lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the mortgaged property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (14) There is no proceeding pending or, to the applicable original loan seller's knowledge, threatened for the total or partial condemnation of the mortgaged property. The mortgaged property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended;

            (15) No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any insurance policy related to the mortgage loans;

            (16) The mortgage file contains an appraisal of the related mortgaged property signed by a qualified appraiser;

            (17) None of the mortgage loans is (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost home," "threshold," "covered," "high risk home" or "predatory" loan under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees); and

            (18) None of the mortgage loans originated on or after October 1, 2002 and on or before March 6, 2003 is secured by property located in the State of Georgia.

            (19) None of the mortgage loans has a Prepayment Premium period at origination in excess of five years;

            (20) No proceeds from any mortgage loan were used to purchase single premium credit insurance policies;

            (21) The applicable interim servicer has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis;

            (22) No mortgagor was required to purchase any credit insurance product (e.g., life, mortgage, disability, accident, unemployment or health insurance product) as a condition of obtaining the extension of credit. No mortgagor obtained a prepaid single premium credit life, mortgage, disability, accident, unemployment or health insurance product in connection with the origination of the mortgage loan; and

            (23) Solely with respect to each mortgage loan that has an original stated principal balance that meets Fannie Mae or Freddie Mac limits for conforming mortgage loans and is a group I mortgage loan, no mortgage loan originated on or after August 1, 2004 requires the related mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

   Pursuant to the pooling and servicing agreement, the Meritage Agreements, the CHL Agreements, the Accredited Agreements or the Wilmington Finance Agreements, as applicable, upon the discovery by any of a servicer, the depositor, the applicable loan seller, the custodian or the trustee that any of the representations and warranties contained in the pooling and servicing agreement, the Meritage Agreements, the CHL Agreements, the Accredited Agreements or the Wilmington Finance Agreements, as applicable, have been breached in any material respect as of the date made, with the result that value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties. Subject to certain provisions of the pooling and servicing agreement, the Meritage Agreements, the CHL Agreements, the Accredited Agreements or the Wilmington Finance Agreements, as applicable, within sixty days of the earlier to occur of the applicable original loan seller's discovery or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the applicable original loan seller will be required to,

      o     promptly cure such breach in all material respects,

      o if substitution is permitted pursuant to the terms of the applicable mortgage loan purchase and warranties agreement, and the substitution occurs prior to the second anniversary of the closing date, remove each mortgage loan which has given rise to the requirement for action by the applicable original loan seller, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the applicable servicer with respect to the related distribution date the amount of such shortfall plus all accrued and unpaid interest on the replaced mortgage loans and all related unreimbursed servicing advances (a "Substitution Adjustment Amount"), or

      o purchase such mortgage loan at a price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicers or other expenses of the applicable servicer or trustee relating to the mortgage loan in breach.

   Notwithstanding the foregoing, pursuant to the terms of the pooling and servicing agreement, the Meritage Agreements, the CHL Agreements, the Accredited Agreements or the Wilmington Finance Agreements, as applicable, in the event of discovery by any party to the pooling and servicing agreement
(i) that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the pooling and servicing agreement, the Meritage Agreements, the CHL Agreements, the Accredited Agreements or the Wilmington Finance Agreements, as applicable, or (ii) of a breach of the representations and warranties listed as numbers (17), (18), (19), (20),
(21), (22) or (23) in the second preceding full paragraph, the applicable original loan seller will be required to repurchase the related mortgage loan at the purchase price within the time frame set forth in the pooling and servicing agreement, the Meritage Agreements, the CHL Agreements, the Accredited Agreements or the Wilmington Finance Agreements, as applicable. The purchase price with respect to such mortgage loan will be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

   In addition, the original loan sellers are obligated to indemnify the depositor, any of its affiliates, the servicers, the trustee, and the trust, for any third-party claims arising out of a breach by the applicable original loan seller of representations or warranties regarding the mortgage loans. The obligations of the applicable original loan seller to cure such breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the servicers, the trustee, the depositor and any of its affiliates.

   The depositor will also represent that (a) no group I mortgage loan has a Prepayment Premium period in excess of three years and (b) the original principal balance of each group I mortgage loan was within Freddie Mac's and Fannie Mae's dollar amount limits for conforming one- to-four family mortgage loans. In the event of a breach by the depositor of either of these representations and warranties, the depositor will be obligated to cure, repurchase or substitute the applicable mortgage loan in the same manner as is set forth above with respect to breaches of representations and warranties made by the applicable original loan seller regarding the mortgage loans.
The obligation of the depositor under the pooling and servicing agreement to cure, repurchase or substitute any mortgage loan as to which a breach of either of these representations and warranties has occurred and is continuing will constitute the sole remedies against the depositor respecting such breach available to the holders of the certificates or the trustee.

Payments on the Mortgage Loans

   The pooling and servicing agreement provides that each servicer is required to establish and maintain a collection account. The pooling and servicing agreement permits each servicer to direct any depository institution maintaining its collection account to invest the funds in its collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

   Each servicer is obligated to deposit or cause to be deposited in its collection account, within two business days after receipt, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

      o all payments on account of principal, including prepayments of principal on the mortgage loans;

      o all payments on account of interest, net of the servicing fee, on the mortgage loans;

      o all Insurance Proceeds to the extent such Insurance Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices, Condemnation Proceeds and Liquidation Proceeds;

      o all other amounts required to be deposited in its collection account pursuant to the pooling and servicing agreement; and

      o any amounts required to be deposited in connection with net losses realized on investments of funds in its collection account.

   The servicers are not permitted to commingle funds in the collection account with any other funds or assets.

   The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicers will be required to deposit or cause to be deposited the funds required to be remitted by the servicers on the Servicer Remittance Date. The pooling and servicing agreement permits but does not require the trustee to invest the funds in the distribution account in one or more eligible investments that mature on or prior to the next distribution date.

   The funds required to be remitted by each servicer for a Servicer Remittance Date will be equal to the sum, without duplication, of:

      o all collections of scheduled principal and interest on the mortgage loans received by the applicable servicer on or prior to the related Determination Date;

      o all principal prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, if any, collected by the applicable servicer during the related Prepayment Period;

      o all P&I Advances made by the applicable servicer with respect to payments due to be received on the mortgage loans on the related due date but not received by the related Determination Date; and

      o any other amounts required to be placed in its collection account by the applicable servicer pursuant to the pooling and servicing agreement;

      but excluding the following:

            (a) for any mortgage loan with respect to which the applicable servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan that represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, to the extent of such unreimbursed P&I Advance;

            (b) amounts received on a particular mortgage loan with respect to which the applicable servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

            (c) for that Servicer Remittance Date, the aggregate servicing fee;

            (d) all net income from eligible investments that are held in the collection account for the account of the applicable servicer;

            (e) all amounts actually recovered by the applicable servicer in respect of late fees, assumption fees and similar fees;

            (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

            (g) certain other amounts which are reimbursable to the depositor or the applicable servicer, as provided in the pooling and servicing agreement; and

            (h) all collections of principal and interest not required to be remitted on that Servicer Remittance Date.

   The amounts described in clauses (a) through (h) above may be withdrawn by the applicable servicer from the applicable collection account on or prior to each Servicer Remittance Date.

      Distributions

   Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter, commencing in February 2006, to the persons in whose names the certificates are registered on the related Record Date.

   Distributions on each distribution date will be made by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register or, in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of that certificateholder at a bank or other depository institution having appropriate wire transfer facilities. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates its offices located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658 for those purposes.

      Administration Fees

   As described under the definition of "Available Funds" included in the "Glossary of Terms" in this prospectus supplement, funds collected on the mortgage loans that are available for distribution to certificateholders will be net of the servicing fee, the custodial fee and trustee fee payable on each mortgage loan. On each distribution date, the servicers, the custodian and the trustee will be entitled to their fee prior to the certificateholders receiving any distributions. The servicing fee, the custodial fee and trustee fee for any distribution date for any mortgage loan will be an amount equal to one-twelfth of the applicable servicing fee rate, applicable custodial rate or trustee fee rate, as applicable, on the Stated Principal Balance of such mortgage loan. The following table identifies the per annum fee rate applicable in calculating the servicing fees, the custodial fees and the trustee fee.

             Fee                       Per Annum Fee Rate
             -------------             ---------------------------
             Servicing Fee             0.50%
             Custodial Fee             less than or equal to 0.01%
             Trustee Fee               less than or equal to 0.01%

   In addition to the servicing fee, the custodial fee and the trustee fee, funds collected on the mortgage loans that are available for distribution to the certificateholders will also be net of any indemnification payments made to the depositor, the servicers, the custodian or the trustee, as described under "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicers, the Custodian and the Trustee" in this prospectus supplement and "The Agreements--Matters Regarding the Master Servicer and the Depositor" in the prospectus, and reimbursements for certain unanticipated expenses borne by the depositor, the servicers, the custodian or the trustee, as described in this prospectus supplement and the accompanying prospectus.

Priority of Distributions Among Certificates

  As more fully described in this prospectus supplement, distributions on the certificates will be made monthly on each distribution date from Available Funds and will be made to the classes of certificates generally in the following order of priority:

                  (i) to make certain payments to the Swap Account for the
            benefit of the Swap Provider, as further described below under "--Distributions of Interest and Principal";

                  (ii) to current interest on each class of certificates and previously unpaid interest on the Class A certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

                  (iii) to principal on the classes of certificates then
            entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

                  (iv) to unpaid interest and Unpaid Realized Loss Amounts on the Subordinated Certificates, in the order and subject to the priorities described below under "--Distributions of Interest and Principal"; and

                  (v) to deposit into the Excess Reserve Fund Account to cover any Basis Risk CarryForward Amounts on the LIBOR certificates, and, after making certain termination payments, if any, to the Swap Account for the benefit of the Swap Provider, finally to be released to the Class X certificates, in each case subject to certain limitations set forth below under "--Distributions of Interest and Principal".

Distributions of Interest and Principal

  For any distribution date, the "Pass-Through Rate" for each class of LIBOR Certificates will be as set forth below:

            (a) for the Class A-1 certificates, a per annum rate equal to the least of (1) One-Month LIBOR plus the related fixed margin for the Class A-1 certificates and that distribution date, (2) the Group I Loan Cap (as defined below) and (3) the WAC Cap (as defined below);

            (b) for the Class A-2a, Class A-2b and Class A-2c certificates, a per annum rate equal to the least of (1) One-Month LIBOR plus the related fixed margin for the applicable class and that distribution date, (2) the Group II Loan Cap (as defined below) and (3) the WAC Cap; and

            (c) for the Class M and Class B certificates, a per annum rate equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for the applicable class and that distribution date and (2) the WAC Cap.

   The fixed margin for each class of LIBOR Certificates is as follows:
Class A-1, [___]%; Class A-2a, [___]%; Class A-2b, [___]%; Class A-2c,
[___]%; Class M-1, [___]%; Class M-2, [___]%; Class M-3, [___]%; Class M-4,
[___]%; Class M-5, [___]%; Class M-6, [___]%; Class B-1, [___]%; Class B-2,
[___]%; and Class B-3, [___]%. On the distribution date immediately following the distribution date on which a servicer has the right to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement and each distribution date thereafter, the fixed margin for each class of LIBOR Certificates will increase to the following: Class A-1, [___]%;
Class A-2a, [___]%; Class A-2b, [___]%; Class A-2c, [___]%; Class M-1,
[___]%; Class M-2, [___]%; Class M-3, [___]%; Class M-4, [___]%; Class M-5,
[___]%; Class M-6, [___]%; Class B-1, [___]%; Class B-2, [___]%; and
Class B-3, [___]%.

   The "Group I Loan Cap" for any distribution date is the weighted average of the interest rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate (as defined below), adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

   The "Group II Loan Cap" for any distribution date is the weighted average of the interest rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

   The "WAC Cap" for any distribution date is the weighted average of the interest rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect at the beginning of the related Due Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

   The "Swap Payment Rate" for any distribution date is a fraction (expressed as a percentage), the numerator of which is any Net Swap Payment or Swap Termination Payment (other than a Defaulted Swap Termination Payment) owed to the Swap Provider for such distribution date and the denominator of which is the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12.

   On each distribution date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal are required to be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each distribution date will equal the sum of (i) the Basic Principal Distribution Amount for that distribution date and (ii) the Extra Principal Distribution Amount for that distribution date.

      On each distribution date, the trustee will be required to make the distributions and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

            (i) to the holders of each class of LIBOR Certificates and to the Swap Account in the following order of priority:

                  (a) to the Swap Account, the sum of (x) all Net Swap Payments
            and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

                  (b) concurrently, (1) from the Interest Remittance Amount
            related to the group I mortgage loans, to the Class A-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amount for the Class A-1 certificates, and (2) from the Interest Remittance Amount related to the group II mortgage loans, to the Class A-2a, Class A-2b and Class A-2c certificates, pro rata (based on the amounts distributable under this clause (i)(b)(2) to those classes of certificates), the related Accrued Certificate Interest and Unpaid Interest Amounts for those classes of certificates; provided, that, if the Interest Remittance Amount for any group is insufficient to make the related payments set forth in clauses (i)(b)(1) or (i)(b)(2) above, any Interest Remittance Amount relating to the other group remaining after payment of the related Accrued Certificate Interest and Unpaid Interest Amounts will be available to cover that shortfall;

                  (c) from any remaining Interest Remittance Amounts, to the
            Class M-1 certificates, the Accrued Certificate Interest for that class;

                  (d) from any remaining Interest Remittance Amounts, to the
            Class M-2 certificates, the Accrued Certificate Interest for that class;

                  (e) from any remaining Interest Remittance Amounts, to the
            Class M-3 certificates, the Accrued Certificate Interest for that class;

                  (f) from any remaining Interest Remittance Amounts, to the
            Class M-4 certificates, the Accrued Certificate Interest for that class;

                  (g) from any remaining Interest Remittance Amounts, to the
            Class M-5 certificates, the Accrued Certificate Interest for that class;

                  (h) from any remaining Interest Remittance Amounts, to the
            Class M-6 certificates, the Accrued Certificate Interest for that class;

                  (i) from any remaining Interest Remittance Amounts, to the
            Class B-1 certificates, the Accrued Certificate Interest for that class;

                  (j) from any remaining Interest Remittance Amounts, to the
            Class B-2 certificates, the Accrued Certificate Interest for that class; and

                  (k) from any remaining Interest Remittance Amounts, to the
            Class B-3 certificates, the Accrued Certificate Interest for that class;

            (ii) (A) on each distribution date before the Stepdown Date or with respect to which a Trigger Event is in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

                  (a) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero; and

                  (b) sequentially to the Class M-1, Class M-2, Class M-3, Class
            M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

      (B) on each distribution date on and after the Stepdown Date and as long as a Trigger Event is not in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal in an amount equal to the Principal Distribution Amount in the following amounts and order of priority:

            (a) to the Class A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero;

            (b) to the Class M-1 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (c) to the Class M-2 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above and to the Class M-1 certificateholders in clause (ii)(B)(b) above and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (d) to the Class M-3 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above and to the Class M-2 certificateholders in clause (ii)(B)(c) above and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (e) to the Class M-4 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above and to the Class M-3 certificateholders in clause (ii)(B)(d) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (f) to the Class M-5 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above and to the Class M-4 certificateholders in clause (ii)(B)(e) above and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (g) to the Class M-6 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above and to the Class M-5 certificateholders in clause (ii)(B)(f) above and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (h) to the Class B-1 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above and to the Class M-6 certificateholders in clause (ii)(B)(g) above and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero;

            (i) to the Class B-2 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above and to the Class B-1 certificateholders in clause (ii)(B)(h) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero; and

            (j) to the Class B-3 certificates, the lesser of (x) the excess of
      (i) the Principal Distribution Amount over (ii) the amounts distributed to the Class A certificateholders in clause (ii)(B)(a) above, to the Class M-1 certificateholders in clause (ii)(B)(b) above, to the Class M-2 certificateholders in clause (ii)(B)(c) above, to the Class M-3 certificateholders in clause (ii)(B)(d) above, to the Class M-4 certificateholders in clause (ii)(B)(e) above, to the Class M-5 certificateholders in clause (ii)(B)(f) above, to the Class M-6 certificateholders in clause (ii)(B)(g) above, to the Class B-1 certificateholders in clause (ii)(B)(h) above and to the Class B-2 certificateholders in clause (ii)(B)(i) above and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance is reduced to zero; and

      (iii) any amount remaining after the distributions in clauses (i) and (ii) above is required to be distributed in the following order of priority with respect to the certificates:

            (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

            (b) to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount for that class;

            (c) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

            (d) to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount for that class;

            (e) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

            (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount for that class;

            (g) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

            (h) to the holders of the Class M-4 certificates, any Unpaid Realized Loss Amount for that class;

            (i) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

            (j) to the holders of the Class M-5 certificates, any Unpaid Realized Loss Amount for that class;

            (k) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

            (l) to the holders of the Class M-6 certificates, any Unpaid Realized Loss Amount for that class;

            (m) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

            (n) to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount for that class;

            (o) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

            (p) to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount for that class;

            (q) to the holders of the Class B-3 certificates, any Unpaid Interest Amount for that class;

            (r) to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount for that class;

            (s) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that distribution date;

            (t) from funds on deposit in the Excess Reserve Fund Account, an amount equal to any remaining unpaid Basis Risk CarryForward Amount with respect to the LIBOR Certificates to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates, with the allocation to the Class A certificates being (a) first, among those classes of certificates pro rata, based on their respective Class Certificate Balances and (b) second, any remaining amounts to those classes of certificates, pro rata, based on any Basis Risk CarryForward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

            (u) to the Swap Account, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

            (v) to the Class X certificates, those amounts as described in the pooling and servicing agreement; and

            (w) to the holders of the Class R certificates, any remaining amount.

   On each distribution date, prior to the distribution on any other class of certificates, the trustee is required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period.

   If on any distribution date, after giving effect to all distributions of principal as described above and allocations of payments from the Swap Account to pay principal as described under "--Swap Account" below, the aggregate Class Certificate Balances of the LIBOR Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans for that distribution date, the Class Certificate Balance of the applicable Class M or Class B certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. This reduction of a Class Certificate Balance for Realized Losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its Class Certificate Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk CarryForward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Unpaid Realized Loss Amount for the applicable class of Subordinated Certificates for the related distribution date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related distribution date.

   On any distribution date, any shortfalls resulting from the application of the Relief Act and any prepayment interest shortfalls not covered by Compensating Interest payments from the servicers (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) will be allocated first to reduce the amounts otherwise distributable on the Class X certificates, and thereafter as a reduction to the Accrued Certificate Interest for the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that distribution date. The holders of the LIBOR Certificates will not be entitled to reimbursement for the allocation of any Relief Act shortfalls or prepayment interest shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

   All principal allocated to the holders of the Class A certificates on any distribution date will be allocated concurrently, between the Class A-1 certificates (collectively, the "Group I Class A Certificates"), on the one hand, and the Class A-2a, Class A-2b and Class A-2c certificates (collectively, the "Group II Class A Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable, for that distribution date. The Group I Class A Certificates and the Group II Class A Certificates are each a "Class A Certificate Group." However, if the Class Certificate Balances of the Class A certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal allocable to such Class A certificates on that distribution date, and the amount of principal allocable to the Class A certificates on all subsequent distribution dates, will be allocated to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal allocations described in this paragraph, until their respective Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the group I mortgage loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the group II mortgage loans.

   Any principal distributions allocated to the Group II Class A Certificates are required to be allocated sequentially, first to the Class A-2a certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2b certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2c certificates, until their Class Certificate Balance has been reduced to zero. However, on and after the distribution date on which the aggregate Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Group II Class A Certificates are required to be allocated pro rata among the classes of Group II Class A Certificates, based on their respective Class Certificate Balances, until their respective Class Certificate Balances have been reduced to zero.

Swap Account

  On any distribution date, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that distribution date will be deposited into a trust account (the "Swap Account") established by the trustee as part of the trust fund. Funds in the Swap Account will be distributed in the following order of priority:

            (a) to the Swap Provider, all Net Swap Payments, if any, owed to the Swap Provider for that distribution date;

            (b) to the Swap Provider, any Swap Termination Payment, other than a Defaulted Swap Termination Payment, if any, owed to the Swap Provider for that distribution date;

            (c) to the Class A certificates, to pay Accrued Certificate Interest and, if applicable, any Unpaid Interest Amounts as described in clause (i) in the eighth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from Available Funds;

            (d) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, in that order, to pay Accrued Certificate Interest and, if applicable, Unpaid Interest Amounts as described in clauses (i) and (iii) in the eighth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from Available Funds;

            (e) to the LIBOR Certificates, to pay principal as described and, in the same manner and order of priority as set forth, in clause (ii)(A) or clause (ii)(B), as applicable, in the eighth full paragraph of "--Distributions of

      Interest and Principal" above, but only to the extent necessary to maintain the Subordinated Amount at the Specified Subordinated Amount, after giving effect to payments and distributions from Available Funds;

            (f) to the Class A certificates, to pay any Basis Risk CarryForward Amounts pro rata, based on their Class Certificate Balances for such distribution date, up to the Swap Payment Allocation for each class of Class A certificates and to the extent unpaid from Available Funds (including funds on deposit in the Excess Reserve Fund Account);

            (g) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, to pay any Basis Risk CarryForward Amounts, up to the Swap Payment Allocation for each class of Class M and Class B certificates and to the extent unpaid from Available Funds (including funds on deposit in the Excess Reserve Fund Account);

            (h) to the LIBOR Certificates, any remaining unpaid Basis Risk CarryForward Amount, pro rata, based on their respective remaining unpaid Basis Risk CarryForward Amount after the allocation of payments as set forth in clauses (f) and (g) above;

            (i) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 certificates, to pay any Unpaid Realized Loss Amounts, to the extent unpaid from Available Funds;

            (j) to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that distribution date; and

            (k) to the holders of the Class X certificates, any remaining amounts.

   The "Swap Payment Allocation" for any class of certificates and any distribution date is that class's pro rata share of the Net Swap Receipts, if any, for that distribution date, based on the Class Certificate Balances of the classes of certificates.

   The Swap Account will not be an asset of any REMIC.

Calculation of One-Month LIBOR

   On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

   The "Basis Risk Payment" for any distribution date will be the aggregate of the Basis Risk CarryForward Amounts, for that date. However, the payment with respect to any distribution date cannot exceed the amount otherwise distributable on the Class X certificates or payable from the Swap Account.

   If on any distribution date, the Pass-Through Rate for any class of LIBOR Certificates is based upon the Group I Loan Cap, the Group II Loan Cap or the WAC Cap, as applicable, the sum of (x) the excess of (i) the amount of interest that class of certificates would have been entitled to receive on that distribution date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the WAC Cap, over (ii) the amount of interest that class of certificates received on that distribution date, based on the lesser of (1) the Group I Loan Cap or Group II Loan Cap, as applicable and (2) the WAC Cap and (y) the unpaid portion of any such excess described in clause (x) from prior distribution dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the WAC Cap, as applicable) is the "Basis Risk CarryForward Amount" on those classes of certificates. Any Basis Risk CarryForward Amount on any class of certificates will be allocated on that distribution date or future distribution dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account, with respect to that distribution date (each as described in this prospectus supplement) and from Net Swap Receipts that are available for payment of Basis Risk CarryForward Amounts from the Swap Account. The ratings on the certificates do not address the likelihood of the payment of any Basis Risk CarryForward Amount.

   Pursuant to the pooling and servicing agreement, an account (referred to as the "Excess Reserve Fund Account") will be established, which is held in trust, as part of the trust fund, by the trustee. Amounts on deposit in the Excess Reserve Fund Account will not be invested. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the LIBOR Certificates will be entitled to receive payments from the Excess Reserve Fund Account, in the manner described in this prospectus supplement, in an amount equal to any Basis Risk CarryForward Amount for that class of certificates. The Excess Reserve Fund Account is required to be funded from amounts otherwise to be paid to the Class X certificates. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable distribution date. Any Basis Risk CarryForward Amounts remaining after amounts in the Excess Reserve Fund Account are used are payable from the Swap Account in the priority specified in "--Swap Account" above.

Interest Rate Swap Agreement

   On the closing date, the trust will enter into an interest rate swap agreement with MSCS, as Swap Provider. Under the interest rate swap agreement, with respect to the first 54 distribution dates, the trust will pay to the Swap Provider fixed payments at a rate of 4.78% per annum, determined on a "30/360" basis (or, in the case of the first distribution date, the number of days in the period from the closing date to the day immediately preceding the first distribution date, determined on a "30/360" basis), and the Swap Provider will pay to the trust, floating payments at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), determined on an "actual/360" basis, in each case calculated on the product of the scheduled notional amount and the multiplier set forth on the schedule attached as Annex II to this prospectus supplement for that distribution date. To the extent that a fixed payment exceeds the floating payment payable with respect to any of the first 54 distribution dates, amounts otherwise available to certificateholders will be applied on such distribution date to make a net payment to the Swap Provider (each, a "Net Swap Payment"), and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 54 distribution dates, the Swap Provider will owe a net payment to the trust on the business day preceding such distribution date (each, a "Net Swap Receipt").

   All payments due to the Swap Provider under the interest rate swap agreement shall be paid from Available Funds on each applicable distribution date in accordance with the priority of payments described under "--Distributions of Interest and Principal" above. Any Swap Termination Payment (as defined below) other than a Defaulted Swap Termination Payment (as defined below) due to the Swap Provider shall be paid on a senior basis on each applicable distribution date in accordance with the priority of payments and any Defaulted Swap Termination Payment owed by the trust to the Swap Provider shall be paid by the trust on a subordinated basis. However, to the extent any payments are received by the trust as a result of entering into replacement transaction(s) following a Downgrade Terminating Event (as defined below), the Swap Provider that is being replaced shall have first priority to those payments over certificateholders, the servicers and the trustee (which payments are to be deposited in the Swap Account), and the trust shall pay from the Swap Account to the Swap Provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the Swap Provider (to the extent not already paid by the trust) that is being replaced immediately upon receipt. See "--Distributions of Interest and Principal" above.

   A "Swap Termination Payment" is a termination payment required to be made by either the trust or the Swap Provider pursuant to the interest rate swap agreement as a result of termination of the interest rate swap agreement.

   The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default under the interest rate swap agreement include, among other things, the following:

      o     failure to pay,

      o     bankruptcy and insolvency events, and

      o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.

      Early termination events under the interest rate swap agreement include, among other things:

      o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

      o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

      o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger),

      o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders,

      o upon the exercise of the optional termination of the trust by a servicer as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call," and

      o the pooling and servicing agreement is amended without the consent of the Swap Provider and such amendment materially and adversely affects the rights or interests of the Swap Provider.

   "Defaulted Swap Termination Payment" means any termination payment required to be made by the trust to the Swap Provider pursuant to the interest rate swap agreement as a result of an event of default under the interest rate swap agreement with respect to which the Swap Provider is the defaulting party or a termination event under that agreement (other than illegality or a tax event of the Swap Provider) with respect to which the Swap Provider is the sole affected party or with respect to a termination resulting from a Substitution Event (as described below).

   In addition to the termination events specified above, it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) any of the rating agencies downgrades the Swap Provider (or its guarantor) below the Required Swap Counterparty Rating or S&P, Fitch (if rated by Fitch) or Moody's withdraws its ratings of the Swap Provider and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

            (1) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

            (2) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider pursuant to an amendment to the interest rate swap agreement;

            (3) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of the Swap Provider under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

            (4) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

   It shall also be an additional termination event under the interest rate swap agreement if the Swap Provider (or its guarantor) has its rating by S&P withdrawn, has a rating of less than "BBB-" or "A-3", if applicable, by S&P, has a rating of less than "BBB-" or "F3", if applicable, by Fitch (if rated by Fitch), or has a rating of less than or equal to "A3" or "P-2", if applicable, by Moody's, and within the time period specified in the interest rate swap agreement, the Swap Provider, while collateralizing its exposure to the trust, fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition (a "Substitution Event").

   If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

   On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement,
(ii) the Swap Provider may assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.

   The interest rate swap agreement is scheduled to terminate by its terms following the distribution date in July 2010 and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

   We believe that MSCS's maximum probable exposure under the interest rate swap agreement is less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

Overcollateralization Provisions

   The pooling and servicing agreement requires that the Total Monthly Excess Spread, if any, on each distribution date be applied as an accelerated payment of principal of the LIBOR Certificates, but only to the limited extent described below.

   The application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal has the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds not required to be distributed to holders of the LIBOR Certificates or paid to the Swap Account as described above on any distribution date will be paid to the holders of the Class X certificates and will not be available on any future distribution date to cover Extra Principal Distribution Amounts or Basis Risk CarryForward Amounts, Unpaid Interest Amounts or Unpaid Realized Loss Amounts.

   With respect to any distribution date, the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that distribution date over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that distribution date) is the "Subordinated Amount" as of that distribution date. The pooling and servicing agreement requires that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Subordinated Amount exceeds the Subordinated Amount as of that distribution date (the excess is referred to as a "Subordination Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Subordinated Amount with respect to a distribution date is the "Specified Subordinated Amount" and is set forth in the definition of Specified Subordinated Amount in the "Glossary" in this prospectus supplement. As described above, the Specified Subordinated Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event (as defined in the "Glossary" in this prospectus supplement) exists, the Specified Subordinated Amount may not "step down." Total Monthly Excess Spread (only to the extent needed to maintain the Specified Subordinated Amount) will then be applied to the payment of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event exists.

   In the event that a Specified Subordinated Amount is permitted to decrease or "step down" on a distribution date in the future, the pooling and servicing agreement provides that some or all of the principal that would otherwise be distributed to the holders of the LIBOR Certificates on that distribution date will be distributed to the holders of the Class X certificates on that distribution date (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk CarryForward Amounts to the LIBOR Certificates) until the Excess Subordinated Amount is reduced to zero. This has the effect of decelerating the amortization of the LIBOR Certificates relative to the amortization of the mortgage loans, and of reducing the related Subordinated Amount. With respect to any distribution date, the excess, if any, of (a) the Subordinated Amount on that distribution date over (b) the Specified Subordinated Amount is the "Excess Subordinated Amount". If, on any distribution date on or after the Stepdown Date on which a Trigger Event does not exist, the Excess Subordinated Amount is, after taking into account all other distributions and allocations to be made on that distribution date, greater than zero (i.e., the related Subordinated Amount is or would be greater than the related Specified Subordinated Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the LIBOR Certificates on that distribution date will instead be distributed to the holders of the Class X certificates (to the extent not required to pay Unpaid Interest Amounts, Unpaid Realized Loss Amounts or Basis Risk CarryForward Amounts to the LIBOR Certificates) in an amount equal to the lesser of (x) the Excess Subordinated Amount and (y) the Net Monthly Excess Cash Flow (referred to as the "Subordination Reduction Amount" for that distribution date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining on a distribution date after the amount necessary to make all payments of interest and principal to the LIBOR Certificates and amounts required to be paid to the MSCS, as swap provider on that distribution date.

Reports to Certificateholders

   On each distribution date the trustee will make available to each holder of a LIBOR Certificate a distribution report, based on information provided to the trustee by the servicers, containing the following:

      o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds included in that distribution;

      o the amount of the distribution allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk CarryForward Amount for such distribution date and the amount of all Basis Risk CarryForward Amounts covered by withdrawals from the Excess Reserve Fund Account on such distribution date;

      o if the distribution to the holders of such class of certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk CarryForward Amount not covered by amounts in the Excess Reserve Fund Account;

      o the Class Certificate Balance of each class of certificates after giving effect to the distribution of principal on such distribution date;

      o the aggregate Stated Principal Balance of the mortgage loans for the following distribution date;

      o the amount of the expenses and fees paid to or retained by the applicable servicer and paid to or retained by the trustee with respect to such distribution date, in each case, identifying the general purpose of such fees;

      o the Pass-Through Rate for each such class of certificates with respect to such distribution date;

      o the amount of advances included in the distribution on such distribution date and the aggregate amount of advances reported by the servicers (and the trustee as successor servicer and any other successor servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such distribution date;

      o the number and aggregate outstanding principal balances of mortgage loans (1) as to which the scheduled payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

      o for each of the preceding 12 calendar months, or all calendar months since the related cut-off date, whichever is less, the aggregate dollar amount of the scheduled payments (A) due on all outstanding mortgage loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

      o with respect to all mortgage loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal Balance of such mortgage loans as of the close of business on the Determination Date preceding such distribution date and the date of acquisition of the REO Properties;

      o the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the Determination Date preceding such distribution date;

      o whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all mortgage loans 60 or more days delinquent);

      o the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such distribution date);

      o in the aggregate and for each class of certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such distribution date;

      o the amount of any Net Monthly Excess Cash Flow on such distribution date and the allocation of it to the certificateholders with respect to Unpaid Interest Amounts;

      o     the Subordinated Amount and Specified Subordinated Amount;

      o     Prepayment Premiums collected by the servicers;

      o the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date;

      o     the amount distributed on the Class X certificates;

      o     the amount of any Subsequent Recoveries for such distribution date;

      o     the Record Date for such distribution date;

      o updated mortgage loan information, such as weighted average interest rate, and weighted average remaining term;

      o material breaches of mortgage loan representations of warranties of which the trustee or the applicable servicer has knowledge or has received written notice; and

      o material breaches of any covenants under the pooling and servicing agreement of which the trustee or the applicable servicers have received written notice.

   The trustee will provide the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at https://www.tss.db.com/invr and assistance in using the website can be obtained by calling the trustee's investor relations desk at 1-800-735-7777. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the investor relations desk and requesting a copy. As a condition to access the trustee's internet website, the trustee may require registration and the acceptance of a disclaimer. The trustee will have the right to change the way the monthly statements to certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the

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trustee will provide timely and adequate notification to all above parties regarding any such changes. The trustee will not be liable for the dissemination of information in accordance with the pooling and servicing agreement.

   The trustee will also be entitled to rely on, but will not be responsible for, the content or accuracy of any information provided by third parties for purposes of preparing the monthly distribution report and may affix to that report any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party to the pooling and servicing agreement).

                       THE POOLING AND SERVICING AGREEMENT

General

   The pooling and servicing agreement will be entered into among the depositor, the servicers, the trustee, the custodian, First NLC Financial Services, LLC and Decision One Mortgage Company, LLC. The pooling and servicing agreement will govern the rights and responsibilities of the parties responsible for administering the issuing entity.

   Pursuant to the pooling and servicing agreement, each servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans and in accordance with the terms of the pooling and servicing agreement.

Subservicers

   Each servicer may enter into subservicing agreements with subservicers for the servicing and administration of the mortgage loans. However, no subservicing agreement will take effect until 30 days after written notice is received by both the trustee and the depositor. The terms of any subservicing agreement may not be inconsistent with any of the provisions of the pooling and servicing agreement. Any subservicing agreement will include the provision that such agreement may be immediately terminated by the depositor or the trustee without fee, in accordance with the terms of the pooling and servicing agreement, in the event that the applicable servicer, for any reason, is no longer a servicer (including termination due to a servicer event of default).

   Each servicer will remain obligated and primarily liable to the trustee for the servicing and administering of the mortgage loans in accordance with the provisions of the pooling and servicing agreement without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the applicable servicer alone were servicing and administering the mortgage loans. The applicable servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the applicable servicer's compensation is sufficient to pay the subservicer fees.

Servicing, Custodial, and Trustee Fees and Other Compensation and Payment of Expenses

   As compensation for their activities as servicers under the pooling and servicing agreement, each servicer will be entitled, with respect to each mortgage loan serviced by it, to the servicing fee, which will be retained by that servicer or payable monthly from amounts on deposit in the applicable collection account. The servicing fee for each distribution date will be an amount equal to one-twelfth of the servicing fee rate for each mortgage loan serviced by the applicable servicer multiplied by the Stated Principal
Balance of the mortgage loan as of the prior distribution date (or the cut-off date in the case of the first distribution date). See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition, each servicer will be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees, non-sufficient fund fees or similar items related to the mortgage loans serviced by such servicer. Each servicer will also be entitled to withdraw from the applicable collection account any net interest or other income earned on deposits in the applicable collection account. In addition, HomEq will be entitled to retain any Prepayment Interest Excesses related to the mortgage loans serviced by it for any distribution date to the extent they are not required to offset prepayment interest shortfalls resulting from principal prepayments in full that are received by HomEq during the period from the 16th day through the last day of the month prior to that distribution date (or the entire prior calendar month, in the case of the first distribution date). See "--Prepayment Interest Shortfalls" below. Each servicer will be responsible for any losses relating to the investment of funds in its collection account. Each servicer will be required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses except as specifically provided in the pooling and servicing agreement.

   As compensation for its activities as trustee under the pooling and servicing agreement, the trustee will be entitled with respect to each mortgage loan to the trustee fee, which will be remitted to the trustee monthly by the servicers from amounts on deposit in their collection accounts. The trustee fee will be an amount equal to one-twelfth of the trustee fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition to the trustee fee, the trustee and/or the servicers will be entitled to the benefit of any net interest or other income earned on deposits in the distribution account.

   As compensation for its activities as custodian under the pooling and servicing agreement, the custodian will be entitled with respect to each mortgage loan for which it acts as custodian of the related mortgage loan files to the applicable custodial fee, which will be remitted to the custodian monthly by the trustee from amounts on deposit in the distribution account. Each custodial fee will be an amount equal to one-twelfth of the applicable custodial fee rate for each applicable mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement.

P&I Advances and Servicing Advances

   P&I Advances. Each servicer (including the trustee as successor servicer and any other successor servicer, if applicable) is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan it services (other than with respect to the principal portion of any balloon payments), subject to its determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by a servicer are reimbursable to that servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding a servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, that servicer will be entitled to reimbursement for that advance from the trust fund. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

   Servicing Advances. Each servicer is required to advance amounts with respect to the mortgage loans it services subject to its determination that such advance would be recoverable, constituting "out-of-pocket" costs and expenses relating to:

      o the preservation, restoration, inspection and protection of the mortgaged property,

      o     enforcement or judicial proceedings, including foreclosures, and

      o certain other customary amounts described in the pooling and servicing agreement.

   These servicing advances by a servicer are reimbursable to the related servicer subject to certain conditions and restrictions. In the event that, notwithstanding a servicer's good faith determination at the time the servicing advance was made, that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the related servicer will be entitled to reimbursement for that advance from the trust fund.

   Recovery of Advances. Each servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement, including from the collection of principal and interest on the mortgage loans serviced by it that is not required to be remitted in the month of receipt on the Servicer Remittance Date, or, if not recovered from such collections or from the mortgagor on whose behalf such servicing advance or P&I Advance was made, from late collections on the related mortgage loan, including Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the related servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the applicable servicer may be reimbursed for such advance from its collection account.

   None of the servicers will be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the applicable servicer (as stated in an officer's certificate of the related servicer delivered to the trustee), the P&I Advance or servicing advance would not ultimately be recoverable from collections on or proceeds of the related mortgage loan.

Prepayment Interest Shortfalls

   In the event of any voluntary principal prepayments in full on any mortgage loans during any Prepayment Period (excluding any payments made upon liquidation of any mortgage loan), the applicable servicer will be obligated to pay, by no later than the Servicer Remittance Date in the following month, compensating interest, without any right of reimbursement, for the amount of shortfalls in interest collections resulting from those full voluntary principal prepayments. The amount of compensating interest payable by the applicable servicer will be equal to the difference between the interest paid by the applicable mortgagors for that month in connection with the prepayments in full and thirty days' interest on the related mortgage loans, but only to the extent of the servicing fee payable to that servicer for that distribution date ("Compensating Interest"). With respect to those mortgage loans serviced by HomEq or JPMorgan, the amount of those shortfalls (for those mortgage loans that prepay in full from the 16th day of the month preceding the month in which the distribution date occurs, or from the first day of the preceding calendar month in the case of the first distribution date, through the end of that preceding month) will be first netted against the amount of interest received on mortgage loans serviced by that servicer that prepay from the 1st day of the month in which the distribution date occurs through the 15th day of that month representing interest that accrued on those mortgage loans during that period ("Prepayment Interest Excesses").

Servicer Reports

   On a date preceding the applicable distribution date, each servicer is required to deliver to the trustee and the depositor a servicer remittance report setting forth the information necessary for the trustee to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that distribution date delivered by the trustee. Each servicer is required to deliver to the depositor, the trustee and the rating agencies by not later than March 15th of each year, starting in 2007, an officer's certificate stating that:

      o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision; and

      o to the best of such officer's knowledge, based on such review, the servicer has fulfilled in all material respects all of its obligations under the pooling and servicing agreement for such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status of such default, including the steps being taken by the servicer to remedy such default.

   In addition, on or prior to March 15th of each year, starting in 2007, each servicer, the custodian and the trustee will be required to deliver to the depositor an Assessment of Compliance that contains the following:

      o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

      o a statement that the party used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria;

      o the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar month, setting forth any material instance of noncompliance identified by the party; and

      o a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar month.

   Each party that is required to deliver an Assessment of Compliance will also be required to simultaneously deliver a report an Attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria. You may obtain copies of these statements and reports without charge upon written request to the trustee at the address provided in this prospectus supplement.

Collection and Other Servicing Procedures

   Each servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the provisions of the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account that are comparable to the mortgage loans. Consistent with the above, each servicer may (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

   Each servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, may result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure, (iii) granting the borrower under the mortgage loan a modification or forbearance, which may consist of waiving, modifying or varying any term of such mortgage loan (including modifications that would change the mortgage interest rate, forgive the payment of principal or interest, or extend the final maturity date of such mortgage loan) or
(iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. In addition, the final maturity date of any mortgage loan may not be extended beyond the Final Scheduled Distribution Date for the LIBOR certificates.

   Each servicer will be required to accurately and fully report its borrower payment histories to three national credit repositories in a timely manner with respect to each mortgage loan serviced by it.

   If a mortgaged property has been or is about to be conveyed by the mortgagor, the applicable servicer will be obligated to accelerate the maturity of the mortgage loan, unless the applicable servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the applicable servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

   Any fee collected by any servicer for entering into an assumption agreement will be retained by that servicer as additional servicing compensation. In connection with any such assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which a servicer may be unable to enforce "due-on-sale" clauses, see "Material Legal Aspects of the Loans--Due-on-Sale Clauses" in the accompanying prospectus.

Hazard Insurance

   Each servicer is required to cause to be maintained for each mortgaged property securing any mortgage loan serviced by it a hazard insurance policy with coverage which contains a standard mortgagee's clause in an amount equal to the least of (a) the maximum insurable value of such mortgaged property,
(b) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis or
(c) the outstanding principal balance of such mortgage loan, but in no event may such amount be less than is necessary to prevent the borrower from becoming a coinsurer under the policy. As set forth above, all amounts collected by a servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute net Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, will ultimately be deposited in its collection account. The ability of a servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to that servicer by a borrower. The pooling and servicing agreement provides that a servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer acceptable to the rating agencies, insuring against losses on the mortgage loans serviced by it. If such blanket policy contains a deductible clause, the applicable servicer is obligated to deposit in its collection account the sums which would have been deposited in the collection account but for such clause.

   In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

   The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or
(y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

   Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

   The applicable servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans serviced by it as come into default when, in the opinion of the applicable servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the applicable servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement; provided, that the applicable servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the applicable servicer believes such foreclosure, correction or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the applicable servicer.

   With respect to any second-lien mortgage loan for which the related first-lien mortgage loan is not included in the mortgage loan pool, if, after such mortgage loan becomes 180 days delinquent, the related servicer determines that a significant net recovery is not possible through foreclosure, the mortgage loan may be charged off and the mortgage loan will be treated as a liquidated mortgage loan, giving rise to a Realized Loss.

Removal and Resignation of a Servicer

  The trustee may, and, at the direction of the majority of voting rights in the certificates, is required to, remove a servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses (a), (b), (c), (d), (e), (f) and (g) below. Each of the following constitutes a "servicer event of default":

            (a) any failure by a servicer to remit to the trustee any payment required to be made by a servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to a servicer by the depositor or trustee or to a servicer, the depositor and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (b) any failure on the part of a servicer to duly observe or perform in any material respect any other of the covenants or agreements on the part of a servicer contained in the pooling and servicing agreement, which continues unremedied for a period of 60 days (or a shorter period applicable to certain provisions in the pooling and servicing agreement) after the earlier of (i) the date on which written notice of such failure requiring the same to be remedied, is given to a servicer by the depositor or trustee, or to a servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates and (ii) actual knowledge of such failure by a servicing officer of a servicer; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, is entered against a servicer and such decree or order remains in force, undischarged or unstayed for a period of 60 days; or

            (d) a servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to a servicer or of or relating to all or substantially all of a servicer's property; or

            (e) a servicer admits in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

            (f) any breach of a representation and warranty of a servicer, which materially and adversely affects the interests of the certificateholders and which continues unremedied for a period of thirty days after the date upon which written notice of such breach is given to a servicer by the trustee or the depositor, or to a servicer, the trustee or the depositor by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

            (g) either (i) with respect to Countrywide or JPMorgan, any withdrawal or downgrade of two or more levels of Countrywide's servicer rating by any rating agency that results in a downgrade, qualification or withdrawal of the rating assigned to any class of the certificates by any rating agency or (ii) with respect to HomEq, Fitch reduces its servicer rating of HomEq to "RPS2-" or lower, Moody's reduces its servicer rating of HomEq to "SQ3" or lower, or S&P reduces its servicer rating of HomEq to "Average" or lower.

   Except in the limited circumstances permitted under the pooling and servicing agreement a servicer may not assign its obligations under the pooling and servicing agreement or resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the applicable servicer, the depositor and the trustee or upon the determination that a servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by a servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed a servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

   Upon removal or resignation of a servicer in accordance with the pooling and servicing agreement, the trustee will be the successor servicer to such servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the trustee is unwilling or unable to act as successor servicer, or if the holders of certificates entitled to at least a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies as such successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

   Any successor to each applicable servicer will be required to give notice to the borrowers of such change of servicer, in accordance with applicable federal and state law, and will be required, during the term of its service as a servicer, to maintain in force the insurance policy or policies that the applicable servicer is required to maintain.

   Each servicer and any successor servicer will at all times be required to be a Fannie Mae-approved and Freddie Mac-approved seller/servicer in good standing, maintain a net worth of at least $30,000,000 (as determined in accordance with generally accepted accounting principles), and maintain its license to do business or service residential mortgage loans in any jurisdictions in which the mortgaged properties related to mortgage loans that it is servicing are located and which require such licensing.

   The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the applicable collection account) as the related servicer or such greater compensation if consented to by the rating agencies rating the LIBOR Certificates and a majority of the certificateholders. See "--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" above.

Eligibility Requirements for Trustee; Resignation and Removal of Trustee

   The trustee must be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers. The trustee must have a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authority and have a credit rating that would not cause any of the rating agencies to reduce their respective then current ratings of the certificates. In case at any time the trustee ceases to be eligible, the trustee will resign in the manner and with the effect as specified below.

   The trustee may at any time resign as trustee by giving written notice of resignation to the depositor, each servicer and each rating agency not less than 60 days before the date specified in such notice, when such resignation is to take effect, and acceptance by a successor trustee meeting the trustee eligibility requirements. If no successor trustee meeting the eligibility requirements has been so appointed and has accepted appointment within 30 days after the giving of such notice or resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

   If at any time the trustee ceases to meet the eligibility requirements and fails to resign after written request by the depositor, or if at any time the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the trust by any state in which the trustee or the trust is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the depositor or the applicable servicer may remove the trustee and appoint a successor trustee.

   The holders of certificates entitled to a majority of the voting rights may at any time remove the trustee and appoint a successor trustee by written instrument or instruments, signed by such holders or their attorneys-in-fact duly authorized.

   Any resignation or removal of the trustee and appointment of a successor trustee will become effective upon acceptance of appointment by the successor trustee.

Termination; Optional Clean-up Call

   Any servicer individually, or all of the servicers together, may, at its or their option, purchase all of the mortgage loans and REO properties and terminate the trust on any distribution date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by the higher of two appraisals completed by two independent appraisers selected by the applicable servicer or servicers at its or their expense plus accrued and unpaid interest on the related mortgage loans at the applicable interest rates and
(y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable interest rate and (iii) any Swap Termination Payment owed to MSCS other than a Defaulted Swap Termination Payment. That purchase of the mortgage loans and REO properties would result in the payment on that distribution date of the final distribution on the LIBOR Certificates. Notwithstanding the foregoing, pursuant to the pooling and servicing agreement any servicer individually, or all of the servicers together, will be permitted to exercise the option to purchase the mortgage loans only if one of the following conditions is met: (i) after distribution of the proceeds of that purchase to the certificateholders (other than the holders of the Class X, Class P and Class R certificates), the distribution of the remaining proceeds to the Class X and Class P certificates will be sufficient to pay the outstanding principal amount of and accrued and unpaid interest on any class of debt securities then outstanding that is rated by one or more rating agencies and backed by the Class X and Class P certificates ("Net Interest Margin Securities"), or (ii) (A) prior to that purchase, any servicer individually, or all of the servicers together, remits to the trustee an amount that, together with the purchase price specified in the second sentence of this paragraph, will be sufficient to pay the outstanding principal amount of and accrued and unpaid interest on the Net Interest Margin Securities, and (B) the trustee remits that amount directly to the indenture trustee under the indenture creating the Net Interest Margin Securities.

   The trust also is required to terminate upon notice to the trustee of either the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan, or (ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement; provided, however, that in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

   The pooling and servicing agreement requires each servicer to direct the trustee to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the trust fund other than the funds in the collection account. The trustee will be required to promptly send the notice of final distribution by letter to certificateholders mailed not later than the 15th day of the month of such final distribution. Any such notice of final distribution will be required to specify (a) the distribution date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such distribution date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

   In the event a notice of final distribution is given, each servicer will be required to remit all funds in the collection account to the trustee for deposit in the distribution account on the business day prior to the applicable distribution date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the trust fund and the receipt by the trustee of a request for release of the mortgage loan files, the trustee will be required to promptly release to the applicable servicer or its designee the mortgage loan files.

   Upon presentation and surrender of the certificates, the trustee will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to each servicer, the depositor and the trustee pursuant to the pooling and servicing agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Class R certificateholders, the amount, if any, which remains on deposit in the distribution account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

   In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the trustee will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the trust fund. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class R certificateholders will be entitled to all unclaimed funds and other assets of the trust fund.

Certain Matters Regarding the Depositor, the Servicers, the Custodian and the Trustee

   The pooling and servicing agreement provides that none of the depositor, the servicers, the trustee, the custodian or any of their respective directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment. However, none of the depositor, the servicers, the custodian or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, a servicer's, the custodian's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

   The depositor, the servicers, the trustee, the custodian and their respective directors, officers, employees or agents will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with (i) any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or (ii) incurred in connection with the performance of their respective duties pursuant to the pooling and servicing agreement or the certificates, other than any loss, liability or expense incurred by reason of the depositor's, any servicer's, any custodian's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason its reckless disregard of obligations and duties under the pooling and servicing agreement.

   None of the depositor, any servicer, any custodian or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, each servicer, the custodian and the trustee, as applicable, may undertake any action any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, any servicer, any custodian or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicers, the custodian and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

Amendment

   The pooling and servicing agreement may be amended from time to time by the depositor, the responsible parties, the servicers and the trustee by written agreement, without notice to, or consent of, the holders of the LIBOR Certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement which may be inconsistent with any other provision, to add to the duties of the depositor or the servicers, or to comply with any requirements in the Code. The pooling and servicing agreement may also be amended to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement, or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such amendment will not adversely affect in any material respect the interest of any holder of the LIBOR Certificates, as evidenced by (i) an opinion of counsel delivered to, but not obtained at the expense of, the trustee, confirming that the amendment will not adversely affect in any material respect the interests of any holder of the LIBOR Certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then current ratings of the certificates.

   The pooling and servicing agreement may be amended from time to time by the depositor, the responsible parties, the servicers and the trustee, with the consent of holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

                       PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

   The prepayment model used in this prospectus supplement represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. With respect to the fixed rate mortgage loans, the prepayment assumption assumes a constant prepayment rate of approximately 4% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the related mortgage loans and an additional 1.2667% per annum (precisely 19%/15 expressed as a percentage) in each month thereafter until the sixteenth month. Beginning in the sixteenth month and in each month thereafter during the life of the related mortgage loans, the prepayment assumption assumes a constant prepayment rate of 23% per annum each month. The prepayment assumption with respect to the adjustable rate mortgage loans assumes a constant prepayment rate of 28% per annum each month.

   Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

   Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions:

      o the closing date for the LIBOR Certificates occurs on January 26, 2006;

      o distributions on the certificates are made on the 25th day of each month, commencing in February 2006, in accordance with the priorities described in this prospectus supplement;

      o the mortgage loan prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable prepayment assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

      o     prepayments include 30 days' interest on the related mortgage loan;

      o the optional termination is not exercised (except with respect to the weighted average life to call);

      o the Specified Subordinated Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

      o with respect to each adjustable rate mortgage loan, (a) the interest rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Loan Index (subject to the applicable periodic rate cap and minimum and maximum interest rate),
            (b) the Loan Index remains constant at 4.75%, and (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment (except, with respect to mortgage loans that are interest-only for a period of time, during that period of time, and balloon mortgage loans);

      o     One-Month LIBOR remains constant at 4.50%;

      o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

      o     no Swap Termination Payments are paid or received by the trust;

      o scheduled payments of interest and/or principal on the mortgage loans are received on the first day of each month, commencing in the calendar month following the month in which the closing date occurs, and are computed prior to giving effect to prepayments received on the last day of the prior month;

      o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month in which the closing date occurs;

      o the initial Class Certificate Balance of each class of Offered Certificates is as set forth on the cover page of this prospectus supplement;

      o the initial Class Certificate Balance of the Class A-1 certificates is as set forth on page S-6 of this prospectus supplement;

      o the mortgage loans accrue interest on the basis of a 360-day year consisting of twelve 30-day months;

      o interest accrues on each class of LIBOR Certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement; and

      o the assumed mortgage loans have the approximate initial characteristics described below:

                                 Original                          Cut-off
                                 Interest     Cut-off Date          Date                     Original       Remaining
                                   Only        Principal            Gross        Expense    Amortization   Amortization
                                  Period        Balance             Mortgage       Fee         Term            Term
Group  Type      Index Name      (Months)         ($)               Rate (%)     Rate (%)     (Months)       (Months)
-----  ----    ------------      --------     ------------        ----------     --------   ------------   ------------
  1    ARM     6 Month LIBOR        60          797,847.14          6.506         0.520         360             357
  1    ARM     6 Month LIBOR        60          159,800.00          6.340         0.520         360             357
  1    ARM     6 Month LIBOR        60          170,000.00          6.140         0.520         360             357
  1    ARM     6 Month LIBOR        60        2,851,340.97          6.996         0.520         360             356
  1    ARM     6 Month LIBOR        60          518,349.98          6.823         0.520         360             356
  1    ARM     6 Month LIBOR        60        4,018,150.00          7.151         0.520         360             357
  1    ARM     6 Month LIBOR        60          222,000.00          7.000         0.520         360             357
  1    ARM     6 Month LIBOR        60        4,104,449.72          7.182         0.520         360             356
  1    ARM     6 Month LIBOR        60          183,000.00          7.500         0.520         360             356
  1    ARM     6 Month LIBOR        60        4,316,876.08          6.828         0.520         360             357
  1    ARM     6 Month LIBOR        60       28,278,244.32          6.915         0.520         360             357
  1    ARM     6 Month LIBOR        60          717,400.00          6.466         0.520         360             356
  1    ARM     6 Month LIBOR        60          283,983.88          5.240         0.520         360             356
  1    ARM     6 Month LIBOR        60        1,202,249.62          7.669         0.520         360             356
  1    ARM     6 Month LIBOR        60       36,070,351.08          6.723         0.520         360             357
  1    ARM     6 Month LIBOR        60        1,395,915.11          7.482         0.520         360             356
  1    ARM     6 Month LIBOR        60          175,000.00          6.125         0.520         360             356
  1    ARM     6 Month LIBOR        60        1,075,620.00          6.846         0.520         360             357
  1    ARM     6 Month LIBOR        60          294,560.00          6.904         0.520         360             357
  1    ARM     6 Month LIBOR        60          503,550.00          7.619         0.520         360             357
  1    ARM     6 Month LIBOR        60          189,000.00          8.125         0.520         360             357
  1    ARM     6 Month LIBOR        60        9,378,359.53          6.740         0.520         360             357
  1    ARM     6 Month LIBOR        60          944,900.00          7.074         0.520         360             357
  1    ARM     6 Month LIBOR        60          535,441.52          6.762         0.520         360             356
  1    ARM     6 Month LIBOR        60        1,008,777.32          6.527         0.520         360             357
  1    ARM     6 Month LIBOR        60        7,269,564.42          6.505         0.520         360             357
  1    ARM     6 Month LIBOR        60          463,795.92          7.085         0.520         360             356
  1    ARM     6 Month LIBOR        60        4,839,742.80          7.008         0.520         360             356
  1    ARM     6 Month LIBOR        60        5,856,152.82          6.846         0.520         360             357
  1    ARM     6 Month LIBOR        36          415,620.00          7.016         0.520         360             354
  1    ARM     6 Month LIBOR        36          295,652.87          6.954         0.520         360             355
  1    ARM     6 Month LIBOR        36          678,998.50          7.278         0.520         360             355
  1    ARM     6 Month LIBOR        36        2,334,049.07          7.860         0.520         360             355
  1    ARM     6 Month LIBOR        36        2,364,147.42          7.339         0.520         360             355
  1    ARM     6 Month LIBOR        24          148,200.00          7.450         0.520         360             354
  1    ARM     6 Month LIBOR        24        3,939,194.52          6.868         0.520         360             354
  1    ARM     6 Month LIBOR        24          339,465.17          7.370         0.520         360             354
  1    ARM     6 Month LIBOR         0          472,745.24          7.099         0.520         360             357
  1    ARM     6 Month LIBOR         0          286,377.41          8.522         0.520         360             356

        Stated                                      Rate                                        Current         Next
       Remaining     Gross         Next Rate     Adjustment     Gross                           Periodic      Periodic
         Term        Margin       Adjustment     Frequency      Life          Gross Life        Rate Cap      Rate Cap
Group    (Months)      (%)         (Months)       (Months)      Floor (%)       Cap (%)            (%)           (%)
-----  ----------    ------       ---------       --------      ---------       -------         --------      --------
  1       357         5.991            21             6           6.506          13.506           2.683         1.500
  1       357         5.340            21             6           6.340          12.340           3.000         1.000
  1       357         5.140            33             6           6.140          12.140           3.000         1.000
  1       356         6.408            20             6           6.996          13.251           2.678         1.128
  1       356         5.591            32             6           6.823          13.823           1.822         1.500
  1       357         5.421            21             6           7.151          14.151           2.492         1.500
  1       357         3.720            33             6           7.000          14.000           3.000         1.500
  1       356         6.613            20             6           7.182          13.214           3.000         1.016
  1       356         7.250            32             6           7.500          13.500           3.000         1.000
  1       357         6.256            21             6           6.828          13.309           3.000         1.241
  1       357         6.485            21             6           6.915          13.165           3.000         1.125
  1       356         6.216            32             6           6.466          13.187           3.000         1.361
  1       356         4.240            20             6           5.240          11.240           3.000         1.000
  1       356         6.177            20             6           7.669          14.138           3.000         1.234
  1       357         5.819            21             6           6.723          13.603           2.515         1.440
  1       356         7.248            20             6           7.482          13.482           3.000         1.000
  1       356         5.875            32             6           6.125          13.125           3.000         1.500
  1       357         6.112            21             6           6.846          13.094           2.810         1.124
  1       357         6.654            33             6           6.904          13.349           3.000         1.223
  1       357         7.369            33             6           7.619          14.619           3.000         1.500
  1       357         7.875            21             6           8.125          15.125           3.000         1.500
  1       357         6.396            33             6           6.740          13.249           3.000         1.254
  1       357         6.356            21             6           7.074          13.245           3.000         1.086
  1       356         6.512            32             6           6.762          13.762           3.000         1.500
  1       357         5.494            21             6           6.527          13.527           2.038         1.500
  1       357         5.945            33             6           6.505          13.486           2.983         1.490
  1       356         4.472            20             6           7.085          14.085           1.500         1.500
  1       356         6.102            20             6           7.008          13.425           2.694         1.209
  1       357         6.036            33             6           6.846          13.720           3.000         1.437
  1       354         7.331            30             6           7.016          14.016           1.500         1.500
  1       355         5.763            31             6           6.954          13.954           1.500         1.500
  1       355         6.853            31             6           7.278          14.278           1.500         1.500
  1       355         7.488            31             6           7.860          14.566           1.941         1.353
  1       355         7.309            31             6           7.339          14.276           1.595         1.468
  1       354         7.450            18             6           7.450          14.450           1.500         1.500
  1       354         6.828            18             6           6.868          13.613           1.857         1.372
  1       354         7.370            18             6           7.370          13.712           2.487         1.171
  1       357         6.849            21             6           7.099          13.571           3.000         1.236
  1       356         8.493            32             6           8.522          15.522           2.603         1.500

                                 Original                          Cut-off
                                 Interest     Cut-off Date          Date                     Original       Remaining
                                   Only        Principal            Gross        Expense    Amortization   Amortization
                                  Period        Balance             Mortgage       Fee         Term            Term
Group  Type      Index Name      (Months)         ($)               Rate (%)     Rate (%)     (Months)       (Months)
-----  ----    ------------      --------     ------------        ----------     --------   ------------   ------------
  1    ARM     6 Month LIBOR         0        1,081,270.18          7.366         0.520         360             357
  1    ARM     6 Month LIBOR         0          469,458.67          7.207         0.520         356             353
  1    ARM     6 Month LIBOR         0        1,761,767.53          7.487         0.520         360             356
  1    ARM     6 Month LIBOR         0          114,718.35          8.500         0.520         360             356
  1    ARM     6 Month LIBOR         0        6,978,068.00          7.397         0.520         360             356
  1    ARM     6 Month LIBOR         0          273,718.43          8.828         0.520         359             356
  1    ARM     6 Month LIBOR         0          295,676.16          8.398         0.520         360             357
  1    ARM     6 Month LIBOR         0          631,532.10          7.990         0.520         480             476
  1    ARM     6 Month LIBOR         0        4,913,155.03          7.619         0.520         360             356
  1    ARM     6 Month LIBOR         0        2,744,769.79          7.371         0.520         359             354
  1    ARM     6 Month LIBOR         0          215,419.21          5.000         0.520         360             354
  1    ARM     6 Month LIBOR         0          468,592.65          7.844         0.520         360             357
  1    ARM     6 Month LIBOR         0           92,904.66          9.250         0.520         360             356
  1    ARM     6 Month LIBOR         0       13,681,275.14          7.387         0.520         360             356
  1    ARM     6 Month LIBOR         0          441,567.65          7.866         0.520         480             476
  1    ARM     6 Month LIBOR         0       13,365,192.82          7.325         0.520         360             357
  1    ARM     6 Month LIBOR         0          491,183.74          6.528         0.520         360             357
  1    ARM     6 Month LIBOR         0          139,863.40          7.590         0.520         480             477
  1    ARM     6 Month LIBOR         0      110,374,634.18          7.149         0.520         359             356
  1    ARM     6 Month LIBOR         0          261,441.66          7.750         0.520         360             357
  1    ARM     6 Month LIBOR         0          791,431.72          7.105         0.520         360             357
  1    ARM     6 Month LIBOR         0          179,719.29          7.750         0.520         480             475
  1    ARM     6 Month LIBOR         0          294,513.44          6.550         0.520         359             354
  1    ARM     6 Month LIBOR         0          156,320.84          6.600         0.520         480             476
  1    ARM     6 Month LIBOR         0          676,362.62          7.274         0.520         359             356
  1    ARM     6 Month LIBOR         0          261,863.44          6.790         0.520         360             355
  1    ARM     6 Month LIBOR         0       12,163,206.16          7.952         0.520         479             476
  1    ARM     6 Month LIBOR         0       56,280,243.73          7.366         0.520         359             355
  1    ARM     6 Month LIBOR         0        2,265,394.01          7.276         0.520         359             354
  1    ARM     6 Month LIBOR         0          407,587.35          7.500         0.520         359             354
  1    ARM     6 Month LIBOR         0          251,526.67          7.418         0.520         360             356
  1    ARM     6 Month LIBOR         0          214,681.44          8.200         0.520         360             357
  1    ARM     6 Month LIBOR         0          275,929.35          7.990         0.520         480             476
  1    ARM     6 Month LIBOR         0          160,026.17          7.575         0.520         360             356
  1    ARM     6 Month LIBOR         0           71,323.07          8.249         0.520         480             476
  1    ARM     6 Month LIBOR         0        8,296,511.35          7.467         0.520         360             356
  1    ARM     6 Month LIBOR         0        4,549,090.41          7.601         0.520         359             355
  1    ARM     6 Month LIBOR         0          239,712.28          6.850         0.520         480             477
  1    ARM     6 Month LIBOR         0        1,737,505.72          7.517         0.520         360             356
  1    ARM     6 Month LIBOR         0        1,017,526.24          7.525         0.520         360             356

        Stated                                      Rate                                        Current         Next
       Remaining     Gross         Next Rate     Adjustment     Gross                           Periodic      Periodic
         Term        Margin       Adjustment     Frequency      Life          Gross Life        Rate Cap      Rate Cap
Group    (Months)      (%)         (Months)       (Months)      Floor (%)       Cap (%)            (%)           (%)
-----  ----------    ------       ---------       --------      ---------       -------         --------      --------
  1       357         6.140            21             6           7.366          13.689           2.814         1.162
  1       353         7.026            33             6           7.207          14.207           2.590         1.500
  1       356         3.552            20             6           7.487          13.487           3.000         1.000
  1       356         7.500            20             6           8.500          15.500           3.000         1.500
  1       356         6.706            20             6           7.397          13.516           2.916         1.060
  1       356         8.578            33             6           8.828          15.828           3.000         1.500
  1       357         7.659            21             6           8.398          14.398           3.000         1.000
  1       356         6.163            20             6           7.990          14.990           2.196         1.500
  1       356         6.212            20             6           7.619          14.619           2.365         1.500
  1       354         6.399            31             6           7.371          14.327           1.696         1.478
  1       354         4.000             6             6           5.000          11.000           1.000         1.000
  1       357         7.594            21             6           7.844          13.844           3.000         1.000
  1       356         4.000            20             6           9.250          16.250           1.500         1.500
  1       356         6.631            20             6           7.386          13.466           2.953         1.039
  1       356         6.366            20             6           7.866          14.866           1.500         1.500
  1       357         6.225            21             6           7.325          13.454           2.977         1.065
  1       357         6.039            33             6           6.528          13.209           3.000         1.340
  1       357         7.340            21             6           7.590          14.590           3.000         1.500
  1       356         6.437            21             6           7.150          13.238           2.997         1.044
  1       357         7.500            33             6           7.750          14.750           3.000         1.500
  1       357         6.105            21             6           7.105          13.105           3.000         1.000
  1       355         6.250            19             6           7.750          14.750           1.500         1.500
  1       354         6.550            19             6           6.550          13.550           1.500         1.500
  1       356         5.100            20             6           6.600          13.600           1.500         1.500
  1       356         5.680            21             6           7.274          13.498           3.000         1.112
  1       355         3.050             1             6           6.790          12.790           2.000         1.000
  1       357         6.805            21             6           7.952          14.952           2.598         1.500
  1       355         6.665            20             6           7.366          14.208           2.440         1.419
  1       354         6.189            31             6           7.276          14.276           1.986         1.500
  1       354         6.875             1             6           7.500          14.500           1.000         1.000
  1       356         4.966            20             6           7.418          13.418           3.000         1.000
  1       357         7.950            33             6           8.200          15.200           3.000         1.500
  1       356         6.490            20             6           7.990          14.990           1.500         1.500
  1       356         6.000            20             6           7.575          14.575           1.500         1.500
  1       356         6.749            20             6           8.249          15.249           1.500         1.500
  1       356         6.468            20             6           7.467          13.532           2.931         1.032
  1       355         7.249            32             6           7.601          14.214           2.669         1.307
  1       357         6.600            33             6           6.850          13.850           3.000         1.500
  1       356         7.117            32             6           7.517          14.431           2.890         1.457
  1       356         5.938            20             6           7.525          13.934           2.516         1.205

                                 Original                          Cut-off
                                 Interest     Cut-off Date          Date                     Original       Remaining
                                   Only        Principal            Gross        Expense    Amortization   Amortization
                                  Period        Balance             Mortgage       Fee         Term            Term
Group  Type      Index Name      (Months)         ($)               Rate (%)     Rate (%)     (Months)       (Months)
-----  ----    ------------      --------     ------------        ----------     --------   ------------   ------------
  1    ARM     6 Month LIBOR         0       14,270,672.56          7.148         0.520         360             357
  1    ARM     6 Month LIBOR         0        2,539,274.36          7.238         0.520         360             357
  1    ARM     6 Month LIBOR         0          239,204.28          6.990         0.520         360             356
  1    ARM     6 Month LIBOR         0          711,054.54          7.256         0.520         359             354
  1    ARM     6 Month LIBOR         0          255,450.48          8.731         0.520         480             476
  1    ARM     6 Month LIBOR         0        1,221,372.02          6.959         0.520         480             476
  1    ARM     6 Month LIBOR         0        2,395,171.98          7.705         0.520         360             356
  1    ARM     6 Month LIBOR         0       18,689,132.91          7.484         0.520         360             355
  1    ARM     6 Month LIBOR         0          170,695.87          8.640         0.520         360             357
  1    ARM     6 Month LIBOR         0          206,923.30          7.500         0.520         480             476
  1    ARM     6 Month LIBOR         0          262,403.43          7.450         0.520         360             356
  1    ARM     6 Month LIBOR         0        1,015,765.31          7.620         0.520         480             476
  1    ARM     6 Month LIBOR         0           85,890.58          7.750         0.520         479             476
  1    ARM     6 Month LIBOR         0       37,258,034.49          7.586         0.520         360             356
  1    ARM     6 Month LIBOR         0       31,222,166.29          7.636         0.520         359             354
  1    ARM     6 Month LIBOR         0          207,495.72          7.875         0.520         359             353
  1    FRM          N/A              0           81,311.21         11.457         0.520         360             357
  1    FRM          N/A              0          199,736.69          7.550         0.520         480             476
  1    FRM          N/A              0          572,021.82         10.662         0.520         360             356
  1    FRM          N/A              0        1,608,232.55          7.213         0.520         360             356
  1    FRM          N/A              0          126,321.04          6.650         0.520         180             176
  1    FRM          N/A              0          105,385.37          6.990         0.520         350             346
  1    FRM          N/A              0           49,790.59          9.290         0.520         176             169
  1    FRM          N/A              0        4,525,190.97          7.069         0.520         359             354
  1    FRM          N/A              0          625,635.12         10.637         0.520         359             355
  1    FRM          N/A              0           77,050.25          9.949         0.520         240             237
  1    FRM          N/A              0          528,679.53          8.089         0.520         360             355
  1    FRM          N/A              0          422,004.49         10.429         0.520         360             356
  1    FRM          N/A              0          179,446.96          8.190         0.520         358             355
  1    FRM          N/A              0          541,354.33          7.841         0.520         360             357
  1    FRM          N/A              0           56,402.13          9.240         0.520         180             176
  1    FRM          N/A              0           20,303.03         10.890         0.520         240             236
  1    FRM          N/A              0           25,967.98         10.390         0.520         360             357
  1    FRM          N/A              0        5,776,375.84         10.396         0.520         359             355
  1    FRM          N/A              0          183,565.99         10.302         0.520         240             236
  1    FRM          N/A              0          878,455.05          8.064         0.520         359             354
  1    FRM          N/A              0        2,084,279.88         11.867         0.520         359             356
  1    FRM          N/A              0           89,919.30          7.875         0.520         480             477
  1    FRM          N/A              0        2,021,206.11          7.578         0.520         359             354
  1    FRM          N/A              0           48,974.03          7.000         0.520         179             173

        Stated                                      Rate                                        Current         Next
       Remaining     Gross         Next Rate     Adjustment     Gross                           Periodic      Periodic
         Term        Margin       Adjustment     Frequency      Life          Gross Life        Rate Cap      Rate Cap
Group    (Months)      (%)         (Months)       (Months)      Floor (%)       Cap (%)            (%)           (%)
-----  ----------    ------       ---------       --------      ---------       -------         --------      --------
  1       357         6.756            33             6           7.148          13.876           2.994         1.364
  1       357         6.637            21             6           7.238          13.327           3.000         1.044
  1       356         5.490            20             6           6.990          13.990           1.500         1.500
  1       354         6.941            31             6           7.256          13.451           2.707         1.098
  1       356         7.231            32             6           8.731          15.731           1.500         1.500
  1       356         5.575            20             6           6.959          13.959           1.849         1.500
  1       356         6.580            20             6           7.705          13.956           2.624         1.125
  1       355         6.904            31             6           7.484          14.264           2.381         1.389
  1       357         8.390            33             6           8.640          15.640           3.000         1.500
  1       356         3.850            20             6           7.500          14.500           1.500         1.500
  1       356         5.950            20             6           7.450          14.450           1.500         1.500
  1       356         6.395            20             6           7.620          14.620           2.033         1.500
  1       357         6.750            33             6           7.750          14.750           3.000         1.500
  1       356         6.604            20             6           7.586          13.856           2.755         1.133
  1       354         7.047            31             6           7.636          14.525           2.049         1.441
  1       353         7.744             4             6           7.875          14.875           1.000         1.000
  1       177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       176          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       176          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       346          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       169          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       354          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       176          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       237          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       355          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       176          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       357          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       176          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       236          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       176          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       236          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       354          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       357          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       354          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1       173          N/A            N/A            N/A           N/A             N/A             N/A           N/A

                                 Original                          Cut-off
                                 Interest     Cut-off Date          Date                     Original       Remaining
                                   Only        Principal            Gross        Expense    Amortization   Amortization
                                  Period        Balance             Mortgage       Fee         Term            Term
Group  Type      Index Name      (Months)         ($)               Rate (%)     Rate (%)     (Months)       (Months)
-----  ----    ------------      --------     ------------        ----------     --------   ------------   ------------
  1    FRM          N/A              0          503,201.50          6.911         0.520         360             356
  1    FRM          N/A              0          583,571.99         10.279         0.520         358             354
  1    FRM          N/A              0          483,486.13          6.925         0.520         480             476
  1    FRM          N/A              0        1,825,481.72          7.902         0.520         360             356
  1    FRM          N/A              0          120,321.52         10.575         0.520         239             235
  1    FRM          N/A              0          118,383.66          7.990         0.520         240             237
  1    FRM          N/A              0          344,190.75         10.671         0.520         360             356
  1    FRM          N/A              0           36,830.20          8.890         0.520         240             237
  1    FRM          N/A              0          131,839.05          7.940         0.520         180             177
  1    FRM          N/A              0        2,732,160.97          7.534         0.520         360             356
  1    FRM          N/A              0          126,424.99          7.250         0.520         240             238
  1    FRM          N/A              0           91,200.01          6.750         0.520         355             350
  1    FRM          N/A              0        1,902,833.47          9.996         0.520         360             356
  1    FRM          N/A              0          384,473.16          7.341         0.520         360             357
  1    FRM          N/A              0       20,903,990.77          7.385         0.520         360             356
  1    FRM          N/A              0          168,015.74          9.622         0.520         240             235
  1    FRM          N/A              0          526,730.11          6.955         0.520         179             175
  1    FRM          N/A              0          192,413.75          7.680         0.520         240             237
  1    FRM          N/A              0           70,881.58         10.487         0.520         359             356
  1    FRM          N/A              0          108,407.84          7.051         0.520         120             117
  1    FRM          N/A              0          200,383.18          7.380         0.520         360             356
  1    FRM          N/A              0          579,097.19          7.338         0.520         360             355
  1    FRM          N/A              0          719,036.47          7.821         0.520         480             476
  1    FRM          N/A              0        1,511,014.12          9.800         0.520         359             356
  1    FRM          N/A              0          183,662.52          8.490         0.520         360             357
  1    FRM          N/A              0        9,017,359.48          7.306         0.520         359             355
  1    FRM          N/A              0          230,692.89         10.100         0.520         360             357
  1    FRM          N/A              0          292,708.44          7.212         0.520         240             235
  1    FRM          N/A              0        4,390,890.17         10.695         0.520         359             356
  1    FRM          N/A              0           37,150.12          9.990         0.520         360             357
  1    FRM          N/A              0        9,396,865.78          7.847         0.520         359             354
  1    FRM          N/A              0          104,971.12          9.135         0.520         240             236
  1    FRM          N/A              0          480,450.55          7.936         0.520         179             175
  1    FRM          N/A              0          144,340.53          9.988         0.520         240             236
  1    FRM          N/A              0           67,432.35         11.524         0.520         174             169
  1    FRM          N/A              0          919,914.18         10.087         0.520         360             357
  2    ARM     6 Month LIBOR        84          240,000.00          6.375         0.520         360             357
  2    ARM     6 Month LIBOR        84        1,822,912.27          6.325         0.520         360             357
  2    ARM     6 Month LIBOR        84          331,100.00          6.787         0.520         360             357
  2    ARM     6 Month LIBOR        60          964,999.04          7.949         0.520         360             355

       Stated                                      Rate                                        Current         Next
      Remaining     Gross         Next Rate     Adjustment     Gross                           Periodic      Periodic
        Term        Margin       Adjustment     Frequency      Life          Gross Life        Rate Cap      Rate Cap
Group   (Months)      (%)         (Months)       (Months)      Floor (%)       Cap (%)            (%)           (%)
----- ----------    ------       ---------       --------      ---------       -------         --------      --------
  1      356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      176          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      235          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      237          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      176          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      237          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      238          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      350          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      176          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      235          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      175          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      237          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      117          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      355          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      356          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      355          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      357          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      235          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      177          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      354          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      236          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      175          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      236          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      169          N/A            N/A            N/A           N/A             N/A             N/A           N/A
  1      357          N/A            N/A            N/A           N/A             N/A             N/A            N/A
  2      357         5.625            57             6           6.375          13.375           3.000         1.500
  2      357         5.735            57             6           6.325          13.325           3.000         1.500
  2      357         6.537            57             6           6.787          13.787           3.000         1.500
  2      355         7.699            19             6           7.949          13.949           3.000         1.000

                                 Original                          Cut-off
                                 Interest     Cut-off Date          Date                     Original       Remaining
                                   Only        Principal            Gross        Expense    Amortization   Amortization
                                  Period        Balance             Mortgage       Fee         Term            Term
Group  Type      Index Name      (Months)         ($)               Rate (%)     Rate (%)     (Months)       (Months)
-----  ----    ------------      --------     ------------        ----------     --------   ------------   ------------
  2    ARM     6 Month LIBOR        60          312,000.00          7.550         0.520         360             356
  2    ARM     6 Month LIBOR        60          132,715.00          6.899         0.520         360             356
  2    ARM     6 Month LIBOR        60          320,000.00          6.590         0.520         360             356
  2    ARM     6 Month LIBOR        60        1,274,999.67          7.305         0.520         360             357
  2    ARM     6 Month LIBOR        60        1,636,000.00          6.926         0.520         360             357
  2    ARM     6 Month LIBOR        60        8,131,598.62          7.143         0.520         360             356
  2    ARM     6 Month LIBOR        60          539,975.00          7.500         0.520         360             357
  2    ARM     6 Month LIBOR        60          268,000.00          7.250         0.520         360             356
  2    ARM     6 Month LIBOR        60        2,366,545.71          7.067         0.520         360             356
  2    ARM     6 Month LIBOR        60        1,692,320.00          7.068         0.520         360             357
  2    ARM     6 Month LIBOR        60       22,476,406.63          6.805         0.520         360             356
  2    ARM     6 Month LIBOR        60          281,508.70          7.270         0.520         360             356
  2    ARM     6 Month LIBOR        60       66,556,362.42          6.664         0.520         360             357
  2    ARM     6 Month LIBOR        60          600,000.00          6.550         0.520         360             357
  2    ARM     6 Month LIBOR        60          812,000.00          7.062         0.520         360             356
  2    ARM     6 Month LIBOR        60          451,800.00          6.851         0.520         360             357
  2    ARM     6 Month LIBOR        60          158,092.00          7.290         0.520         360             356
  2    ARM     6 Month LIBOR        60          212,800.00          6.700         0.520         360             356
  2    ARM     6 Month LIBOR        60          609,000.00          6.250         0.520         360             356
  2    ARM     6 Month LIBOR        60        3,222,600.00          6.795         0.520         360             357
  2    ARM     6 Month LIBOR        60        8,482,640.87          6.726         0.520         360             357
  2    ARM     6 Month LIBOR        60          252,000.00          6.490         0.520         360             356
  2    ARM     6 Month LIBOR        60        1,098,500.00          7.561         0.520         360             357
  2    ARM     6 Month LIBOR        60          404,000.00          6.500         0.520         360             356
  2    ARM     6 Month LIBOR        60        1,790,672.79          7.329         0.520         360             356
  2    ARM     6 Month LIBOR        60        2,848,316.40          6.232         0.520         360             357
  2    ARM     6 Month LIBOR        60          105,598.00          6.990         0.520         360             357
  2    ARM     6 Month LIBOR        60          564,000.00          5.986         0.520         360             357
  2    ARM     6 Month LIBOR        60          218,500.00          7.500         0.520         360             357
  2    ARM     6 Month LIBOR        60          185,200.00          7.799         0.520         360             356
  2    ARM     6 Month LIBOR        60          360,000.00          5.450         0.520         360             356
  2    ARM     6 Month LIBOR        60          484,500.00          5.890         0.520         360             357
  2    ARM     6 Month LIBOR        60          152,000.00          7.950         0.520         360             356
  2    ARM     6 Month LIBOR        60        7,669,589.10          7.336         0.520         360             356
  2    ARM     6 Month LIBOR        60        1,082,718.59          7.177         0.520         360             357
  2    ARM     6 Month LIBOR        36          582,000.00          7.739         0.520         360             355
  2    ARM     6 Month LIBOR        36          137,197.10          5.750         0.520         360             354
  2    ARM     6 Month LIBOR        36        3,020,181.47          6.573         0.520         360             355
  2    ARM     6 Month LIBOR        36        2,035,187.55          7.222         0.520         360             354
  2    ARM     6 Month LIBOR        24          211,124.00          6.600         0.520         360             356
        Stated                                      Rate                                        Current         Next
       Remaining     Gross         Next Rate     Adjustment     Gross                           Periodic      Periodic
         Term        Margin       Adjustment     Frequency      Life          Gross Life        Rate Cap      Rate Cap
Group    (Months)      (%)         (Months)       (Months)      Floor (%)       Cap (%)            (%)           (%)
-----  ----------    ------       ---------       --------      ---------       -------         --------      --------
  2       356         7.300            32             6           7.550          13.550           3.000         1.000
  2       356         5.399            20             6           6.899          13.899           1.500         1.500
  2       356         5.090            56             6           6.590          13.590           1.500         1.500
  2       357         6.580            21             6           7.305          13.671           3.000         1.183
  2       357         6.432            33             6           6.926          13.220           3.000         1.147
  2       356         5.988            20             6           7.143          14.143           2.139         1.500
  2       357         7.250            33             6           7.500          14.500           3.000         1.500
  2       356         7.000            20             6           7.250          13.250           3.000         1.000
  2       356         6.767            20             6           7.067          13.067           3.000         1.000
  2       357         6.222            21             6           7.068          13.693           2.622         1.313
  2       356         6.386            20             6           6.805          13.058           3.000         1.127
  2       356         7.020            20             6           7.270          13.270           3.000         1.000
  2       357         5.745            21             6           6.659          13.453           2.590         1.391
  2       357         5.875            33             6           6.550          13.550           3.000         1.500
  2       356         6.812            20             6           7.062          13.062           2.488         1.000
  2       357         6.601            33             6           6.851          13.851           3.000         1.500
  2       356         7.040            20             6           7.290          13.290           3.000         1.000
  2       356         6.450            32             6           6.700          12.700           3.000         1.000
  2       356         4.750            20             6           6.250          13.250           1.500         1.500
  2       357         6.545            33             6           6.795          13.660           3.000         1.433
  2       357         6.013            33             6           6.726          13.726           2.894         1.500
  2       356         5.490            56             6           6.490          13.490           1.500         1.500
  2       357         6.636            21             6           7.561          13.800           3.000         1.120
  2       356         5.000            20             6           6.500          13.500           1.500         1.500
  2       356         6.868            20             6           7.329          13.497           2.747         1.084
  2       357         5.982            57             6           6.232          12.232           3.000         1.000
  2       357         6.740            33             6           6.990          12.990           3.000         1.000
  2       357         5.736            57             6           5.986          11.986           3.000         1.000
  2       357         7.250            21             6           7.500          13.500           3.000         1.000
  2       356         6.299            20             6           7.799          14.799           1.500         1.500
  2       356         5.200            56             6           5.450          11.450           3.000         1.000
  2       357         5.640            33             6           5.890          11.890           3.000         1.000
  2       356         7.750            20             6           7.950          13.950           3.000         1.000
  2       356         6.597            20             6           7.336          13.816           2.949         1.240
  2       357         6.489            33             6           7.177          14.177           3.000         1.500
  2       355         7.739            31             6           7.739          14.739           1.500         1.500
  2       354         5.750            30             6           5.750          11.750           3.000         1.000
  2       355         6.467            31             6           6.573          13.268           1.958         1.347
  2       354         7.012            30             6           7.222          14.222           1.500         1.500
  2       356         6.600            20             6           6.600          13.600           1.500         1.500

                                 Original                          Cut-off
                                 Interest     Cut-off Date          Date                     Original       Remaining
                                   Only        Principal            Gross        Expense    Amortization   Amortization
                                  Period        Balance             Mortgage       Fee         Term            Term
Group  Type      Index Name      (Months)         ($)               Rate (%)     Rate (%)     (Months)       (Months)
-----  ----    ------------      --------     ------------        ----------     --------   ------------   ------------
  2    ARM     6 Month LIBOR        24        4,954,965.42          6.486         0.520         360             355
  2    ARM     6 Month LIBOR        24        1,783,200.00          7.881         0.520         360             354
  2    ARM     6 Month LIBOR         0          872,904.68          7.058         0.520         360             356
  2    ARM     6 Month LIBOR         0          258,853.89          7.500         0.520         480             476
  2    ARM     6 Month LIBOR         0        1,937,627.98          7.432         0.520         360             356
  2    ARM     6 Month LIBOR         0        1,358,809.52          7.461         0.520         360             357
  2    ARM     6 Month LIBOR         0          277,898.54          7.250         0.520         360             355
  2    ARM     6 Month LIBOR         0          189,151.61          8.478         0.520         360             357
  2    ARM     6 Month LIBOR         0          400,408.91          7.150         0.520         480             476
  2    ARM     6 Month LIBOR         0        8,941,353.98          7.134         0.520         360             356
  2    ARM     6 Month LIBOR         0          477,149.14          8.012         0.520         359             356
  2    ARM     6 Month LIBOR         0          551,063.25          7.770         0.520         360             356
  2    ARM     6 Month LIBOR         0           70,900.84          8.950         0.520         360             355
  2    ARM     6 Month LIBOR         0        3,201,116.45          6.992         0.520         480             476
  2    ARM     6 Month LIBOR         0       10,153,049.69          7.402         0.520         358             354
  2    ARM     6 Month LIBOR         0        2,613,062.48          7.701         0.520         359             355
  2    ARM     6 Month LIBOR         0          231,079.59          7.250         0.520         356             350
  2    ARM     6 Month LIBOR         0          281,131.13          7.372         0.520         360             356
  2    ARM     6 Month LIBOR         0          391,106.94          8.490         0.520         480             476
  2    ARM     6 Month LIBOR         0        8,433,379.49          7.173         0.520         360             356
  2    ARM     6 Month LIBOR         0          425,146.26          8.221         0.520         355             351
  2    ARM     6 Month LIBOR         0        1,577,073.84          7.543         0.520         480             476
  2    ARM     6 Month LIBOR         0       19,363,556.60          7.226         0.520         360             356
  2    ARM     6 Month LIBOR         0          164,073.49          6.390         0.520         360             354
  2    ARM     6 Month LIBOR         0       92,339,226.31          7.064         0.520         360             357
  2    ARM     6 Month LIBOR         0          537,559.26          6.624         0.520         360             357
  2    ARM     6 Month LIBOR         0          985,739.40          6.901         0.520         360             356
  2    ARM     6 Month LIBOR         0          379,305.53          6.375         0.520         480             476
  2    ARM     6 Month LIBOR         0        1,757,568.48          8.124         0.520         359             355
  2    ARM     6 Month LIBOR         0        1,007,343.50          7.049         0.520         360             356
  2    ARM     6 Month LIBOR         0       18,471,061.24          7.481         0.520         480             476
  2    ARM     6 Month LIBOR         0          119,830.04          7.875         0.520         479             475
  2    ARM     6 Month LIBOR         0       62,054,982.11          7.378         0.520         360             356
  2    ARM     6 Month LIBOR         0        3,004,768.21          7.611         0.520         359             354
  2    ARM     6 Month LIBOR         0          330,352.91          6.070         0.520         360             355
  2    ARM     6 Month LIBOR         0          174,857.79          8.990         0.520         360             351
  2    ARM     6 Month LIBOR         0          395,885.63          6.807         0.520         360             356
  2    ARM     6 Month LIBOR         0          119,856.03          7.875         0.520         480             476
  2    ARM     6 Month LIBOR         0          355,345.78          7.574         0.520         480             475
  2    ARM     6 Month LIBOR         0        5,988,325.62          7.373         0.520         360             357

         Stated                                    Rate                                        Current         Next
        Remaining     Gross       Next Rate     Adjustment     Gross                           Periodic      Periodic
          Term        Margin     Adjustment     Frequency      Life          Gross Life        Rate Cap      Rate Cap
Group   (Months)      (%)         (Months)       (Months)      Floor (%)       Cap (%)            (%)           (%)
-----  ----------    ------       ---------       --------      ---------       -------         --------      --------
  2       355         6.486            19             6           6.486          13.296           1.786         1.405
  2       354         7.881            18             6           7.881          14.881           1.500         1.500
  2       356         5.047            20             6           7.058          13.058           3.000         1.000
  2       356         6.000            20             6           7.500          14.500           1.500         1.500
  2       356         6.189            20             6           7.432          14.190           2.026         1.379
  2       357         7.036            33             6           7.461          14.461           3.000         1.500
  2       355         3.380            19             6           7.250          13.250           3.000         1.000
  2       357         7.478            21             6           8.478          15.162           3.000         1.342
  2       356         5.650            20             6           7.150          14.150           1.500         1.500
  2       356         5.843            20             6           7.134          13.957           1.819         1.412
  2       356         7.762            33             6           8.012          15.012           3.000         1.500
  2       356         6.770            20             6           7.770          14.172           2.396         1.201
  2       355         8.700            31             6           8.950          15.950           3.000         1.500
  2       356         5.250            20             6           6.992          13.992           1.952         1.500
  2       354         5.404            20             6           7.402          14.402           2.186         1.500
  2       355         6.210            32             6           7.701          14.701           2.011         1.500
  2       350         7.875             6             6           7.250          14.250           1.000         1.000
  2       356         3.995            20             6           7.372          14.372           1.500         1.500
  2       356         6.990            20             6           8.490          15.490           1.500         1.500
  2       356         6.270            20             6           7.173          13.357           2.847         1.092
  2       351         7.284            32             6           8.221          15.221           2.542         1.500
  2       356         6.043            20             6           7.543          14.543           1.500         1.500
  2       356         6.306            20             6           7.226          13.463           2.865         1.119
  2       354         6.140            18             6           6.390          12.390           3.000         1.000
  2       357         6.252            21             6           7.064          13.230           2.986         1.083
  2       357         6.374            33             6           6.624          13.624           3.000         1.500
  2       356         5.908            20             6           6.901          12.901           3.000         1.000
  2       356         4.875            20             6           6.375          13.375           1.500         1.500
  2       355         6.991            20             6           8.124          14.879           1.867         1.378
  2       356         6.799            20             6           7.049          13.902           3.000         1.427
  2       356         6.109            20             6           7.481          14.481           2.075         1.500
  2       356         6.375            56             6           7.875          14.875           1.500         1.500
  2       356         6.559            20             6           7.378          14.313           2.342         1.465
  2       354         5.926            31             6           7.611          14.611           1.738         1.500
  2       355         5.820            19             6           6.070          12.070           3.000         1.000
  2       351         7.490            15             6           8.990          15.990           1.500         1.500
  2       356         6.557            32             6           6.807          13.807           3.000         1.500
  2       356         6.375            20             6           7.875          14.875           1.500         1.500
  2       355         6.074            19             6           7.574          14.574           1.500         1.500
  2       357         6.356            21             6           7.373          13.407           2.950         1.017

                                 Original                          Cut-off
                                 Interest     Cut-off Date          Date                     Original       Remaining
                                   Only        Principal            Gross        Expense    Amortization   Amortization
                                  Period        Balance             Mortgage       Fee         Term            Term
Group  Type      Index Name      (Months)         ($)               Rate (%)     Rate (%)     (Months)       (Months)
-----  ----    ------------      --------     ------------        ----------     --------   ------------   ------------
  2    ARM     6 Month LIBOR         0        4,006,718.81          7.968         0.520         360             356
  2    ARM     6 Month LIBOR         0           95,625.89          9.370         0.520         480             476
  2    ARM     6 Month LIBOR         0        1,180,613.87          7.740         0.520         360             356
  2    ARM     6 Month LIBOR         0        1,026,508.13          8.209         0.520         360             357
  2    ARM     6 Month LIBOR         0           90,727.25          8.500         0.520         360             356
  2    ARM     6 Month LIBOR         0          724,005.85          7.566         0.520         359             354
  2    ARM     6 Month LIBOR         0          179,061.57          8.390         0.520         480             477
  2    ARM     6 Month LIBOR         0       20,704,865.88          7.568         0.520         360             357
  2    ARM     6 Month LIBOR         0        2,335,964.67          7.469         0.520         360             357
  2    ARM     6 Month LIBOR         0          311,041.02          5.875         0.520         360             357
  2    ARM     6 Month LIBOR         0          171,382.25          5.990         0.520         359             356
  2    ARM     6 Month LIBOR         0          370,799.40          7.125         0.520         360             356
  2    ARM     6 Month LIBOR         0          287,119.50          7.243         0.520         359             353
  2    ARM     6 Month LIBOR         0          421,268.32          8.097         0.520         360             357
  2    ARM     6 Month LIBOR         0          181,787.83          7.990         0.520         480             476
  2    ARM     6 Month LIBOR         0        1,828,034.72          8.189         0.520         480             476
  2    ARM     6 Month LIBOR         0        1,761,828.94          7.814         0.520         480             476
  2    ARM     6 Month LIBOR         0          949,837.24          8.034         0.520         359             354
  2    ARM     6 Month LIBOR         0       16,145,267.98          7.405         0.520         360             355
  2    ARM     6 Month LIBOR         0          232,485.88          6.600         0.520         360             358
  2    ARM     6 Month LIBOR         0          104,017.18          7.999         0.520         360             356
  2    ARM     6 Month LIBOR         0          717,236.45          6.791         0.520         359             355
  2    ARM     6 Month LIBOR         0          159,611.97          7.100         0.520         360             357
  2    ARM     6 Month LIBOR         0          666,789.26          7.155         0.520         480             476
  2    ARM     6 Month LIBOR         0          846,693.41          7.626         0.520         360             356
  2    ARM     6 Month LIBOR         0          620,762.35          7.569         0.520         480             476
  2    ARM     6 Month LIBOR         0        2,405,182.51          7.560         0.520         360             356
  2    ARM     6 Month LIBOR         0          453,536.05          7.225         0.520         360             356
  2    ARM     6 Month LIBOR         0          893,270.08          5.816         0.520         360             356
  2    ARM     6 Month LIBOR         0           55,888.28          9.490         0.520         360             356
  2    ARM     6 Month LIBOR         0        2,043,047.28          6.728         0.520         360             356
  2    ARM     6 Month LIBOR         0          679,793.64          7.939         0.520         480             476
  2    ARM     6 Month LIBOR         0          305,073.93          7.580         0.520         480             476
  2    ARM     6 Month LIBOR         0          363,612.46          7.016         0.520         360             355
  2    ARM     6 Month LIBOR         0          956,967.24          8.443         0.520         360             355
  2    ARM     6 Month LIBOR         0           67,601.54          7.300         0.520         359             353
  2    ARM     6 Month LIBOR         0        5,324,783.39          8.155         0.520         480             476
  2    ARM     6 Month LIBOR         0       33,513,227.95          7.497         0.520         360             356
  2    ARM     6 Month LIBOR         0          667,757.68          8.337         0.520         360             356
  2    ARM     6 Month LIBOR         0       45,116,379.91          7.458         0.520         359             355

         Stated                                    Rate                                        Current         Next
        Remaining     Gross       Next Rate     Adjustment     Gross                           Periodic      Periodic
          Term        Margin     Adjustment     Frequency      Life          Gross Life        Rate Cap      Rate Cap
Group   (Months)      (%)         (Months)       (Months)      Floor (%)       Cap (%)            (%)           (%)
-----  ----------    ------       ---------       --------      ---------       -------         --------      --------
  2       356        7.631            32             6           7.968          14.765           2.642         1.398
  2       356        7.870            20             6           9.370          16.370           1.500         1.500
  2       356        6.443            20             6           7.740          14.532           1.931         1.396
  2       357        7.529            33             6           8.209          14.894           2.814         1.342
  2       356        7.000            20             6           8.500          15.500           1.500         1.500
  2       354        5.731            31             6           7.566          14.566           1.500         1.500
  2       357        8.140            33             6           8.390          15.390           3.000         1.500
  2       357        7.229            33             6           7.568          14.454           2.963         1.443
  2       357        6.631            21             6           7.469          13.587           3.000         1.059
  2       357        5.625            57             6           5.875          12.875           3.000         1.500
  2       356        4.990            21             6           5.990          11.990           3.000         1.000
  2       356        5.625            20             6           7.125          14.125           1.500         1.500
  2       353        6.891            30             6           7.243          13.852           2.086         1.305
  2       357        7.847            33             6           8.097          15.097           3.000         1.500
  2       356        6.490            56             6           7.990          14.990           1.500         1.500
  2       356        6.840            20             6           8.189          15.189           1.500         1.500
  2       356        6.453            32             6           7.814          14.814           1.721         1.500
  2       354        6.377            19             6           8.034          14.935           2.282         1.450
  2       355        6.609            31             6           7.405          14.323           1.973         1.459
  2       358        5.875            58             6           6.600          13.600           3.000         1.500
  2       356        6.499            20             6           7.999          14.999           1.500         1.500
  2       355        5.821            20             6           6.791          13.791           2.543         1.500
  2       357        6.850            33             6           7.100          14.100           3.000         1.500
  2       356        4.744            20             6           7.155          14.155           1.500         1.500
  2       356        4.332            20             6           7.626          14.626           1.500         1.500
  2       356        6.069            20             6           7.569          14.569           1.500         1.500
  2       356        6.783            20             6           7.560          13.982           2.367         1.211
  2       356        6.287            56             6           7.225          13.774           2.175         1.275
  2       356        5.566             2             6           5.816          11.816           2.000         1.000
  2       356        7.990            56             6           9.490          16.490           1.500         1.500
  2       356        6.400            20             6           6.728          12.728           3.000         1.000
  2       356        6.439            20             6           7.939          14.939           1.500         1.500
  2       356        6.080            56             6           7.580          14.580           1.500         1.500
  2       355        5.790            55             6           7.016          14.016           1.500         1.500
  2       355        6.935            19             6           8.443          15.443           1.500         1.500
  2       353        7.200            30             6           7.300          14.300           3.000         1.500
  2       356        6.656            20             6           8.155          15.155           1.845         1.500
  2       356        6.290            20             6           7.497          14.006           2.470         1.241
  2       356        7.196            56             6           8.337          15.337           1.679         1.500
  2       355        6.789            32             6           7.458          14.410           2.241         1.471

                                 Original                           Cut-off
                                 Interest     Cut-off Date          Date                     Original       Remaining
                                   Only        Principal            Gross        Expense    Amortization   Amortization
                                  Period        Balance             Mortgage       Fee         Term            Term
Group  Type      Index Name      (Months)         ($)               Rate (%)     Rate (%)     (Months)       (Months)
-----  ----    ------------      --------     ------------        ----------     --------   ------------   ------------
  2    ARM     6 Month LIBOR         0          563,444.03          7.210         0.520         359             354
  2    FRM          N/A             60          468,359.25          7.267         0.520         360             354
  2    FRM          N/A             60        1,088,880.00          7.016         0.520         360             355
  2    FRM          N/A             60        1,622,277.22          6.893         0.520         360             356
  2    FRM          N/A             60          894,215.19          6.566         0.520         360             355
  2    FRM          N/A             60        1,974,520.00          7.175         0.520         360             357
  2    FRM          N/A             60        3,563,957.13          6.837         0.520         360             356
  2    FRM          N/A             60        1,433,113.92          7.197         0.520         360             356
  2    FRM          N/A             60          360,800.00          7.322         0.520         360             356
  2    FRM          N/A              0           77,886.97         10.990         0.520         360             356
  2    FRM          N/A              0          135,738.22         10.913         0.520         358             355
  2    FRM          N/A              0          502,124.52         10.736         0.520         360             356
  2    FRM          N/A              0          721,676.66          7.133         0.520         360             356
  2    FRM          N/A              0           45,631.52          8.990         0.520         180             177
  2    FRM          N/A              0           45,471.95          8.940         0.520         360             355
  2    FRM          N/A              0          114,897.50         11.875         0.520         360             357
  2    FRM          N/A              0        3,382,472.89          7.261         0.520         359             354
  2    FRM          N/A              0           66,902.91         10.990         0.520         360             356
  2    FRM          N/A              0          317,598.48         10.824         0.520         359             355
  2    FRM          N/A              0          216,528.09         10.870         0.520         360             356
  2    FRM          N/A              0           55,139.75         10.950         0.520         360             357
  2    FRM          N/A              0        4,869,814.92         10.345         0.520         359             355
  2    FRM          N/A              0          199,893.94          9.949         0.520         240             237
  2    FRM          N/A              0          380,238.01          7.899         0.520         360             356
  2    FRM          N/A              0           90,828.63         10.317         0.520         358             355
  2    FRM          N/A              0        2,582,269.06         10.873         0.520         360             357
  2    FRM          N/A              0        1,230,437.80          7.123         0.520         359             354
  2    FRM          N/A              0           98,856.55         10.990         0.520         360             356
  2    FRM          N/A              0          235,391.81          8.250         0.520         360             356
  2    FRM          N/A              0          141,551.50         10.834         0.520         360             357
  2    FRM          N/A              0           42,827.44         10.890         0.520         240             237
  2    FRM          N/A              0           86,224.54          7.990         0.520         360             357
  2    FRM          N/A              0          284,795.55         10.246         0.520         360             357
  2    FRM          N/A              0        1,621,950.68         10.102         0.520         359             355
  2    FRM          N/A              0        1,110,003.19          7.953         0.520         360             357
  2    FRM          N/A              0          214,007.14          7.050         0.520         480             477
  2    FRM          N/A              0        2,931,511.80          7.261         0.520         358             354
  2    FRM          N/A              0          263,295.83         10.221         0.520         360             357
  2    FRM          N/A              0          684,132.14          6.200         0.520         300             294
  2    FRM          N/A              0           26,152.42          9.690         0.520         240             236


        Stated                                      Rate                                        Current         Next
       Remaining     Gross         Next Rate     Adjustment     Gross                           Periodic      Periodic
         Term        Margin       Adjustment     Frequency      Life          Gross Life        Rate Cap      Rate Cap
Group    (Months)      (%)         (Months)       (Months)      Floor (%)       Cap (%)            (%)           (%)
-----  ----------    ------       ---------       --------      ---------       -------         --------      --------
  2       354         7.849             4             6           7.210          14.210           1.000         1.000
  2       354          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       355          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       355          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       357          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       175          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       354          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       357          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       237          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       355          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       354          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       237          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       357          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       357          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       354          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       357          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       294          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       236          N/A             N/A           N/A            N/A            N/A             N/A           N/A

                                 Original                          Cut-off
                                 Interest     Cut-off Date          Date                     Original       Remaining
                                   Only        Principal            Gross        Expense    Amortization   Amortization
                                  Period        Balance             Mortgage       Fee         Term            Term
Group  Type      Index Name      (Months)         ($)               Rate (%)     Rate (%)     (Months)       (Months)
-----  ----    ------------      --------     ------------        ----------     --------   ------------   ------------
  2    FRM          N/A              0           70,242.22          9.990         0.520         359             355
  2    FRM          N/A              0          251,611.50          6.990         0.520         480             476
  2    FRM          N/A              0        8,671,345.91         10.091         0.520         359             356
  2    FRM          N/A              0          915,233.35          9.786         0.520         360             357
  2    FRM          N/A              0        1,839,394.12          7.378         0.520         359             354
  2    FRM          N/A              0          135,814.26          8.125         0.520         180             174
  2    FRM          N/A              0          186,645.44         10.274         0.520         360             356
  2    FRM          N/A              0          252,478.46          7.082         0.520         360             355
  2    FRM          N/A              0          297,850.35          6.384         0.520         478             474
  2    FRM          N/A              0          896,966.23         10.500         0.520         358             353
  2    FRM          N/A              0        7,229,153.29          7.191         0.520         359             355
  2    FRM          N/A              0          512,678.72          7.098         0.520         180             176
  2    FRM          N/A              0           43,723.75         10.500         0.520         240             235
  2    FRM          N/A              0           95,921.73          7.500         0.520         480             476
  2    FRM          N/A              0          171,034.18          6.390         0.520         360             354
  2    FRM          N/A              0          290,775.88          9.884         0.520         360             355
  2    FRM          N/A              0          604,173.80          6.516         0.520         478             474
  2    FRM          N/A              0       19,579,085.13          6.801         0.520         359             355
  2    FRM          N/A              0        1,184,913.31          7.467         0.520         240             235
  2    FRM          N/A              0          667,805.43          7.043         0.520         180             177
  2    FRM          N/A              0          271,872.20          8.065         0.520         120             116
  2    FRM          N/A              0           34,471.24         10.650         0.520         236             229
  2    FRM          N/A              0          544,241.53          7.829         0.520         480             476
  2    FRM          N/A              0       19,095,166.17          7.122         0.520         359             354
  2    FRM          N/A              0          859,865.33          6.814         0.520         180             175
  2    FRM          N/A              0           46,715.26          8.999         0.520         240             236
  2    FRM          N/A              0          241,245.50          7.300         0.520         360             356
  2    FRM          N/A              0          205,859.93          6.090         0.520         180             177
  2    FRM          N/A              0        3,955,560.97         10.695         0.520         358             354
  2    FRM          N/A              0          776,185.11         10.638         0.520         360             357
  2    FRM          N/A              0        1,187,493.47          7.346         0.520         357             353
  2    FRM          N/A              0           41,892.22         10.150         0.520         180             176

        Stated                                      Rate                                        Current         Next
       Remaining     Gross         Next Rate     Adjustment     Gross                           Periodic      Periodic
         Term        Margin       Adjustment     Frequency      Life          Gross Life        Rate Cap      Rate Cap
Group    (Months)      (%)         (Months)       (Months)      Floor (%)       Cap (%)            (%)           (%)
-----  ----------    ------       ---------       --------      ---------       -------         --------      --------
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       357          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       354          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       174          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       355          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       175          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       355          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       235          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       354          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       175          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       355          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       235          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       116          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       229          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       354          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       175          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       236          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       356          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       177          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       357          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       353          N/A             N/A           N/A            N/A            N/A             N/A           N/A
  2       176          N/A             N/A           N/A            N/A            N/A             N/A           N/A

   While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the prepayment assumption, this is not likely to be the case. Moreover, discrepancies exist between the characteristics of the actual mortgage loans that will be delivered to the trustee or the custodian, as applicable, and characteristics of the mortgage loans assumed in preparing the tables in this prospectus supplement.

Defaults

   The yield to maturity of the LIBOR Certificates, and particularly the Class B and Class M certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of a LIBOR Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Holders of the LIBOR Certificates may not receive reimbursement for Applied Realized Loss Amounts in the months following the occurrence of those losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

   The rate of principal payments on the LIBOR Certificates, the aggregate amount of distributions on the LIBOR Certificates and the yields to maturity of the LIBOR Certificates will be related to the rate and timing of payments of principal on the mortgage loans in the related loan group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases, pursuant to the optional clean-up call, by one or all of the servicers). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

   Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the LIBOR Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of LIBOR Certificates may vary from the anticipated yield will depend upon the degree to which that LIBOR Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that LIBOR Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any LIBOR Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any LIBOR Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

   The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the interest rates on the fixed rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

   As is the case with fixed rate mortgage loans, the adjustable rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable periodic rate cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. In addition, a substantial majority of the ARMs (the 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans and the 5/25 Adjustable Rate Mortgage Loans) will not have their initial Adjustment Date until two, three or five years after their origination. The prepayment experience of the 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans and the 5/25 Adjustable Rate Mortgage Loans may differ from that of the other ARMs. The 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans and the 5/25 Adjustable Rate Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the interest rates on the 2/28 Adjustable Rate Mortgage Loans, the 3/27 Adjustable Rate Mortgage Loans or the 5/25 Adjustable Rate Mortgage Loans (as the case may be) as borrowers seek to avoid changes in their monthly payments.

   The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the LIBOR Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

   The Pass-Through Rate for each class of LIBOR Certificates will be adjusted by reference to One-Month LIBOR, subject to the effects of the applicable limitations described in this prospectus supplement.

   The Pass-Through Rate for each class of LIBOR Certificates may be calculated by reference to the net interest rates of the mortgage loans, which are based on the Loan Index. If the mortgage loans bearing higher interest rates, either through higher margins or an increase in the Loan Index (and consequently, higher net interest rates), were to prepay, the weighted average net interest rate would be lower than otherwise would be the case. Changes in One-Month LIBOR may not correlate with changes in the Loan Index. It is possible that a decrease in the Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the sum of One-Month LIBOR plus the applicable fixed margin for a class or classes of LIBOR Certificates were to be higher than the Group I Loan Cap, the Group II Loan Cap and the WAC Cap, as applicable, the Pass Through Rate on the related LIBOR Certificates would be lower than otherwise would be the case. Although holders of the LIBOR Certificates are entitled to receive any Basis Risk CarryForward Amount from and to the extent of funds available in the Excess Reserve Fund Account and the Swap Account, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk CarryForward Amount.

Overcollateralization Provisions

   The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the LIBOR Certificates and consequently the yields to maturity of those certificates. If at any time the Subordinated Amount is less than the Specified Subordinated Amount, Total Monthly Excess Spread and certain amounts available in the Swap Account will be applied as distributions of principal of the class or classes of certificates then entitled to distributions of principal, until the Subordinated Amount equals the Specified Subordinated Amount. This would have the effect of reducing the weighted average lives of those certificates. The actual Subordinated Amount may change from distribution date to distribution date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Subordinated Amount will never be less than the Specified Subordinated Amount.

   Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the LIBOR Certificates and expenses at the Expense Fee Rate, as well as Net Swap Payments to the Swap Provider.
Mortgage loans with higher net interest rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net interest rates may prepay faster than mortgage loans with relatively lower net interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net interest rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the LIBOR Certificates.

   As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the LIBOR Certificates may vary significantly over time and from class to class.

Subordinated Certificates

   Each class of Subordinated Certificates provides credit enhancement for certain other classes of LIBOR Certificates that have a higher payment priority, and each class of Subordinated Certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Subordinated Certificates, in order of their relative payment priorities (with the Class M-1 certificates having the highest priority, then the Class M-2 certificates, then the Class M-3 certificates, then the Class M-4 certificates, then the Class M-5 certificates, then the Class M-6 certificates, then the Class B-1 certificates, then the Class B-2 certificates and then the Class B-3 certificates) will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by a holder of a related Subordinated Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized Losses on the mortgage loans will reduce the Class Certificate Balance of the class of the related Subordinated Certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a distribution date exceeds the aggregate Stated Principal Balance of the mortgage loans. As a result of this reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes than would otherwise be the case.

   The Principal Distribution Amount to be made to the holders of the LIBOR Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the aggregate Stated Principal Balance of the mortgage loans will decline more than the aggregate Class Certificate Balances of the LIBOR Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the class of Subordinated Certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Subordinated Certificates will generally not be entitled to any principal distributions prior to the Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Subordinated Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of Realized Losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal of the senior certificates, depending on the timing of Realized Losses, the Subordinated Certificates may bear a disproportionate percentage of the Realized Losses on the mortgage loans.

   For all purposes, the Class B-3 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Effect on Yields Due to Rapid Prepayments

   Any net payment payable to the Swap Provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the Pass-Through Rates on the LIBOR Certificates. If the rate of prepayments on the mortgage loans is faster than anticipated, the scheduled notional amount on which payments due under the interest rate swap agreement are calculated may exceed the aggregate scheduled principal balance of the mortgage loans, thereby increasing the relative proportion of interest collections on the loans that must be applied to make Net Swap Payments to the Swap Provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the LIBOR Certificates.

Weighted Average Lives of the LIBOR Certificates

   The weighted average life of a LIBOR Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each distribution date by the number of years from the date of issuance to that distribution date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

   For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

   In general, the weighted average lives of the LIBOR Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the LIBOR Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   The interaction of the foregoing factors may have different effects on various classes of LIBOR Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of LIBOR Certificates. Further, to the extent the prices of the LIBOR Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of LIBOR Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of LIBOR Certificates may be affected at various constant percentages of the prepayment assumption, see "--Decrement Tables" below.

Decrement Tables

The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered Certificates that would be outstanding after each of the distribution dates shown at various constant percentages of the applicable prepayment assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the structuring assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable prepayment assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and interest rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable prepayment assumption, even if the weighted average remaining term to maturity and weighted average interest rates of the mortgage loans are consistent with the remaining terms to maturity and interest rates of the mortgage loans specified in the structuring assumptions.

                              Prepayment Scenarios

                                       SCENARIO I    SCENARIO II    SCENARIO III    SCENARIO IV    SCENARIO V
                                      ------------  -------------  --------------  -------------  ------------
Fixed rate mortgage loans (%
   of prepayment
   assumption) ..................               0%            75%            100%           125%          150%
Adjustable rate mortgage
   loans (% of prepayment
   assumption) ..................               0%            75%            100%           125%          150%

           Percent of Initial Class Certificate Balance Outstanding(1)


                                           Class A-2a                           Class A-2b
 DISTRIBUTION DATE                     PREPAYMENT SCENARIO                 PREPAYMENT SCENARIO
------------------------------   --------------------------------    --------------------------------
                                  I      II    III     IV     V       I      II    III     IV     V
                                 ----   ----   ----   ----   ----    ----   ----   ----   ----   ----
Initial Percentage ...........    100    100    100    100    100     100    100    100    100    100
January 2007 .................     99     59     46     33     20     100    100    100    100    100
January 2008 .................     97     25      5      0      0     100    100    100     57      5
January 2009 .................     96      0      0      0      0     100     96     23      0      0
January 2010 .................     95      0      0      0      0     100     61     21      0      0
January 2011 .................     93      0      0      0      0     100     33      0      0      0
January 2012 .................     92      0      0      0      0     100     10      0      0      0
January 2013 .................     90      0      0      0      0     100      0      0      0      0
January 2014 .................     88      0      0      0      0     100      0      0      0      0
January 2015 .................     85      0      0      0      0     100      0      0      0      0
January 2016 .................     83      0      0      0      0     100      0      0      0      0
January 2017 .................     80      0      0      0      0     100      0      0      0      0
January 2018 .................     76      0      0      0      0     100      0      0      0      0
January 2019 .................     73      0      0      0      0     100      0      0      0      0
January 2020 .................     69      0      0      0      0     100      0      0      0      0
January 2021 .................     58      0      0      0      0     100      0      0      0      0
January 2022 .................     53      0      0      0      0     100      0      0      0      0
January 2023 .................     48      0      0      0      0     100      0      0      0      0
January 2024 .................     42      0      0      0      0     100      0      0      0      0
January 2025 .................     36      0      0      0      0     100      0      0      0      0
January 2026 .................     29      0      0      0      0     100      0      0      0      0
January 2027 .................     21      0      0      0      0     100      0      0      0      0
January 2028 .................     13      0      0      0      0     100      0      0      0      0
January 2029 .................      3      0      0      0      0     100      0      0      0      0
January 2030 .................      0      0      0      0      0      85      0      0      0      0
January 2031 .................      0      0      0      0      0      65      0      0      0      0
January 2032 .................      0      0      0      0      0      43      0      0      0      0
January 2033 .................      0      0      0      0      0      19      0      0      0      0
January 2034 .................      0      0      0      0      0       0      0      0      0      0
January 2035 .................      0      0      0      0      0       0      0      0      0      0
January 2036 .................      0      0      0      0      0       0      0      0      0      0
Weighted Average Life to
Maturity (years)(2) ..........  15.71   1.36   1.00   0.79   0.64   25.66   4.51   3.00   2.12   1.70
Weighted Average Life to Call
(years)(2)(3) ................  15.71   1.36   1.00   0.79   0.64   25.66   4.51   3.00   2.12   1.70

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                             Class A-2c                         Class M-1
    DISTRIBUTION DATE                   PREPAYMENT SCENARIO                PREPAYMENT SCENARIO
------------------------------   --------------------------------    --------------------------------
                                  I      II    III     IV     V       I      II    III     IV     V
                                 ----   ----   ----   ----   ----    ----   ----   ----   ----   ----
Initial Percentage ...........    100    100    100    100    100     100    100    100    100    100
January 2007 .................    100    100    100    100    100     100    100    100    100    100
January 2008 .................    100    100    100    100    100     100    100    100    100    100
January 2009 .................    100    100    100     50      0     100    100    100    100     97
January 2010 .................    100    100    100     50      0     100     79     56    100     97
January 2011 .................    100    100     93     50      0     100     63     40     52     97
January 2012 .................    100    100     68     39      0     100     49     29     16     74
January 2013 .................    100     90     49     26      0     100     39     21     11     44
January 2014 .................    100     71     36     17      0     100     31     15      7     26
January 2015 .................    100     56     26     12      0     100     24     11      5     12
January 2016 .................    100     44     19      8      0     100     19      8      3      2
January 2017 .................    100     35     14      5      0     100     15      6      0      0
January 2018 .................    100     27     10      2      0     100     12      4      0      0
January 2019 .................    100     21      7      0      0     100      9      3      0      0
January 2020 .................    100     17      5      0      0     100      7      0      0      0
January 2021 .................    100     12      2      0      0     100      5      0      0      0
January 2022 .................    100     10      0      0      0     100      4      0      0      0
January 2023 .................    100      7      0      0      0     100      3      0      0      0
January 2024 .................    100      6      0      0      0     100      1      0      0      0
January 2025 .................    100      4      0      0      0     100      0      0      0      0
January 2026 .................    100      2      0      0      0     100      0      0      0      0
January 2027 .................    100      0      0      0      0     100      0      0      0      0
January 2028 .................    100      0      0      0      0     100      0      0      0      0
January 2029 .................    100      0      0      0      0     100      0      0      0      0
January 2030 .................    100      0      0      0      0      94      0      0      0      0
January 2031 .................    100      0      0      0      0      82      0      0      0      0
January 2032 .................    100      0      0      0      0      69      0      0      0      0
January 2033 .................    100      0      0      0      0      54      0      0      0      0
January 2034 .................     89      0      0      0      0      38      0      0      0      0
January 2035 .................     48      0      0      0      0      19      0      0      0      0
January 2036 .................      0      0      0      0      0       0      0      0      0      0
Weighted Average Life to
Maturity (years)(2) ..........  28.93   10.58  7.83   5.26   2.45   27.10   7.12   5.59   5.51   7.04
Weighted Average Life to Call
(years)(2)(3) ................  28.69   8.86   6.47   4.19   2.45   27.01   6.43   5.05   5.09   4.44

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                               Class M-2                           Class M-3
    DISTRIBUTION DATE                     PREPAYMENT SCENARIO                 PREPAYMENT SCENARIO
-------------------------------    --------------------------------    --------------------------------
                                    I      II    III     IV     V       I      II    III     IV     V
                                   ----   ----   ----   ----   ----    ----   ----   ----   ----   ----
Initial Percentage ............     100    100    100    100    100     100    100    100    100    100
January 2007 ..................     100    100    100    100    100     100    100    100    100    100
January 2008 ..................     100    100    100    100    100     100    100    100    100    100
January 2009 ..................     100    100    100    100    100     100    100    100    100    100
January 2010 ..................     100     79     56    100    100     100     79     56     44    100
January 2011 ..................     100     63     40     25     45     100     63     40     25     15
January 2012 ..................     100     49     29     16      9     100     49     29     16      9
January 2013 ..................     100     39     21     11      5     100     39     21     11      5
January 2014 ..................     100     31     15      7      3     100     31     15      7      0
January 2015 ..................     100     24     11      5      0     100     24     11      5      0
January 2016 ..................     100     19      8      3      0     100     19      8      0      0
January 2017 ..................     100     15      6      0      0     100     15      6      0      0
January 2018 ..................     100     12      4      0      0     100     12      4      0      0
January 2019 ..................     100      9      2      0      0     100      9      0      0      0
January 2020 ..................     100      7      0      0      0     100      7      0      0      0
January 2021 ..................     100      5      0      0      0     100      5      0      0      0
January 2022 ..................     100      4      0      0      0     100      4      0      0      0
January 2023 ..................     100      3      0      0      0     100      0      0      0      0
January 2024 ..................     100      0      0      0      0     100      0      0      0      0
January 2025 ..................     100      0      0      0      0     100      0      0      0      0
January 2026 ..................     100      0      0      0      0     100      0      0      0      0
January 2027 ..................     100      0      0      0      0     100      0      0      0      0
January 2028 ..................     100      0      0      0      0     100      0      0      0      0
January 2029 ..................     100      0      0      0      0     100      0      0      0      0
January 2030 ..................      94      0      0      0      0      94      0      0      0      0
January 2031 ..................      82      0      0      0      0      82      0      0      0      0
January 2032 ..................      69      0      0      0      0      69      0      0      0      0
January 2033 ..................      54      0      0      0      0      54      0      0      0      0
January 2034 ..................      38      0      0      0      0      38      0      0      0      0
January 2035 ..................      19      0      0      0      0      19      0      0      0      0
January 2036 ..................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to
Maturity (years)(2) ...........   27.10   7.10   5.49   5.04   5.16   27.10   7.08   5.43   4.81   4.60
Weighted Average  Life to Call
(years)(2)(3) .................   27.01   6.43   4.96   4.63   4.50   27.01   6.43   4.91   4.42   4.29

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                              Class M-4                           Class M-5
    DISTRIBUTION DATE                    PREPAYMENT SCENARIO                 PREPAYMENT SCENARIO
-------------------------------    --------------------------------    --------------------------------
                                    I      II    III     IV     V       I      II    III     IV     V
                                   ----   ----   ----   ----   ----    ----   ----   ----   ----   ----
Initial Percentage ............     100    100    100    100    100     100    100    100    100    100
January 2007 ..................     100    100    100    100    100     100    100    100    100    100
January 2008 ..................     100    100    100    100    100     100    100    100    100    100
January 2009 ..................     100    100    100    100    100     100    100    100    100    100
January 2010 ..................     100     79     56     38     28     100     79     56     38     25
January 2011 ..................     100     63     40     25     15     100     63     40     25     15
January 2012 ..................     100     49     29     16      9     100     49     29     16      9
January 2013 ..................     100     39     21     11      5     100     39     21     11      5
January 2014 ..................     100     31     15      7      0     100     31     15      7      0
January 2015 ..................     100     24     11      5      0     100     24     11      4      0
January 2016 ..................     100     19      8      0      0     100     19      8      0      0
January 2017 ..................     100     15      6      0      0     100     15      6      0      0
January 2018 ..................     100     12      4      0      0     100     12      0      0      0
January 2019 ..................     100      9      0      0      0     100      9      0      0      0
January 2020 ..................     100      7      0      0      0     100      7      0      0      0
January 2021 ..................     100      5      0      0      0     100      5      0      0      0
January 2022 ..................     100      3      0      0      0     100      0      0      0      0
January 2023 ..................     100      0      0      0      0     100      0      0      0      0
January 2024 ..................     100      0      0      0      0     100      0      0      0      0
January 2025 ..................     100      0      0      0      0     100      0      0      0      0
January 2026 ..................     100      0      0      0      0     100      0      0      0      0
January 2027 ..................     100      0      0      0      0     100      0      0      0      0
January 2028 ..................     100      0      0      0      0     100      0      0      0      0
January 2029 ..................     100      0      0      0      0     100      0      0      0      0
January 2030 ..................      94      0      0      0      0      94      0      0      0      0
January 2031 ..................      82      0      0      0      0      82      0      0      0      0
January 2032 ..................      69      0      0      0      0      69      0      0      0      0
January 2033 ..................      54      0      0      0      0      54      0      0      0      0
January 2034 ..................      38      0      0      0      0      38      0      0      0      0
January 2035 ..................      19      0      0      0      0      19      0      0      0      0
January 2036 ..................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to
Maturity (years)(2) ...........   27.10   7.07   5.39   4.69   4.35   27.10   7.04   5.36   4.60   4.18
Weighted Average Life to Call
(years)(2)(3) .................   27.01   6.43   4.89   4.31   4.05   27.01   6.43   4.87   4.23   3.88

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                              Class M-6                           Class B-1
     DISTRIBUTION DATE                   PREPAYMENT SCENARIO                 PREPAYMENT SCENARIO
-------------------------------    --------------------------------    --------------------------------
                                    I      II    III     IV     V       I      II    III     IV     V
                                   ----   ----   ----   ----   ----    ----   ----   ----   ----   ----
Initial Percentage ............     100    100    100    100    100     100    100    100    100    100
January 2007 ..................     100    100    100    100    100     100    100    100    100    100
January 2008 ..................     100    100    100    100    100     100    100    100    100    100
January 2009 ..................     100    100    100    100    100     100    100    100    100    100
January 2010 ..................     100     79     56     38     25     100     79     56     38     25
January 2011 ..................     100     63     40     25     15     100     63     40     25     15
January 2012 ..................     100     49     29     16      9     100     49     29     16      9
January 2013 ..................     100     39     21     11      3     100     39     21     11      0
January 2014 ..................     100     31     15      7      0     100     31     15      7      0
January 2015 ..................     100     24     11      0      0     100     24     11      0      0
January 2016 ..................     100     19      8      0      0     100     19      8      0      0
January 2017 ..................     100     15      6      0      0     100     15      1      0      0
January 2018 ..................     100     12      0      0      0     100     12      0      0      0
January 2019 ..................     100      9      0      0      0     100      9      0      0      0
January 2020 ..................     100      7      0      0      0     100      7      0      0      0
January 2021 ..................     100      3      0      0      0     100      0      0      0      0
January 2022 ..................     100      0      0      0      0     100      0      0      0      0
January 2023 ..................     100      0      0      0      0     100      0      0      0      0
January 2024 ..................     100      0      0      0      0     100      0      0      0      0
January 2025 ..................     100      0      0      0      0     100      0      0      0      0
January 2026 ..................     100      0      0      0      0     100      0      0      0      0
January 2027 ..................     100      0      0      0      0     100      0      0      0      0
January 2028 ..................     100      0      0      0      0     100      0      0      0      0
January 2029 ..................     100      0      0      0      0     100      0      0      0      0
January 2030 ..................      94      0      0      0      0      94      0      0      0      0
January 2031 ..................      82      0      0      0      0      82      0      0      0      0
January 2032 ..................      69      0      0      0      0      69      0      0      0      0
January 2033 ..................      54      0      0      0      0      54      0      0      0      0
January 2034 ..................      38      0      0      0      0      38      0      0      0      0
January 2035 ..................      19      0      0      0      0      19      0      0      0      0
January 2036 ..................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to
Maturity (years)(2) ...........   27.10   7.01   5.31   4.52   4.05   27.10   6.99   5.28   4.45   3.94
Weighted Average Life to Call
(years)(2)(3) .................   27.01   6.43   4.85   4.17   3.77   27.01   6.43   4.84   4.12   3.68

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)


                                              Class B-2                           Class B-3
    DISTRIBUTION DATE                    PREPAYMENT SCENARIO                 PREPAYMENT SCENARIO
-------------------------------    --------------------------------    --------------------------------
                                    I      II    III     IV     V       I      II    III     IV     V
                                   ----   ----   ----   ----   ----    ----   ----   ----   ----   ----
Initial Percentage ............     100    100    100    100    100     100    100    100    100    100
January 2007 ..................     100    100    100    100    100     100    100    100    100    100
January 2008 ..................     100    100    100    100    100     100    100    100    100    100
January 2009 ..................     100    100    100    100    100     100    100    100    100    100
January 2010 ..................     100     79     56     38     25     100     79     56     38     25
January 2011 ..................     100     63     40     25     15     100     63     40     25     15
January 2012 ..................     100     49     29     16      9     100     49     29     16      3
January 2013 ..................     100     39     21     11      0     100     39     21     11      0
January 2014 ..................     100     31     15      3      0     100     31     15      0      0
January 2015 ..................     100     24     11      0      0     100     24     11      0      0
January 2016 ..................     100     19      7      0      0     100     19      0      0      0
January 2017 ..................     100     15      0      0      0     100     15      0      0      0
January 2018 ..................     100     12      0      0      0     100     12      0      0      0
January 2019 ..................     100      9      0      0      0     100      5      0      0      0
January 2020 ..................     100      3      0      0      0     100      0      0      0      0
January 2021 ..................     100      0      0      0      0     100      0      0      0      0
January 2022 ..................     100      0      0      0      0     100      0      0      0      0
January 2023 ..................     100      0      0      0      0     100      0      0      0      0
January 2024 ..................     100      0      0      0      0     100      0      0      0      0
January 2025 ..................     100      0      0      0      0     100      0      0      0      0
January 2026 ..................     100      0      0      0      0     100      0      0      0      0
January 2027 ..................     100      0      0      0      0     100      0      0      0      0
January 2028 ..................     100      0      0      0      0     100      0      0      0      0
January 2029 ..................     100      0      0      0      0     100      0      0      0      0
January 2030 ..................      94      0      0      0      0      94      0      0      0      0
January 2031 ..................      82      0      0      0      0      82      0      0      0      0
January 2032 ..................      69      0      0      0      0      69      0      0      0      0
January 2033 ..................      54      0      0      0      0      54      0      0      0      0
January 2034 ..................      38      0      0      0      0      38      0      0      0      0
January 2035 ..................      19      0      0      0      0      19      0      0      0      0
January 2036 ..................       0      0      0      0      0       0      0      0      0      0
Weighted Average Life to
Maturity (years)(2) ...........   27.10   6.94   5.22   4.38   3.84   27.09   6.87   5.17   4.30   3.75
Weighted Average Life to Call
(years)(2)(3) .................   27.01   6.43   4.82   4.08   3.61   27.01   6.43   4.82   4.04   3.55

-------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of a certificate of any class is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and
      (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% optional clean-up call on the earliest possible date.

Hypothetical Available Funds and Supplemental Interest Rate Cap Table

   Assuming that prepayments on the mortgage loans occur at 100% of the applicable fixed rate or adjustable rate prepayment assumption (i.e., Scenario
III), that no losses are experienced with respect to the mortgage loans and that One-Month LIBOR and the Loan Index each remain constant at 20% and that the 10% optional clean-up call is not exercised, the following table indicates the Available Funds and Supplemental Interest Rate Cap that would result for indicated distribution dates under an assumed hypothetical scenario. It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the applicable prepayment assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                         Schedule of Available Funds and
              Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

                       Class A-2a   Class A-2b   Class A-2c   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Closing Date                   --           --           --           --           --           --           --           --
2/25/2006                   20.08        20.22        20.32        20.44        20.46        20.48        20.62        20.65
3/25/2006                   20.08        20.22        20.32        20.44        20.46        20.48        20.62        20.65
4/25/2006                   20.08        20.22        20.32        20.44        20.46        20.48        20.62        20.65
5/25/2006                   20.08        20.22        20.32        20.44        20.46        20.48        20.62        20.65
6/25/2006                   20.08        20.22        20.32        20.44        20.46        20.48        20.62        20.65
7/25/2006                   20.08        20.22        20.32        20.44        20.46        20.48        20.62        20.65
8/25/2006                   20.08        20.22        20.32        20.44        20.46        20.48        20.62        20.65
9/25/2006                   20.08        20.22        20.32        20.44        20.46        20.48        20.62        20.65
10/25/2006                  20.08        20.22        20.32        20.44        20.46        20.48        20.62        20.65
11/25/2006                  20.08        20.22        20.32        20.11        20.12        20.13        20.20        20.21
12/25/2006                  20.08        20.22        20.30        19.89        19.90        19.91        19.95        19.96
1/25/2007                   20.01        20.01        20.01        19.40        19.40        19.40        19.40        19.40
2/25/2007                   19.85        19.85        19.85        19.21        19.21        19.21        19.21        19.21
3/25/2007                   20.07        20.07        20.07        19.34        19.34        19.34        19.34        19.34
4/25/2007                   19.54        19.54        19.54        18.84        18.84        18.84        18.84        18.84
5/25/2007                   19.51        19.51        19.51        18.76        18.76        18.76        18.76        18.76
6/25/2007                   19.24        19.24        19.24        18.49        18.49        18.49        18.49        18.49
7/25/2007                   19.23        19.23        19.23        18.42        18.42        18.42        18.42        18.42
8/25/2007                   18.97        18.97        18.97        18.15        18.15        18.15        18.15        18.15
9/25/2007                   18.74        18.74        18.74        17.87        17.87        17.87        17.87        17.87
10/25/2007                  16.44        16.44        16.44        15.36        15.36        15.36        15.36        15.36
11/25/2007                  13.34        13.34        13.34        12.20        12.20        12.20        12.20        12.20
12/25/2007                  13.63        13.63        13.63        12.40        12.40        12.40        12.40        12.40
1/25/2008                   13.37        13.37        13.37        12.12        12.12        12.12        12.12        12.12
2/25/2008                   13.40        13.40        13.40        12.08        12.08        12.08        12.08        12.08
3/25/2008                   14.02        14.02        14.02        12.54        12.54        12.54        12.54        12.54
4/25/2008                      --        13.95        13.95        12.40        12.40        12.40        12.40        12.40
5/25/2008                      --        14.71        14.71        12.97        12.97        12.97        12.97        12.97
6/25/2008                      --        14.44        14.44        12.67        12.67        12.67        12.67        12.67
7/25/2008                      --        14.82        14.82        12.90        12.90        12.90        12.90        12.90
8/25/2008                      --        14.58        14.58        12.61        12.61        12.61        12.61        12.61
9/25/2008                      --        14.36        14.36        12.26        12.26        12.26        12.26        12.26


                       Class M-6    Class B-1    Class B-2    Class B-3
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------
Closing Date                   --           --           --           --
2/25/2006                   20.73        21.60        22.00        22.30
3/25/2006                   20.73        21.60        22.00        22.30
4/25/2006                   20.73        21.60        22.00        22.30
5/25/2006                   20.73        21.60        22.00        22.30
6/25/2006                   20.73        21.60        22.00        22.30
7/25/2006                   20.73        21.60        22.00        22.30
8/25/2006                   20.73        21.60        22.00        22.30
9/25/2006                   20.73        21.60        22.00        22.30
10/25/2006                  20.73        21.60        22.00        22.30
11/25/2006                  20.25        20.68        20.88        21.02
12/25/2006                  19.98        20.23        20.35        20.44
1/25/2007                   19.40        19.40        19.40        19.40
2/25/2007                   19.21        19.21        19.21        19.21
3/25/2007                   19.34        19.34        19.34        19.34
4/25/2007                   18.84        18.84        18.84        18.84
5/25/2007                   18.76        18.76        18.76        18.76
6/25/2007                   18.49        18.49        18.49        18.49
7/25/2007                   18.42        18.42        18.42        18.42
8/25/2007                   18.15        18.15        18.15        18.15
9/25/2007                   17.87        17.87        17.87        17.87
10/25/2007                  15.36        15.36        15.36        15.36
11/25/2007                  12.20        12.20        12.20        12.20
12/25/2007                  12.40        12.40        12.40        12.40
1/25/2008                   12.12        12.12        12.12        12.12
2/25/2008                   12.08        12.08        12.08        12.08
3/25/2008                   12.54        12.54        12.54        12.54
4/25/2008                   12.40        12.40        12.40        12.40
5/25/2008                   12.97        12.97        12.97        12.97
6/25/2008                   12.67        12.67        12.67        12.67
7/25/2008                   12.90        12.90        12.90        12.90
8/25/2008                   12.61        12.61        12.61        12.61
9/25/2008                   12.26        12.26        12.26        12.26

                       Class A-2a   Class A-2b   Class A-2c   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
10/25/2008                     --        14.81        14.81        12.32        12.32        12.32        12.32        12.32
11/25/2008                     --        14.61        14.61        11.94        11.94        11.94        11.94        11.94
12/25/2008                     --        15.18        15.18        12.26        12.26        12.26        12.26        12.26
1/25/2009                      --        14.95        14.95        11.93        11.93        11.93        11.93        11.93
2/25/2009                      --        91.89        91.89        11.93        11.93        11.93        11.93        11.93
3/25/2009                      --        43.82        43.82        13.01        13.01        13.01        13.01        13.01
4/25/2009                      --        22.07        22.07        12.38        12.38        12.38        12.38        12.38
5/25/2009                      --        22.95        22.95        13.14        13.14        13.14        13.14        13.14
6/25/2009                      --        22.01        22.01        12.77        12.77        12.77        12.77        12.77
7/25/2009                      --        22.41        22.41        13.11        13.11        13.11        13.11        13.11
8/25/2009                      --        21.51        21.51        12.75        12.75        12.75        12.75        12.75
9/25/2009                      --        21.35        21.35        12.83        12.83        12.83        12.83        12.83
10/25/2009                     --        21.93        21.93        13.30        13.30        13.30        13.30        13.30
11/25/2009                     --        21.16        21.16        13.01        13.01        13.01        13.01        13.01
12/25/2009                     --        21.56        21.56        13.36        13.36        13.36        13.36        13.36
1/25/2010                      --        20.70        20.70        12.98        12.98        12.98        12.98        12.98
2/25/2010                      --        20.65        20.65        12.97        12.97        12.97        12.97        12.97
3/25/2010                      --        22.72        22.72        14.23        14.23        14.23        14.23        14.23
4/25/2010                      --        20.79        20.79        13.09        13.09        13.09        13.09        13.09
5/25/2010                      --        21.48        21.48        13.51        13.51        13.51        13.51        13.51
6/25/2010                      --        20.83        20.83        13.12        13.12        13.12        13.12        13.12
7/25/2010                      --        21.44        21.44        13.48        13.48        13.48        13.48        13.48
8/25/2010                      --        19.34        19.34        11.63        11.63        11.63        11.63        11.63
9/25/2010                      --        19.37        19.37        11.66        11.66        11.66        11.66        11.66
10/25/2010                     --        20.04        20.04        12.06        12.06        12.06        12.06        12.06
11/25/2010                     --        19.42        19.42        11.68        11.68        11.68        11.68        11.68
12/25/2010                     --           --        20.07        12.06        12.06        12.06        12.06        12.06
1/25/2011                      --           --        19.41        11.67        11.67        11.67        11.67        11.67
2/25/2011                      --           --        19.41        11.67        11.67        11.67        11.67        11.67
3/25/2011                      --           --        21.48        12.91        12.91        12.91        12.91        12.91
4/25/2011                      --           --        19.40        11.66        11.66        11.66        11.66        11.66
5/25/2011                      --           --        20.06        12.05        12.05        12.05        12.05        12.05
6/25/2011                      --           --        19.40        11.66        11.66        11.66        11.66        11.66
7/25/2011                      --           --        20.05        12.04        12.04        12.04        12.04        12.04
8/25/2011                      --           --        19.40        11.65        11.65        11.65        11.65        11.65
9/25/2011                      --           --        19.39        11.65        11.65        11.65        11.65        11.65
10/25/2011                     --           --        20.04        12.03        12.03        12.03        12.03        12.03


                       Class M-6    Class B-1    Class B-2    Class B-3
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------
10/25/2008                  12.32        12.32        12.32        12.32
11/25/2008                  11.94        11.94        11.94        11.94
12/25/2008                  12.26        12.26        12.26        12.26
1/25/2009                   11.93        11.93        11.93        11.93
2/25/2009                   11.93        11.93        11.93        11.93
3/25/2009                   13.01        13.01        13.01        13.01
4/25/2009                   12.38        12.38        12.38        12.38
5/25/2009                   13.14        13.14        13.14        13.14
6/25/2009                   12.77        12.77        12.77        12.77
7/25/2009                   13.11        13.11        13.11        13.11
8/25/2009                   12.75        12.75        12.75        12.75
9/25/2009                   12.83        12.83        12.83        12.83
10/25/2009                  13.30        13.30        13.30        13.30
11/25/2009                  13.01        13.01        13.01        13.01
12/25/2009                  13.36        13.36        13.36        13.36
1/25/2010                   12.98        12.98        12.98        12.98
2/25/2010                   12.97        12.97        12.97        12.97
3/25/2010                   14.23        14.23        14.23        14.23
4/25/2010                   13.09        13.09        13.09        13.09
5/25/2010                   13.51        13.51        13.51        13.51
6/25/2010                   13.12        13.12        13.12        13.12
7/25/2010                   13.48        13.48        13.48        13.48
8/25/2010                   11.63        11.63        11.63        11.63
9/25/2010                   11.66        11.66        11.66        11.66
10/25/2010                  12.06        12.06        12.06        12.06
11/25/2010                  11.68        11.68        11.68        11.68
12/25/2010                  12.06        12.06        12.06        12.06
1/25/2011                   11.67        11.67        11.67        11.67
2/25/2011                   11.67        11.67        11.67        11.67
3/25/2011                   12.91        12.91        12.91        12.91
4/25/2011                   11.66        11.66        11.66        11.66
5/25/2011                   12.05        12.05        12.05        12.05
6/25/2011                   11.66        11.66        11.66        11.66
7/25/2011                   12.04        12.04        12.04        12.04
8/25/2011                   11.65        11.65        11.65        11.65
9/25/2011                   11.65        11.65        11.65        11.65
10/25/2011                  12.03        12.03        12.03        12.03

                       Class A-2a   Class A-2b   Class A-2c   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
11/25/2011                     --           --        19.39        11.65        11.65        11.65        11.65        11.65
12/25/2011                     --           --        20.04        12.03        12.03        12.03        12.03        12.03
1/25/2012                      --           --        19.39        11.64        11.64        11.64        11.64        11.64
2/25/2012                      --           --        19.38        11.63        11.63        11.63        11.63        11.63
3/25/2012                      --           --        20.71        12.43        12.43        12.43        12.43        12.43
4/25/2012                      --           --        19.38        11.63        11.63        11.63        11.63        11.63
5/25/2012                      --           --        20.02        12.02        12.02        12.02        12.02        12.02
6/25/2012                      --           --        19.37        11.62        11.62        11.62        11.62        11.62
7/25/2012                      --           --        20.02        12.01        12.01        12.01        12.01        12.01
8/25/2012                      --           --        19.37        11.62        11.62        11.62        11.62        11.62
9/25/2012                      --           --        19.36        11.61        11.61        11.61        11.61        11.61
10/25/2012                     --           --        20.00        12.00        12.00        12.00        12.00        12.00
11/25/2012                     --           --        19.35        11.60        11.60        11.60        11.60        11.60
12/25/2012                     --           --        20.00        11.99        11.99        11.99        11.99        11.99
1/25/2013                      --           --        19.35        11.60        11.60        11.60        11.60        11.60
2/25/2013                      --           --        19.34        11.59        11.59        11.59        11.59        11.59
3/25/2013                      --           --        21.41        12.83        12.83        12.83        12.83        12.83
4/25/2013                      --           --        19.33        11.58        11.58        11.58        11.58        11.58
5/25/2013                      --           --        19.97        11.96        11.96        11.96        11.96        11.96
6/25/2013                      --           --        19.32        11.57        11.57        11.57        11.57        11.57
7/25/2013                      --           --        19.96        11.95        11.95        11.95        11.95        11.95
8/25/2013                      --           --        19.31        11.56        11.56        11.56        11.56        11.56
9/25/2013                      --           --        19.31        11.56        11.56        11.56        11.56        11.56
10/25/2013                     --           --        19.95        11.94        11.94        11.94        11.94        11.94
11/25/2013                     --           --        19.30        11.55        11.55        11.55        11.55        11.55
12/25/2013                     --           --        19.94        11.93        11.93        11.93        11.93        11.93
1/25/2014                      --           --        19.29        11.54        11.54        11.54        11.54        11.54
2/25/2014                      --           --        19.29        11.54        11.54        11.54        11.54        11.54
3/25/2014                      --           --        21.35        12.77        12.77        12.77        12.77        12.77
4/25/2014                      --           --        19.28        11.53        11.53        11.53        11.53        11.53
5/25/2014                      --           --        19.92        11.91        11.91        11.91        11.91        11.91
6/25/2014                      --           --        19.27        11.52        11.52        11.52        11.52        11.52
7/25/2014                      --           --        19.91        11.90        11.90        11.90        11.90        11.90
8/25/2014                      --           --        19.26        11.51        11.51        11.51        11.51        11.51
9/25/2014                      --           --        19.26        11.51        11.51        11.51        11.51        11.51
10/25/2014                     --           --        19.90        11.89        11.89        11.89        11.89        11.89
11/25/2014                     --           --        19.25        11.50        11.50        11.50        11.50        11.50


                       Class M-6    Class B-1    Class B-2    Class B-3
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------
11/25/2011                  11.65        11.65        11.65        11.65
12/25/2011                  12.03        12.03        12.03        12.03
1/25/2012                   11.64        11.64        11.64        11.64
2/25/2012                   11.63        11.63        11.63        11.63
3/25/2012                   12.43        12.43        12.43        12.43
4/25/2012                   11.63        11.63        11.63        11.63
5/25/2012                   12.02        12.02        12.02        12.02
6/25/2012                   11.62        11.62        11.62        11.62
7/25/2012                   12.01        12.01        12.01        12.01
8/25/2012                   11.62        11.62        11.62        11.62
9/25/2012                   11.61        11.61        11.61        11.61
10/25/2012                  12.00        12.00        12.00        12.00
11/25/2012                  11.60        11.60        11.60        11.60
12/25/2012                  11.99        11.99        11.99        11.99
1/25/2013                   11.60        11.60        11.60        11.60
2/25/2013                   11.59        11.59        11.59        11.59
3/25/2013                   12.83        12.83        12.83        12.83
4/25/2013                   11.58        11.58        11.58        11.58
5/25/2013                   11.96        11.96        11.96        11.96
6/25/2013                   11.57        11.57        11.57        11.57
7/25/2013                   11.95        11.95        11.95        11.95
8/25/2013                   11.56        11.56        11.56        11.56
9/25/2013                   11.56        11.56        11.56        11.56
10/25/2013                  11.94        11.94        11.94        11.94
11/25/2013                  11.55        11.55        11.55        11.55
12/25/2013                  11.93        11.93        11.93        11.93
1/25/2014                   11.54        11.54        11.54        11.54
2/25/2014                   11.54        11.54        11.54        11.54
3/25/2014                   12.77        12.77        12.77        12.77
4/25/2014                   11.53        11.53        11.53        11.53
5/25/2014                   11.91        11.91        11.91        11.91
6/25/2014                   11.52        11.52        11.52        11.52
7/25/2014                   11.90        11.90        11.90        11.90
8/25/2014                   11.51        11.51        11.51        11.51
9/25/2014                   11.51        11.51        11.51        11.51
10/25/2014                  11.89        11.89        11.89        11.89
11/25/2014                  11.50        11.50        11.50        11.50

                       Class A-2a   Class A-2b   Class A-2c   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
12/25/2014                     --           --        19.89        11.88        11.88        11.88        11.88        11.88
1/25/2015                      --           --        19.24        11.49        11.49        11.49        11.49        11.49
2/25/2015                      --           --        19.24        11.48        11.48        11.48        11.48        11.48
3/25/2015                      --           --        21.29        12.71        12.71        12.71        12.71        12.71
4/25/2015                      --           --        19.23        11.48        11.48        11.48        11.48        11.48
5/25/2015                      --           --        17.96        11.85        11.85        11.85        11.85        11.85
6/25/2015                      --           --        13.56        11.47        11.47        11.47        11.47        11.47
7/25/2015                      --           --        14.07        11.84        11.84        11.84        11.84        11.84
8/25/2015                      --           --        13.67        11.46        11.46        11.46        11.46        11.46
9/25/2015                      --           --        13.73        11.45        11.45        11.45        11.45        11.45
10/25/2015                     --           --        14.24        11.83        11.83        11.83        11.83        11.83
11/25/2015                     --           --        13.84        11.44        11.44        11.44        11.44        11.44
12/25/2015                     --           --        14.37        11.82        11.82        11.82        11.82        11.82
1/25/2016                      --           --        13.97        11.44        11.44        11.44        11.44        11.44
2/25/2016                      --           --        14.03        11.43        11.43        11.43        11.43        11.43
3/25/2016                      --           --        15.07        12.21        12.21        12.21        12.21        12.21
4/25/2016                      --           --        14.16        11.42        11.42        11.42        11.42        11.42
5/25/2016                      --           --        14.71        11.80        11.80        11.80        11.80        11.80
6/25/2016                      --           --        14.31        11.41        11.41        11.41        11.41        11.41
7/25/2016                      --           --        14.86        11.79        11.79        11.79        11.79        11.79
8/25/2016                      --           --        14.46        11.40        11.40        11.40        11.40        11.40
9/25/2016                      --           --        14.54        11.40        11.40        11.40        11.40        11.40
10/25/2016                     --           --        15.11        11.77        11.77        11.77        11.77        11.77
11/25/2016                     --           --        14.70        11.39        11.39        11.39        11.39        11.39
12/25/2016                     --           --        15.28        11.77        11.77        11.77        11.77        11.77
1/25/2017                      --           --        14.88        11.38        11.38        11.38        11.38        11.38
2/25/2017                      --           --        14.97        11.38        11.38        11.38        11.38        11.38
3/25/2017                      --           --        16.67        12.59        12.59        12.59        12.59        12.59
4/25/2017                      --           --        15.16        11.37        11.37        11.37        11.37        11.37
5/25/2017                      --           --        15.76        11.74        11.74        11.74        11.74        11.74
6/25/2017                      --           --        15.36        11.36        11.36        11.36        11.36        11.36
7/25/2017                      --           --        15.98        11.73        11.73        11.73        11.73        11.73
8/25/2017                      --           --        15.57        11.35        11.35        11.35        11.35        11.35
9/25/2017                      --           --        15.68        11.35        11.35        11.35        11.35        11.35
10/25/2017                     --           --        16.32        11.72        11.72        11.72        11.72        11.72
11/25/2017                     --           --        15.91        11.34        11.34        11.34        11.34        11.34
12/25/2017                     --           --        16.57        11.71        11.71        11.71        11.71        11.71


                       Class M-6    Class B-1    Class B-2    Class B-3
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------
12/25/2014                  11.88        11.88        11.88        11.88
1/25/2015                   11.49        11.49        11.49        11.49
2/25/2015                   11.48        11.48        11.48        11.48
3/25/2015                   12.71        12.71        12.71        12.71
4/25/2015                   11.48        11.48        11.48        11.48
5/25/2015                   11.85        11.85        11.85        11.85
6/25/2015                   11.47        11.47        11.47        11.47
7/25/2015                   11.84        11.84        11.84        11.84
8/25/2015                   11.46        11.46        11.46        11.46
9/25/2015                   11.45        11.45        11.45        11.45
10/25/2015                  11.83        11.83        11.83        11.83
11/25/2015                  11.44        11.44        11.44        11.44
12/25/2015                  11.82        11.82        11.82        11.82
1/25/2016                   11.44        11.44        11.44        11.44
2/25/2016                   11.43        11.43        11.43           --
3/25/2016                   12.21        12.21        12.21           --
4/25/2016                   11.42        11.42        11.42           --
5/25/2016                   11.80        11.80        11.80           --
6/25/2016                   11.41        11.41        11.41           --
7/25/2016                   11.79        11.79        11.79           --
8/25/2016                   11.40        11.40        11.40           --
9/25/2016                   11.40        11.40        11.40           --
10/25/2016                  11.77        11.77           --           --
11/25/2016                  11.39        11.39           --           --
12/25/2016                  11.77        11.77           --           --
1/25/2017                   11.38        11.38           --           --
2/25/2017                   11.38        11.38           --           --
3/25/2017                   12.59        12.59           --           --
4/25/2017                   11.37           --           --           --
5/25/2017                   11.74           --           --           --
6/25/2017                   11.36           --           --           --
7/25/2017                   11.73           --           --           --
8/25/2017                   11.35           --           --           --
9/25/2017                   11.35           --           --           --
10/25/2017                     --           --           --           --
11/25/2017                     --           --           --           --
12/25/2017                     --           --           --           --

                       Class A-2a   Class A-2b   Class A-2c   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
1/25/2018                      --           --        16.16        11.33        11.33        11.33        11.33        11.33
2/25/2018                      --           --        16.29        11.32        11.32        11.32        11.32        11.32
3/25/2018                      --           --        18.18        12.53        12.53        12.53        12.53           --
4/25/2018                      --           --        16.55        11.31        11.31        11.31        11.31           --
5/25/2018                      --           --        17.25        11.69        11.69        11.69        11.69           --
6/25/2018                      --           --        16.83        11.30        11.30        11.30        11.30           --
7/25/2018                      --           --        17.55        11.68        11.68        11.68        11.68           --
8/25/2018                      --           --        17.13        11.30        11.30        11.30           --           --
9/25/2018                      --           --        17.29        11.29        11.29        11.29           --           --
10/25/2018                     --           --        18.03        11.66        11.66        11.66           --           --
11/25/2018                     --           --        17.61        11.28        11.28        11.28           --           --
12/25/2018                     --           --        18.38        11.65        11.65        11.65           --           --
1/25/2019                      --           --        17.96        11.27        11.27           --           --           --
2/25/2019                      --           --        18.14        11.27        11.27           --           --           --
3/25/2019                      --           --        20.28        12.47        12.47           --           --           --
4/25/2019                      --           --        18.51        11.26        11.26           --           --           --
5/25/2019                      --           --        19.33        11.63        11.63           --           --           --
6/25/2019                      --           --        18.91        11.25        11.25           --           --           --
7/25/2019                      --           --        19.75        11.62        11.62           --           --           --
8/25/2019                      --           --        19.33        11.24           --           --           --           --
9/25/2019                      --           --        19.55        11.24           --           --           --           --
10/25/2019                     --           --        20.43        11.61           --           --           --           --
11/25/2019                     --           --        20.00        11.23           --           --           --           --
12/25/2019                     --           --        20.92        11.60           --           --           --           --
1/25/2020                      --           --        20.49        11.22           --           --           --           --
2/25/2020                      --           --        20.74        11.22           --           --           --           --
3/25/2020                      --           --        22.66           --           --           --           --           --
4/25/2020                      --           --        21.74           --           --           --           --           --
5/25/2020                      --           --        23.06           --           --           --           --           --
6/25/2020                      --           --        22.95           --           --           --           --           --
7/25/2020                      --           --        24.43           --           --           --           --           --
8/25/2020                      --           --        24.40           --           --           --           --           --
9/25/2020                      --           --        25.31           --           --           --           --           --
10/25/2020                     --           --        28.91           --           --           --           --           --
11/25/2020                     --           --        31.63           --           --           --           --           --
12/25/2020                     --           --        34.44           --           --           --           --           --
1/25/2021                      --           --        35.27           --           --           --           --           --


                       Class M-6    Class B-1    Class B-2    Class B-3
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------
1/25/2018                      --           --           --           --
2/25/2018                      --           --           --           --
3/25/2018                      --           --           --           --
4/25/2018                      --           --           --           --
5/25/2018                      --           --           --           --
6/25/2018                      --           --           --           --
7/25/2018                      --           --           --           --
8/25/2018                      --           --           --           --
9/25/2018                      --           --           --           --
10/25/2018                     --           --           --           --
11/25/2018                     --           --           --           --
12/25/2018                     --           --           --           --
1/25/2019                      --           --           --           --
2/25/2019                      --           --           --           --
3/25/2019                      --           --           --           --
4/25/2019                      --           --           --           --
5/25/2019                      --           --           --           --
6/25/2019                      --           --           --           --
7/25/2019                      --           --           --           --
8/25/2019                      --           --           --           --
9/25/2019                      --           --           --           --
10/25/2019                     --           --           --           --
11/25/2019                     --           --           --           --
12/25/2019                     --           --           --           --
1/25/2020                      --           --           --           --
2/25/2020                      --           --           --           --
3/25/2020                      --           --           --           --
4/25/2020                      --           --           --           --
5/25/2020                      --           --           --           --
6/25/2020                      --           --           --           --
7/25/2020                      --           --           --           --
8/25/2020                      --           --           --           --
9/25/2020                      --           --           --           --
10/25/2020                     --           --           --           --
11/25/2020                     --           --           --           --
12/25/2020                     --           --           --           --
1/25/2021                      --           --           --           --

                       Class A-2a   Class A-2b   Class A-2c   Class M-1    Class M-2    Class M-3    Class M-4    Class M-5
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
2/25/2021                      --           --        37.52           --           --           --           --           --
3/25/2021                      --           --        44.46           --           --           --           --           --
4/25/2021                      --           --        43.30           --           --           --           --           --
5/25/2021                      --           --        48.66           --           --           --           --           --
6/25/2021                      --           --        51.76           --           --           --           --           --
7/25/2021                      --           --        59.57           --           --           --           --           --
8/25/2021                      --           --        65.31           --           --           --           --           --
9/25/2021                      --           --        75.66           --           --           --           --           --
10/25/2021                     --           --        93.44           --           --           --           --           --
11/25/2021                     --           --       113.19           --           --           --           --           --
12/25/2021                     --           --       157.93           --           --           --           --           --
1/25/2022                      --           --       239.13           --           --           --           --           --
2/25/2022                      --           --       *                --           --           --           --           --
3/25/2022                      --           --           --           --           --           --           --           --


                       Class M-6    Class B-1    Class B-2    Class B-3
                        Cap (%)      Cap (%)      Cap (%)      Cap (%)
 Distribution Date     Actual/360   Actual/360   Actual/360   Actual/360
-------------------    ----------   ----------   ----------   ----------
2/25/2021                      --           --           --           --
3/25/2021                      --           --           --           --
4/25/2021                      --           --           --           --
5/25/2021                      --           --           --           --
6/25/2021                      --           --           --           --
7/25/2021                      --           --           --           --
8/25/2021                      --           --           --           --
9/25/2021                      --           --           --           --
10/25/2021                     --           --           --           --
11/25/2021                     --           --           --           --
12/25/2021                     --           --           --           --
1/25/2022                      --           --           --           --
2/25/2022                      --           --           --           --
3/25/2022                      --           --           --           --


(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance.

(2) Assumes 100% of prepayment assumption, no losses, One-Month LIBOR of 20% and the Loan Index of 20% and that the optional clean-up call is not exercised.

* On the distribution date in February 2022, the Class A-2c has a beginning balance of approximately $123,303 and is paid approximately $112,747 in interest.

Final Scheduled Distribution Date

   The "Final Scheduled Distribution Date" for each class of LIBOR Certificates is the distribution date occurring in December 2035.

   The Final Scheduled Distribution Dates for all classes have been calculated as the distribution date in the month following the month in which the latest maturity date of any mortgage loan occurs.

   Since the rate of distributions in reduction of the Class Certificate Balance of each class of LIBOR Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the Final Scheduled Distribution Date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the LIBOR Certificates" above in this prospectus supplement and "Yield and Prepayment Considerations" in the prospectus.

                        FEDERAL INCOME TAX CONSIDERATIONS

   The discussion in this section and in the section "Material Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the LIBOR Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

   The pooling and servicing agreement provides that the trust (exclusive of the assets held in the Excess Reserve Fund Account, the Swap Account and certain other accounts specified in the pooling and servicing agreement and the right of each class of LIBOR Certificates to receive Basis Risk CarryForward Amounts), will comprise multiple REMICs organized in a tiered REMIC structure (each a "Trust REMIC"). Each class of LIBOR Certificates (exclusive of the right to receive Basis Risk CarryForward Amounts) represents ownership of a regular interest in a Trust REMIC. The Class R certificates will represent ownership of the sole class of residual interest in each of the Trust REMICs. In addition, each class of LIBOR Certificates will represent a beneficial interest in the right to receive payments of Basis Risk CarryForward Amounts from the Excess Reserve Fund Account and the Swap Account. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

   Upon the issuance of the LIBOR Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, each Trust REMIC will qualify as a REMIC within the meaning of Section 860D of the Code.

Taxation of Regular Interests

   A holder of a class of LIBOR Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of regular interests (each, a "Regular Interest") in a Trust REMIC. In addition, the pooling and servicing agreement provides that each holder of a LIBOR Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (each, a "Basis Risk Contract"), representing the right to receive Basis Risk CarryForward Amounts from the Excess Reserve Fund Account and the Swap Account. The Regular Interest component of a LIBOR Certificate generally will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the LIBOR Certificate to which it corresponds, except that (i) Basis Risk CarryForward Amounts will be payable from both the Excess Reserve Fund Account and the Swap Account, and (ii) any Swap Termination Payment will be treated as being payable first from Net Monthly

Excess Cash Flow and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component of a LIBOR Certificate may be less than or may exceed the actual amount of distributions on the LIBOR Certificate.

   A holder of a LIBOR Certificate must allocate its purchase price for the LIBOR Certificate between its components - the Regular Interest component and the Basis Risk Contract component. To the extent the Basis Risk Contract component has significant value, the Regular Interest component will be viewed as having been issued with a lesser premium or an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Material Federal
Income Tax Consequences--Taxation of Debt Securities--Interest and Acquisition Discount" in the prospectus.

   Upon the sale, exchange, or other disposition of a LIBOR Certificate, the holder must allocate the amount realized between the components of the LIBOR Certificate based on the relative fair market values of those components at the time of sale. Assuming that a LIBOR Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Material Federal Income Tax Consequences--Sale or Exchange."

   Interest on the Regular Interest component of a LIBOR Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the LIBOR Certificates could be considered to have been issued with OID. See "Material Federal Income Tax Consequences--Taxation of Debt Securities--Interest and Acquisition Discount" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID, market discount, or bond premium, if any, will be a rate equal to 100% of the applicable prepayment assumption. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Status of the LIBOR Certificates

   The Regular Interest components of the LIBOR Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association," and as "real estate assets" under
Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account and the Swap Account, would be so treated. In addition, to the extent the Regular Interest component of a LIBOR Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of
Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the LIBOR Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

   Each holder of a LIBOR Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the LIBOR Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

   As indicated above, holders of the LIBOR Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the LIBOR Certificates. A holder of a LIBOR Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

   Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

   In addition, any amounts payable on a Regular Interest component in excess of the amount of payments on the LIBOR Certificates to which it relates as a result of certain Swap Termination Payments will be treated as having been received by the beneficial owners of such LIBOR Certificates and then paid by such owners to the Swap Account pursuant to the Basis Risk Contract, and such excess may be treated as a payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to the Basis Risk Contract for such taxable year. Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction. Alternatively, such payments by beneficial owners of the LIBOR Certificates may be treated as a guarantee of the obligation of the holder of the Class X certificates to make payments under the interest rate swap agreement.

   Any amount of proceeds from the sale, redemption or retirement of a LIBOR Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that LIBOR Certificate. A holder of such LIBOR Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

   Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

   A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of a LIBOR Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of (1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component or any such guarantee payment in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of a LIBOR Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract or such guarantee but may not be able to deduct that amount from income, a beneficial owner of a LIBOR Certificate may have income that exceeds cash distributions on the LIBOR Certificate, in any period and over the term of the LIBOR Certificate. As a result, the LIBOR Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

   For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see "Material Federal Income Tax Consequences--Administrative Matters" and "--Tax Treatment of Foreign Investors" in the prospectus.

                              STATE AND LOCAL TAXES

   The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the LIBOR Certificates under the tax laws of any state or local jurisdiction. Investors considering an investment in the LIBOR Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

   The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

   The U.S. Department of Labor (the "DOL") has granted to Morgan Stanley & Co. Incorporated, one of the underwriters, an administrative exemption (Prohibited Transaction Exemption ("PTE") 90-24, Exemption Application
No. D-8019, 55 Fed. Reg. 20548 (1990)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption was amended by PTE 2000-58, Exemption Application No. D-10829, 65 Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002) to extend exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the LIBOR Certificates (the "ERISA Eligible Certificates") by a Plan, provided that specific conditions (certain of which are described below) are met.

   Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

            (i) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

            (ii) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from Fitch, Moody's or S&P;

            (iii) The trustee is not an affiliate of any other member of the Restricted Group (as defined below), other than an underwriter;

            (iv) The sum of all payments made to and retained by the underwriters in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicers represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

            (v) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

   Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, any underwriter, the Swap Provider, the trustee, any servicer, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

   Except as provided below with respect to the interest rate swap agreement, the depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriters and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets of the trust fund.

   Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

   The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

   The interest rate swap agreement does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the Exemption. For ERISA purposes, an interest in a class of LIBOR Certificates should represent beneficial interest in two assets, (i) the right to receive payments with respect to the applicable class without taking into account payments made or received with respect to the interest rate swap agreement and (ii) the rights and obligations under the interest rate swap agreement. A Plan's purchase and holding of an ERISA Eligible Certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the Swap Provider unless an exemption is available.

   Accordingly, as long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTE") 84-14 (for transactions by independent "qualified professional asset managers"), PTE 91-38 (for transactions by bank collective investment funds), PTE 90-1 (for transactions by insurance company pooled separate accounts), PTE 95-60 (for transactions by insurance company general accounts) or PTE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) the acquisition and holding of the LIBOR Certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

   Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code.

   Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption and, as long as the interest rate swap agreement is in effect, one or more of the Investor-Based Exemptions will apply and exempt all potential prohibited transactions.

                                LEGAL INVESTMENT

   None of the Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended and, as a result, the appropriate characterization of the Offered Certificates under various legal investment restrictions, and the ability of investors subject to these restrictions to purchase the Offered Certificates, are subject to significant interpretive uncertainties.

   No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of the Offered Certificates.

   All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions.

   See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

   The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriters by Cadwalader, Wickersham & Taft LLP, New York, New York.

                          REPORTS TO CERTIFICATEHOLDERS

   The trustee will prepare and forward to the certificateholders statements containing information with respect to principal and interest payments and Morgan Stanley Home Equity Loan Trust 2006-1, the issuing entity, as is described in this prospectus supplement. See "Description of the Certificates--Pooling and Servicing Agreement--Reports to Certificateholders" in this prospectus supplement. Copies of these statements will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of "Morgan Stanley Home Equity Loan Trust 2006-1" as an exhibit to the monthly distribution reports on Form 10-D for the certificates for so long as Morgan Stanley Home Equity Loan Trust 2006-1 is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. In addition, each servicer will be required to furnish to the trustee or the depositor, as applicable, the compliance statements, Assessments of Compliance and Attestation Reports detailed under "Pooling and Servicing Agreement--Servicer Reports." Copies of these statements and reports will be filed with the SEC under the name of the related issuing entity as an exhibit to such issuing entity's annual statement on Form 10-K for the related series of securities.

                                     RATINGS

   In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by S&P, Fitch and Moody's:

                         Class     S&P    Fitch  Moody's
                         -----    -----   -----  -------
                          A-2a     AAA     AAA     Aaa
                          A-2b     AAA     AAA     Aaa
                          A-2c     AAA     AAA     Aaa
                          M-1      AA+     AA+     Aa1
                          M-2      AA+     AA+     Aa2
                          M-3       AA     AA      Aa3
                          M-4       AA     AA       A1
                          M-5      AA-     AA-      A2
                          M-6       A+     A+       A3
                          B-1       A       A      Baa1
                          B-2       A-     A-      Baa2
                          B-3      BBB+   BBB+     Baa3

   A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans to which they are entitled by the Final Scheduled Distribution Date. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk CarryForward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, Fitch, Inc., One State Street Plaza, New York, New York 10007 and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007.

   A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. S&P, Fitch and Moody's will monitor the ratings assigned to the Offered Certificates while the Offered Certificates remain outstanding. In the event that the ratings initially assigned to any of the Offered Certificates by S&P, Fitch or Moody's are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                    GLOSSARY

   The following terms have the meanings given below when used in this prospectus supplement.

   "Accredited" has the meaning set forth in "The Mortgage Loan
Pool--Underwriting Guidelines" in this prospectus supplement.

   "Accredited mortgage loans" means the mortgage loans purchased by MSMC from Accredited.

   "Accrued Certificate Interest" means, for each class of LIBOR Certificates on any distribution date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such distribution date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Relief Act, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Available Funds" means, with respect to any distribution date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicers, the trustee and the custodian: (i) the aggregate amount of monthly payments on the mortgage loans due on the related due date and received by the servicers on or prior to the related Determination Date, after deduction of the aggregate servicing fee in respect of prior distribution dates and the other components of the Expense Fee Rate for that distribution date, together with any related P&I Advance; (ii) certain unscheduled payments in respect of the mortgage loans received by the servicers during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, excluding Prepayment Premiums; (iii) Compensating Interest payments from the servicers to the trustee, in respect of net prepayment interest shortfalls for that distribution date; (iv) the proceeds from repurchases of mortgage loans, and any Substitution Adjustment Amounts received in connection with substitutions for mortgage loans, with respect to that distribution date; and (v) all proceeds received with respect to any optional clean-up call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the LIBOR Certificates.

   "Basic Principal Distribution Amount" means, with respect to any distribution date, the excess of (i) the Principal Remittance Amount for that distribution date over (ii) the Excess Subordinated Amount, if any, for that distribution date.

   "Basis Risk CarryForward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Basis Risk Contract" has the meaning set forth in "Federal Income Tax Considerations--Taxation of Regular Interests" in this prospectus supplement.

   "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "CHL mortgage loans" means the mortgage loans purchased by MSMC from CHL.

   "Class A" means, collectively, the Class A-1, Class A-2a, Class A-2b and Class A-2c certificates.

   "Class A Certificate Group" means either the Group I Class A Certificates or the Group II Class A Certificates, as applicable.

   "Class A Principal Allocation Percentage" for any distribution date is the percentage equivalent of a fraction, determined as follows:

         (1) with respect to the Group I Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group I mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date; and

         (2) with respect to the Group II Class A Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that distribution date that is attributable to the principal received or advanced on the group II mortgage loans and the denominator of which is the Principal Remittance Amount for that distribution date.

   "Class A Principal Distribution Amount" with respect to any distribution date is the excess of (A) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that distribution date over (B) the lesser of
(x) approximately 53.90% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Class B" means, collectively, the Class B-1, Class B-2 and Class B-3 certificates.

   "Class B-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), and (H) the Class Certificate Balance of the Class B-1 certificates immediately prior to that distribution date over
(ii) the lesser of (A) approximately 85.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Class B-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (H) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date), and (I) the Class Certificate Balance of the Class B-2 certificates immediately prior to that distribution date over (ii) the lesser of (A) approximately 87.70% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Class B-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date), (G) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that distribution date), (H) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that distribution date), (I) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that distribution date), and (J) the Class Certificate Balance of the Class B-3 certificates immediately prior to that distribution date over
(ii) the lesser of (A) approximately 90.10% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Class Certificate Balance" means, with respect to any class of LIBOR Certificates as of any distribution date, the aggregate principal amount of that class upon initial issuance on the closing date reduced by the sum of
(i) all amounts previously distributed to holders of certificates of that class as distributions of principal and (ii) in the case of any class of Class M or Class B certificates, the amount of any Applied Realized Loss Amounts previously allocated to that class of Class M or Class B certificates; provided, however, that immediately following the distribution date on which a Subsequent Recovery is distributed, the Class Certificate Balance of any class or classes of certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of any Subsequent Recoveries distributed on that distribution date (up to the amount of the Unpaid Realized Loss Amount for such class or classes for that distribution date).

   "Class M" means, collectively, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates.

   "Class M-1 Enhancement Percentage" means, for any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B certificates (other than the Class M-1 certificates) and (ii) the Subordinated Amount, in each case after taking into account the distributions of the related Principal Distribution Amount and any principal payments on those classes of certificates from the Swap Account on that distribution date, by (y) the aggregate Stated Principal Balance of the mortgage loans for that distribution date.

   "Class M-1 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date) and (B) the Class Certificate Balance of the Class M-1 certificates immediately prior to that distribution date over (ii) the lesser of (A) approximately 61.20% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Class M-2 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date) and (C) the Class Certificate Balance of the Class M-2 certificates immediately prior to that distribution date over (ii) the lesser of (A) approximately 67.90% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Class M-3 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date) and (D) the Class Certificate Balance of the Class M-3 certificates immediately prior to that distribution date over
(ii) the lesser of (A) approximately 72.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Class M-4 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date) and (E) the Class Certificate Balance of the Class M-4 certificates immediately prior to that distribution date over (ii) the lesser of (A) approximately 75.60% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Class M-5 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date) and (F) the Class Certificate Balance of the Class M-5 certificates immediately prior to that distribution date over
(ii) the lesser of (A) approximately 79.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Class M-6 Principal Distribution Amount" with respect to any distribution date is the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that distribution date), (B) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that distribution date), (C) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that distribution date), (D) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that distribution date), (E) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that distribution date), (F) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that distribution date) and (G) the Class Certificate Balance of the Class M-6 certificates immediately prior to that distribution date over (ii) the lesser of (A) approximately 82.00% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (B) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $6,141,459.

   "Code" has the meaning set forth in "Federal Income Tax Considerations" in this prospectus supplement.

   "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

   "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

   "Countrywide" has the meaning set forth in "The Servicers--General" in this prospectus supplement.

   "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

   "Cumulative Loss Trigger Event" with respect to any distribution date means the circumstances in which the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable cumulative loss percentages described below with respect to such distribution date:

      Distribution Date Occurring In                              Cumulative Loss Percentage
--------------------------------------      --------------------------------------------------------------------
February 2008 through January 2009          1.550% for the first month, plus an additional 1/12th of 2.000% for each month thereafter (e.g., 2.550% in August 2008)

February 2009 through January 2010          3.550% for the first month, plus an additional 1/12th of 2.000% for each month thereafter (e.g., 4.550% in August 2009)

February 2010 through January 2011          5.550% for the first month, plus an additional 1/12th of 1.600% for each month thereafter (e.g., 6.350% in August 2010)

February 2011 through January 2012          7.150% for the first month, plus an additional 1/12th of 0.600% for each month thereafter (e.g., 7.450% in August 2011)

February 2012 and thereafter                7.750%

   "DBNTC" has the meaning set forth in "The Trustee" in this prospectus supplement.

   "Decision One Mortgage" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines" in this prospectus supplement.

   "Decision One Underwriting Guidelines" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines" in this prospectus supplement.

   "Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Delinquency Trigger Event" means (1) with respect to any distribution date until the aggregate Class Certificate Balance of the Class A certificates has been reduced to zero, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more Delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds (z) 34.70% of the prior period's Senior Enhancement Percentage and (2) with respect to any distribution date on or after the distribution date on which aggregate Class Certificate Balance of the Class A certificates has been reduced to zero, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more Delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds (z) 41.20% of the prior period's Class M-1 Enhancement Percentage.

   "Delinquent," with respect to any mortgage loan, means any monthly payment due on a due date that is not made by the close of business on the next scheduled due date for that mortgage loan.

   "Determination Date" means, with respect to each distribution date, the 18th day (or if that day is not a business day, the immediately preceding business day) in the calendar month in which that distribution date occurs.

   "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Downgrade Terminating Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Due Period" means, with respect to any distribution date, the period commencing on the second day of the calendar month preceding the month in which that distribution date occurs and ending on the first day of the calendar month in which that distribution date occurs.

   "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Excess Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate, the trustee fee rate, custodial fee rate and the lender-paid mortgage insurance rate, if any. The Expense Fee Rate is not expected to exceed 0.52%. See "Description of the Certificates--Administration Fees" and "The Pooling and Servicing Agreement--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

   "Extra Principal Distribution Amount" means, as of any distribution date, the lesser of (x) the related Total Monthly Excess Spread for that distribution date and (y) the related Subordination Deficiency for that distribution date.

   "Final Scheduled Distribution Date" has the meaning set forth in "Prepayment and Yield Considerations--Final Scheduled Distribution Date" in this prospectus supplement.

   "First NLC" has the meaning set forth in "The Mortgage Loan
Pool--Underwriting Guidelines" in this prospectus supplement.

   "Fitch" means Fitch, Inc.

   "Gross Margin" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Group I Class A Certificates" means the Class A-1 certificates, collectively.

   "Group I Loan Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Group II Class A Certificates" means the Class A-2a, Class A-2b and Class A-2c certificates, collectively.

   "Group II Loan Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "HomEq" has the meaning set forth in "The Servicers--HomEq Servicing Corporation" in this prospectus supplement.

   "Horizon" has the meaning set forth in "The Servicers--HomEq's Policies and Procedures" in this prospectus supplement.

   "Initial Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

   "Interest Accrual Period" means, for any distribution date, the period commencing on the immediately preceding distribution date (or, for the initial distribution date, the closing date) and ending on the day immediately preceding the current distribution date.

   "Interest Remittance Amount" means, with respect to any distribution date and the mortgage loans in a loan group, that portion of Available Funds attributable to interest relating to mortgage loans in that loan group.

   "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "IRS" means the Internal Revenue Service.

   "JPMorgan" has the meaning set forth in "The Servicers--General" in this prospectus supplement.

   "LIBOR Certificates" means the Class A-1 certificates and the Offered Certificates.

   "LIBOR Determination Date" means, with respect to any Interest Accrual Period for the LIBOR Certificates, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

   "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

   "Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

   "Maximum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Meritage mortgage loans" means the mortgage loans purchased by MSMC from Meritage.

   "Minimum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Moody's" means Moody's Investors Service, Inc.

   "MSCS" means Morgan Stanley Capital Services Inc.

   "MSMC" means Morgan Stanley Mortgage Capital Inc.

   "Net Interest Margin Securities" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

   "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Net Swap Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Net Swap Receipt" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Offered Certificates" has the meaning set forth in "Description of the Certificates" in this prospectus supplement.

   "OID" has the meaning set forth in "Federal Income Tax Considerations" in this prospectus supplement.

   "One-Month LIBOR" means, as of any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market.
The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee, after consultation with the depositor, at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

    "P&I Advances" means advances made by the related servicer (including the trustee as successor servicer or any other successor servicer) on each Servicer Remittance Date with respect to delinquent payments of interest and/or principal on the mortgage loans, less the servicing fee.

   "Pass-Through Rate" has the meaning set forth in "Description of Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Periodic Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable Rate Mortgage Loans" in this prospectus supplement.

   "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Prepayment Interest Excesses" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

   "Prepayment Period" means, with respect to any distribution date:

   o in the case of any mortgage loan serviced by HomEq or JPMorgan, either (i) the period commencing on the 16th day of the month preceding the month in which such distribution date occurs (or in the case of the first distribution date, commencing on the cut-off date) and ending on the 15th day of the month in which that distribution date occurs, with respect to any voluntary principal prepayments in full, or (ii) the calendar month prior to that distribution date, with respect to voluntary partial principal prepayments or any involuntary principal prepayments, or

   o in the case of all other mortgage loans, the calendar month preceding the month in which that distribution date occurs.

   "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

   "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Principal Remittance Amount" means, with respect to any distribution date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the applicable servicer on or prior to the related Determination Date or advanced by the applicable servicer for the related Servicer Remittance Date; (ii) all full and partial principal prepayments received during the related Prepayment Period; (iii) all net Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the mortgage loans allocable to principal and received during the related Prepayment Period;
(iv) the portion allocable to principal of proceeds of repurchases of mortgage loans with respect to that distribution date; (v) all Substitution Adjustment Amounts allocable to principal received in connection with the substitution of any mortgage loan as of that distribution date; and (vi) the allocable portion of the proceeds received with respect to any optional clean-up call (to the extent they relate to principal).

   "PTE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the rating agencies shall have notified the trustee, the servicers, the depositor and the trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates that it maintains.

   "Realized Loss" is the excess of the scheduled principal balance of a defaulted mortgage loan over the net liquidation proceeds with respect thereto that are allocated to principal.

   "Record Date" means, with respect to the LIBOR Certificates, the business day immediately preceding the related distribution date, unless the LIBOR Certificates are issued in definitive form, in which case the Record Date will be the last business day of the calendar month immediately preceding the related distribution date.

   "Reference Banks" means leading banks selected by the trustee, after consultation with the depositor, and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

   "Regular Interest" has the meaning set forth in "Federal Income Tax Considerations--Taxation of Regular Interests" in this prospectus supplement.

   "Relief Act" means the Servicemembers Civil Relief Act and any similar state statutes.

   "Required Swap Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the "Long-Term Rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's, (y) (i) a short-term rating of at least "A-1" by S&P or (ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P or (z)
(i) short-term rating of at least "F1" by Fitch or (ii) if such counterparty or entity does not have a short-term rating by Fitch, a Long-Term Rating of at least "A+" by Fitch.

   "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

   "Senior Enhancement Percentage" means, for any distribution date, the percentage obtained by dividing (x) the sum of (i) the aggregate
Class Certificate Balances of the Class M and Class B certificates and
(ii) the Subordinated Amount, in each case after taking into account the distributions of the related Principal Distribution Amount and any principal payments on those classes of certificates from the Swap Account on that distribution date, by (y) the aggregate Stated Principal Balance of the mortgage loans for that distribution date.

   "Senior Specified Enhancement Percentage" on any date of determination is approximately 46.10%.

   "Servicer Remittance Date" will be the second business day immediately preceding each distribution date.

   "Specified Subordinated Amount" means, prior to the Stepdown Date, an amount equal to 4.95% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. On and after the Stepdown Date, an amount equal to 9.90% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date, subject, until the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; provided, however, that if, on any distribution date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then aggregate Stated Principal Balance of the mortgage loans, but instead will remain the same as the prior period's Specified Subordinated Amount until the distribution date on which a Trigger Event no longer exists . When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

   "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date, minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any distribution date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the applicable servicer on or prior to the related Determination Date or advanced by the applicable servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

   "Stepdown Date" means the later to occur of (i) the earlier to occur of
(a) the distribution date in February 2009 and (b) the distribution date following the distribution date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (ii) the first distribution date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that distribution date but prior to any allocation of the Principal Distribution Amount and principal payments from the Swap Account to the certificates on that distribution date) is greater than or equal to the Senior Specified Enhancement Percentage.

   "Subordinated Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Subordinated Certificates" means any of the Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 or Class B-3 certificates.

   "Subordination Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Subordination Reduction Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Substitute Mortgage Loan" means a mortgage loan substituted by the applicable original loan seller for a mortgage loan that is in breach of the applicable original loan seller representations and warranties regarding the mortgage loans or with respect to which a document defect exists, which must, on the date of such substitution (i) have a principal balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of, and not more than 10% less than, the outstanding principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the mortgage loan in breach; (iii) have a loan-to-value ratio no higher than that of the mortgage loan in breach; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the mortgage loan in breach; and (v) comply with each representation and warranty made by the applicable original loan seller.

   "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   "Substitution Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Swap Account" has the meaning set forth in "Description of the Certificates--Swap Account" in this prospectus supplement.

   "Swap Payment Allocation" has the meaning set forth in "Description of the Certificates--Swap Account" in this prospectus supplement.

   "Swap Payment Rate" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Swap Provider" has the meaning set forth in "Interest Rate Swap Counterparty" in this prospectus supplement.

   "Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

   "Total Monthly Excess Spread" as to any distribution date equals the excess, if any, of (x) the interest on the mortgage loans received by the servicers on or prior to the related Determination Date (exclusive of Prepayment Interest Excesses) or advanced by the servicers for the related Servicer Remittance Date, net of the aggregate servicing fee and the expenses used to determine the Expense Fee Rate, over (y) the sum of (a) the amounts paid to the classes of certificates pursuant to clause (i) under the eighth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and (b) any Net Swap Payments to the Swap Provider.

   "Trigger Event" means either a Cumulative Loss Trigger Event or a Delinquency Trigger Event.

   "Trust REMIC" has the meaning set forth in "Federal Income Tax
Considerations--General" in this prospectus supplement.

   "Unpaid Interest Amount" for any class of certificates and any distribution date will equal the sum of (a) the portion of Accrued Certificate Interest from distribution dates prior to the current distribution date remaining unpaid immediately prior to the current distribution date, and (b) interest on the amount in clause (a) above at the applicable Pass-Through Rate (to the extent permitted by applicable law).

   "Unpaid Realized Loss Amount" means, with respect to any class of Class M or Class B certificates and as to any distribution date, the excess of
(i) Applied Realized Loss Amounts with respect to that class over (ii) the sum of (a) all distributions in reduction of Applied Realized Loss Amounts on all previous distribution dates, and (b) the amount by which the Class Certificate Balance of such class has been increased due to the distribution of any Subsequent Recoveries on all previous distribution dates. Any amounts distributed to a class of Subordinated Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Class Certificate Balance of that class.

   "WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Wilmington Finance mortgage loans" means the mortgage loans purchased by MSMC from Wilmington Finance.

   "WMC" has the meaning set forth in "The Mortgage Loan Pool--Underwriting Guidelines" in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

   A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

   1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

   2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the LIBOR Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

   3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

   4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a LIBOR Certificate):

            (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name, permanent residence address and
            qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

                  (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

                  (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

                  (iv) providing any other information, certifications, or
            statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S. Treasury
            Regulations; or

            (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

                  (ii) certifying that the nonqualified intermediary is not
            acting for its own account,

                  (iii) certifying that the nonqualified intermediary has
            provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

                  (iv) providing any other information, certifications or
            statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

      5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the LIBOR Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

            (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

            (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

            (iii) can be treated as an "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

                           INTEREST RATE SWAP SCHEDULE

     Distribution            Notional
        Dates               Amount ($)       Multiplier
---------------------   ------------------  ------------
2/25/2006                 116,319,236.17         10
3/25/2006                 109,397,549.66         10
4/25/2006                 104,925,304.10         10
5/25/2006                 100,695,292.88         10
6/25/2006                  96,614,773.71         10
7/25/2006                  92,676,794.30         10
8/25/2006                  88,874,903.62         10
9/25/2006                  85,203,130.28         10
10/25/2006                 81,655,963.36         10
11/25/2006                 78,228,330.45         10
12/25/2006                 74,915,663.74         10
1/25/2007                  71,716,515.00         10
2/25/2007                  68,635,002.17         10
3/25/2007                  65,675,443.53         10
4/25/2007                  62,844,175.67         10
5/25/2007                  60,135,630.99         10
6/25/2007                  57,544,464.58         10
7/25/2007                  55,065,564.96         10
8/25/2007                  52,694,043.80         10
9/25/2007                  49,851,958.91         10
10/25/2007                 33,606,032.08         10
11/25/2007                 16,533,288.55         10
12/25/2007                 15,879,674.08         10
1/25/2008                  15,252,185.27         10
2/25/2008                  14,649,765.27         10
3/25/2008                  14,071,397.51         10
4/25/2008                  13,516,110.30         10
5/25/2008                  12,982,921.39         10
6/25/2008                  12,470,957.73         10
7/25/2008                  11,979,400.88         10
8/25/2008                  11,507,427.62         10
9/25/2008                   9,672,565.61         10
10/25/2008                  7,170,287.85         10
11/25/2008                  5,170,509.00         10
12/25/2008                  4,996,023.29         10
1/25/2009                   4,827,287.76         10
2/25/2009                   4,664,118.77         10
3/25/2009                   4,506,337.77         10
4/25/2009                   4,353,764.03         10
5/25/2009                   4,206,227.38         10
6/25/2009                   4,063,574.66         10
7/25/2009                   3,925,653.35         10
8/25/2009                   3,792,310.97         10
9/25/2009                   3,663,399.53         10
10/25/2009                  3,538,773.42         10
11/25/2009                  3,418,294.27         10
12/25/2009                  3,301,830.41         10
1/25/2010                   3,189,251.67         10
2/25/2010                   3,080,431.87         10
3/25/2010                   2,975,248.77         10
4/25/2010                   2,873,583.92         10
5/25/2010                   2,775,322.71         10
6/25/2010                   2,680,354.04         10
7/25/2010                   2,588,570.36         10
8/25/2010 and                   -                -
thereafter

                                    ANNEX III

                              Mortgage Loan Tables

                            Aggregate Mortgage Loans

                                  Product Types

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                 Product Types                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed - 10 Year.............................          5    $    380,280      0.03%    7.776%     116       79.54%
Fixed - 15 Year.............................         41       3,957,487      0.32     7.293      176       69.64
Fixed - 20 Year.............................         51       3,164,027      0.26     8.454      236       88.84
Fixed - 25 Year.............................          1         684,132      0.06     6.200      294       71.13
Fixed - 30 Year.............................        782     117,343,420      9.55     7.340      356       78.75
Balloon - 15/30.............................        919      45,362,756      3.69    10.356      176       98.84
Balloon - 30/40.............................         20       3,499,985      0.28     7.221      356       86.88
ARM - 2 Year/6 Month Balloon 30/40..........        251      50,873,440      4.14     7.668      356       84.31
ARM - 3 Year/6 Month Balloon 30/40..........         12       2,521,944      0.21     7.854      356       84.84
ARM - 5 Year/6 Month Balloon 30/40..........          4         606,692      0.05     7.761      356       78.15
ARM - 6 Month...............................         11       2,780,159      0.23     6.647      355       82.18
ARM - 2 Year/6 Month........................      3,329     525,551,514     42.79     7.290      356       81.40
ARM - 3 Year/6 Month........................      1,085     175,899,973     14.32     7.502      356       81.29
ARM - 5 Year/6 Month........................         12       2,084,321      0.17     7.334      356       85.42
Interest Only ARM - 2 Year/6 Month - 24
Month IO term...............................         43      11,376,149      0.93     6.878      355       81.45
Interest Only ARM - 3 Year/6 Month - 36
Month IO term...............................         62      11,863,034      0.97     7.203      355       82.75
Interest Only Fixed - 30 Year - 60 Month IO
term........................................         48      11,406,123      0.93     6.977      356       77.10
Interest Only ARM - 2 Year/6 Month - 60
Month IO term...............................        763     209,244,054     17.04     6.848      357       81.15
Interest Only ARM - 3 Year/6 Month - 60
Month IO term...............................        165      42,954,011      3.50     6.747      357       81.53
Interest Only ARM - 5 Year/6 Month - 60
Month IO term...............................         15       4,344,316      0.35     6.177      357       82.34
Interest Only ARM - 5 Year/6 Month - 84
Month IO term...............................          8       2,394,012      0.19     6.394      357       72.54
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-1

                            Aggregate Mortgage Loans

                          Range of Gross Interest Rates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
       Range of Gross Interest Rates (%)           Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
4.000 - 4.999...............................          1    $    193,577      0.02%    4.990%     354       55.71%
5.000 - 5.999...............................        342      84,971,572      6.92     5.794      355       77.48
6.000 - 6.999...............................      2,209     453,019,438     36.88     6.612      355       78.87
7.000 - 7.999...............................      2,643     449,825,980     36.62     7.485      355       82.41
8.000 - 8.999...............................      1,124     152,232,003     12.39     8.457      350       84.79
9.000 - 9.999...............................        591      54,624,081      4.45     9.483      311       89.86
10.000 - 10.999.............................        424      22,122,740      1.80    10.523      207       98.10
11.000 - 11.999.............................        231       8,929,274      0.73    11.422      202       98.91
12.000 - 12.999.............................         33       1,461,319      0.12    12.467      204       99.50
13.000 - 13.999.............................         16         530,822      0.04    13.341      177       99.66
14.000 - 14.999.............................         13         381,022      0.03    14.493      177      100.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627    $1,228,291,829  100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 4.990%
            Maximum: 14.875%
            Weighted Average: 7.349%


                                     III-2

                            Aggregate Mortgage Loans

                    Range of Cut-off Date Principal Balances

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
  Range of Cut-off Date Principal Balances ($)     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
1 - 25,000..................................        225    $  4,441,645      0.36%   10.963%     185       99.45%
25,001 - 50,000.............................        473      17,860,643      1.45    10.203      211       95.47
50,001 - 75,000.............................        927      58,522,224      4.76     8.570      317       86.56
75,001 - 100,000............................      1,001      87,673,696      7.14     7.913      337       83.16
100,001 - 125,000...........................        970     109,304,800      8.90     7.542      349       81.77
125,001 - 150,000...........................        822     112,996,585      9.20     7.360      354       80.75
150,001 - 175,000...........................        658     106,640,659      8.68     7.316      354       81.17
175,001 - 200,000...........................        533     100,131,499      8.15     7.271      353       81.05
200,001 - 225,000...........................        396      84,505,052      6.88     7.194      355       81.29
225,001 - 250,000...........................        304      72,244,288      5.88     7.075      356       79.12
250,001 - 275,000...........................        249      65,294,728      5.32     7.109      356       81.02
275,001 - 300,000...........................        227      65,291,146      5.32     7.002      354       80.86
300,001 - 325,000...........................        140      44,085,339      3.59     7.024      356       81.10
325,001 - 350,000...........................        135      45,671,936      3.72     7.008      356       82.04
350,001 - 375,000...........................        128      46,356,776      3.77     6.991      355       81.72
375,001 - 400,000...........................         85      33,026,685      2.69     7.046      356       81.93
400,001 - 425,000...........................         71      29,339,340      2.39     6.911      356       81.29
425,001 - 450,000...........................         66      28,926,744      2.36     6.918      356       80.85
450,001 - 475,000...........................         45      20,882,556      1.70     6.871      356       81.49
475,001 - 500,000...........................         64      31,407,482      2.56     6.929      356       80.52
500,001 - 750,000...........................        106      61,913,262      5.04     7.022      353       82.62
750,001 - 1,000,000.........................          2       1,774,743      0.14     5.807      354       68.31
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: $9,815
            Maximum: $967,771
            Average: $161,045


                                     III-3

                            Aggregate Mortgage Loans

                              Stated Original Term


                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
         Stated Original Term (months)             Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
120.........................................          5    $    380,280      0.03%    7.776%     116       79.54%
180.........................................        960      49,320,244      4.02    10.110      176       96.50
240.........................................         51       3,164,027      0.26     8.454      236       88.84
300.........................................          1         684,132      0.06     6.200      294       71.13
360.........................................      6,610   1,174,743,146     95.64     7.231      356       81.19
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 120 months
            Maximum: 360 months
            Weighted Average: 352 months


                                     III-4

                            Aggregate Mortgage Loans

                         Range of Stated Remaining Terms


                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
    Range of Stated Remaining Terms (months)       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
109 - 120...................................          5    $    380,280      0.03%    7.776%     116       79.54%
169 - 180...................................        960      49,320,244      4.02    10.110      176       96.50
229 - 240...................................         51       3,164,027      0.26     8.454      236       88.84
289 - 300...................................          1         684,132      0.06     6.200      294       71.13
349 - 360...................................      6,610   1,174,743,146     95.64     7.231      356       81.19
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 116 months
            Maximum: 358 months
            Weighted Average: 349 months


                                     III-5

                            Aggregate Mortgage Loans

                      Range of Combined Original LTV Ratios


                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
   Range of Combined Original LTV Ratios (%)       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
10.00 or less...............................          2    $    263,378      0.02%    6.884%     356        5.83%
10.01 - 15.00...............................          1          99,727      0.01     6.500      357       12.50
15.01 - 20.00...............................          3         131,031      0.01     7.601      305       18.39
20.01 - 25.00...............................          5         361,449      0.03     7.407      304       22.80
25.01 - 30.00...............................          4         385,698      0.03     6.707      355       28.97
30.01 - 35.00...............................         12       1,440,469      0.12     7.585      347       32.63
35.01 - 40.00...............................         19       2,465,086      0.20     7.070      341       37.32
40.01 - 45.00...............................         38       6,167,103      0.50     6.766      344       43.20
45.01 - 50.00...............................         40       6,820,847      0.56     6.857      354       48.23
50.01 - 55.00...............................         57      10,629,161      0.87     6.715      345       52.87
55.01 - 60.00...............................        112      19,460,606      1.58     6.921      355       58.09
60.01 - 65.00...............................        124      22,428,653      1.83     6.897      356       63.13
65.01 - 70.00...............................        265      48,807,102      3.97     7.105      355       68.55
70.01 - 75.00...............................        351      73,382,590      5.97     7.060      354       73.75
75.01 - 80.00...............................      3,199     557,715,393     45.41     7.022      356       79.82
80.01 - 85.00...............................        672     122,920,000     10.01     7.463      355       84.36
85.01 - 90.00...............................      1,116     211,028,571     17.18     7.531      354       89.58
90.01 - 95.00...............................        322      52,401,635      4.27     7.738      349       94.56
95.01 - 100.00..............................      1,285      91,383,332      7.44     9.271      273       99.91
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 5.50%
            Maximum: 100.00%
            Weighted Average: 81.82%


                                     III-6

                            Aggregate Mortgage Loans

                             Range of Gross Margins

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
           Range of Gross Margins (%)              Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,867    $185,798,209     15.13%    8.067%     305       83.66%
3.500 or less...............................         21       5,194,439      0.42     6.780      356       78.66
3.501 - 4.000...............................        159      29,635,647      2.41     7.277      357       81.64
4.001 - 4.500...............................         40       8,784,479      0.72     5.867      356       80.65
4.501 - 5.000...............................        199      45,448,733      3.70     5.961      356       79.56
5.001 - 5.500...............................        439      97,001,239      7.90     6.366      356       78.91
5.501 - 6.000...............................        910     186,542,294     15.19     6.651      356       79.75
6.001 - 6.500...............................      1,094     201,618,296     16.41     7.079      356       80.67
6.501 - 7.000...............................      1,126     199,450,581     16.24     7.378      356       81.73
7.001 - 7.500...............................        770     129,820,399     10.57     7.815      356       83.66
7.501 - 8.000...............................        559      81,218,911      6.61     8.201      356       84.91
8.001 - 8.500...............................        235      31,900,891      2.60     8.739      356       84.76
8.501 - 9.000...............................        130      16,327,772      1.33     9.018      356       86.58
9.001 - 9.500...............................         55       6,646,079      0.54     9.374      356       86.52
9.501 - 10.000..............................         18       2,481,571      0.20     9.716      355       88.68
Greater than 10.000.........................          5         422,289      0.03    10.577      355       87.18
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 1.420%
            Maximum: 10.990%
            Non-Zero Weighted Average: 6.407%


                                     III-7

                            Aggregate Mortgage Loans

                         Range of Minimum Mortgage Rates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
      Range of Minimum Mortgage Rates (%)          Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,867    $185,798,209     15.13%    8.067%     305       83.66%
5.000 or less...............................          2         408,996      0.03     4.995      354       58.84
5.001 - 5.500...............................         46      10,686,245      0.87     5.389      356       78.09
5.501 - 6.000...............................        291      71,557,194      5.83     5.863      356       77.94
6.001 - 6.500...............................        641     139,524,752     11.36     6.318      356       78.66
6.501 - 7.000...............................      1,296     262,165,616     21.34     6.810      356       80.18
7.001 - 7.500...............................      1,234     218,613,501     17.80     7.293      356       82.17
7.501 - 8.000...............................      1,096     180,856,227     14.72     7.767      356       83.32
8.001 - 8.500...............................        477      72,012,454      5.86     8.274      356       84.24
8.501 - 9.000...............................        372      50,442,364      4.11     8.771      356       85.15
9.001 - 9.500...............................        187      23,151,171      1.88     9.277      356       85.82
9.501 - 10.000..............................         93      10,769,983      0.88     9.766      356       87.01
10.001 -10.500..............................         12       1,247,097      0.10    10.366      355       87.90
10.501 - 11.000.............................          5         536,687      0.04    10.846      355       91.96
11.001 - 11.500.............................          6         423,953      0.03    11.338      355       92.77
11.501 - 12.000.............................          2          97,380      0.01    11.812      355       95.02
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 4.990%
            Maximum: 12.000%
            Non-Zero Weighted Average: 7.221%


                                     III-8

                            Aggregate Mortgage Loans

                         Range of Maximum Mortgage Rates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
      Range of Maximum Mortgage Rates (%)          Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,867    $185,798,209     15.13%    8.067%     305       83.66%
12.500 or less..............................        595     119,687,394      9.74     6.053      356       78.93
12.501 - 13.000.............................        708     132,794,842     10.81     6.616      356       79.32
13.001 - 13.500.............................        965     180,881,526     14.73     6.891      356       80.54
13.501 - 14.000.............................      1,154     225,801,286     18.38     7.094      356       80.86
14.001 - 14.500.............................        741     136,186,498     11.09     7.475      356       82.69
14.501 - 15.000.............................        752     128,145,647     10.43     7.883      356       83.57
15.001 - 15.500.............................        349      53,362,120      4.34     8.394      356       83.66
15.501 - 16.000.............................        274      38,144,724      3.11     8.857      356       85.94
16.001 - 16.500.............................        132      17,122,290      1.39     9.287      356       88.22
16.501 - 17.000.............................         67       8,201,693      0.67     9.777      356       88.80
17.001 - 17.500.............................         11       1,172,936      0.10    10.358      355       88.71
17.501 - 18.000.............................          4         471,330      0.04    10.826      355       91.54
18.001 - 18.500.............................          6         423,953      0.03    11.338      355       92.77
18.501 - 19.000.............................          2          97,380      0.01    11.812      355       95.02
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 11.000%
            Maximum: 19.000%
            Non-Zero Weighted Average: 13.794%


                                     III-9

                            Aggregate Mortgage Loans

                              Initial Periodic Cap

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
            Initial Periodic Cap (%)               Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,867    $185,798,209     15.13%    8.067%     305       83.66%
1.000.......................................         14       3,176,686      0.26     7.436      355       82.15
1.500.......................................      1,253     242,634,213     19.75     7.504      355       82.19
2.000.......................................        123      35,651,503      2.90     6.874      357       81.24
3.000.......................................      4,370     761,031,217     61.96     7.146      357       81.28
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 1.000%
            Maximum: 3.000%
            Non-Zero Weighted Average: 2.611%


                                     III-10

                            Aggregate Mortgage Loans

                             Subsequent Periodic Cap

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
          Subsequent Periodic Cap (%)              Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,867    $185,798,209     15.13%    8.067%     305       83.66%
1.000.......................................      2,758     449,984,297     36.63     7.076      356       81.04
1.500.......................................      3,001     592,110,834     48.21     7.330      356       81.84
2.000.......................................          1         398,488      0.03     8.553      353       90.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 1.000%
            Maximum: 2.000%
            Non-Zero Weighted Average: 1.284%


                                     III-11

                            Aggregate Mortgage Loans

                           Next Rate Adjustment Dates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
           Next Rate Adjustment Dates              Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,867    $185,798,209     15.13%    8.067%     305       83.66%
February 2006...............................          3         754,592      0.06     7.296      355       82.79
March 2006..................................          4       1,152,590      0.09     6.251      356       80.65
July 2006...................................          4         872,978      0.07     6.608      354       83.68
March 2007..................................          1         357,807      0.03     7.250      350       95.00
April 2007..................................          3         764,898      0.06     8.067      351       90.33
May 2007....................................         10       2,164,721      0.18     7.764      352       78.94
June 2007...................................         59      10,929,766      0.89     7.273      353       83.20
July 2007...................................        177      33,404,832      2.72     7.150      354       80.71
August 2007.................................        381      67,022,277      5.46     7.235      355       80.65
September 2007..............................      1,899     323,389,437     26.33     7.287      356       81.51
October 2007................................      1,816     351,089,395     28.58     7.094      357       81.69
November 2007...............................         40       7,922,024      0.64     7.156      358       82.31
May 2008....................................          2         173,015      0.01     8.551      353       83.29
June 2008...................................         19       2,766,820      0.23     7.202      353       83.54
July 2008...................................        171      29,240,512      2.38     7.435      354       82.78
August 2008.................................        355      57,842,888      4.71     7.591      355       82.17
September 2008..............................        250      41,727,092      3.40     7.373      356       81.85
October 2008................................        476      92,501,491      7.53     7.153      357       80.30
November 2008...............................         51       8,987,143      0.73     7.499      358       81.62
August 2010.................................          1         199,108      0.02     6.625      355       59.70
September 2010..............................         18       3,751,755      0.31     7.002      356       84.07
October 2010................................         19       5,245,993      0.43     6.293      357       78.12
November 2010...............................          1         232,486      0.02     6.600      358       85.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-12

                            Aggregate Mortgage Loans

                 Geographic Distribution of Mortgaged Properties

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
Geographic Distribution of Mortgaged Properties    Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
----------------------------------------------- --------- -------------  ---------  --------  ---------  --------
California..................................        993    $263,356,118     21.44%    6.994%     346       79.06%
Florida.....................................        918     145,069,681     11.81     7.543      347       82.14
Illinois....................................        623      97,792,887      7.96     7.431      350       82.88
Arizona.....................................        304      52,205,866      4.25     7.333      350       81.89
New York....................................        192      48,828,098      3.98     7.090      354       79.51
Maryland....................................        221      46,209,273      3.76     7.275      351       80.31
Virginia....................................        250      45,896,915      3.74     7.369      349       80.96
Michigan....................................        366      36,849,898      3.00     7.717      351       84.22
Pennsylvania................................        286      35,825,580      2.92     7.440      352       83.35
New Jersey..................................        143      33,066,076      2.69     7.412      352       83.03
Texas.......................................        294      32,022,229      2.61     7.583      347       83.12
Washington..................................        180      30,879,177      2.51     7.197      348       82.93
Ohio........................................        298      30,834,938      2.51     7.469      347       85.32
Georgia.....................................        244      29,557,547      2.41     7.645      346       83.66
Nevada......................................        135      26,791,790      2.18     7.082      347       80.88
Other.......................................      2,180     273,105,755     22.23     7.519      349       83.29
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Number of States/District of Columbia Represented: 50


                                     III-13

                            Aggregate Mortgage Loans

                                    Occupancy

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                   Occupancy                       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Primary.....................................      7,185  $1,163,301,085     94.71%    7.339%     348       81.94%
Investment..................................        376      54,092,166      4.40     7.513      355       80.09
Second Home.................................         66      10,898,578      0.89     7.547      351       77.30
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====


                                  Property Type

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                 Property Type                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Single Family Residence.....................      6,301    $981,517,987     79.91%    7.328%     349       81.61%
Planned Unit Development....................        493      98,161,643      7.99     7.400      349       83.46
2-4 Family..................................        394      85,503,346      6.96     7.475      348       81.55
Condominium.................................        439      63,108,853      5.14     7.428      348       82.88
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-14

                            Aggregate Mortgage Loans

                                  Loan Purpose

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                  Loan Purpose                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Refinance - Cashout.........................      3,324    $597,750,706     48.67%    7.262%     353       79.87%
Purchase....................................      3,873     563,995,032     45.92     7.483      343       83.92
Refinance - Rate Term.......................        430      66,546,091      5.42     6.996      350       81.53
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====


                               Documentation Level

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
              Documentation Level                  Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Full Documentation..........................      4,234    $623,304,321     50.75%    7.258%     352       82.56%
Stated Documentation........................      3,344     597,416,793     48.64     7.451      345       81.07
Limited Documentation.......................         49       7,570,714      0.62     6.855      350       80.54
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-15

                            Aggregate Mortgage Loans

                             Range of Credit Scores

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
             Range of Credit Scores                Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
500 - 524...................................        174    $ 26,039,837      2.12%    8.334%     355       74.39%
525 - 549...................................        416      63,126,161      5.14     8.081      354       77.51
550 - 574...................................        559      89,333,436      7.27     7.782      355       79.09
575 - 599...................................      1,070     162,115,977     13.20     7.479      356       82.01
600 - 624...................................      1,158     185,124,781     15.07     7.358      350       82.20
625 - 649...................................      1,530     242,877,805     19.77     7.267      347       82.45
650 - 674...................................      1,242     207,729,975     16.91     7.148      345       82.56
675 - 699...................................        719     121,216,921      9.87     7.125      342       82.95
700 - 724...................................        370      63,370,753      5.16     7.024      342       83.06
725 - 749...................................        209      36,491,670      2.97     6.975      343       83.03
750 - 774...................................        129      21,640,838      1.76     7.084      343       83.25
775 - 799...................................         42       6,845,591      0.56     6.853      336       83.74
800 +.......................................          9       2,378,083      0.19     6.853      341       81.71
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 500
            Maximum: 818
            Non-Zero Weighted Average: 633


                                     III-16

                            Aggregate Mortgage Loans

                        Original Prepayment Penalty Term

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
   Original Prepayment Penalty Term (months)       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
0...........................................      1,370    $203,140,195     16.54%    7.682%     348       82.41%
6...........................................         17       3,898,150      0.32     7.215      356       81.11
7...........................................          1         152,000      0.01     7.950      356       80.00
12..........................................        384      86,831,374      7.07     7.347      352       81.23
18..........................................          3         374,036      0.03     7.838      356       85.06
24..........................................      3,788     630,971,053     51.37     7.217      351       81.95
30..........................................         14       2,706,630      0.22     7.380      356       78.09
36..........................................      1,612     224,615,263     18.29     7.517      341       82.13
42..........................................          1         104,017      0.01     7.999      356       70.00
48..........................................          2         252,478      0.02     7.082      355       82.88
60..........................................        435      75,246,633      6.13     7.057      344       79.08
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 6 months
            Maximum: 60 months
            Non-Zero Weighted Average: 28 months


                                     III-17

                            Aggregate Mortgage Loans

                                  Lien Position

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                 Lien Position                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
1st Lien....................................      6,624  $1,180,249,185     96.09%    7.223%     355       81.10%
2nd Lien....................................      1,003      48,042,644      3.91    10.433      190       99.65
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====


                           Original Interest Only Term

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
      Original Interest Only Term (months)         Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
0...........................................      6,523    $934,710,130     76.10%    7.509%     346       82.06%
24..........................................         43      11,376,149      0.93     6.878      355       81.45
36..........................................         62      11,863,034      0.97     7.203      355       82.75
60..........................................        991     267,948,503     21.81     6.826      357       81.05
84..........................................          8       2,394,012      0.19     6.394      357       72.54
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      7,627  $1,228,291,829    100.00%    7.349%     349       81.82%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-18

                             Group I Mortgage Loans

                                  Product Types

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                 Product Types                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed - 10 Year.............................          2    $    108,408      0.02%    7.051%     117       66.48%
Fixed - 15 Year.............................         20       1,487,940      0.26     7.706      176       74.30
Fixed - 20 Year.............................         34       1,585,329      0.28     8.798      236       86.86
Fixed - 30 Year.............................        443      56,679,733      9.95     7.523      356       78.18
Balloon - 15/30.............................        542      19,104,830      3.36    10.459      176       98.69
Balloon - 30/40.............................          9       1,492,179      0.26     7.498      356       88.04
ARM - 2 Year/6 Month Balloon 30/40..........        114      16,503,522      2.90     7.835      356       85.79
ARM - 3 Year/6 Month Balloon 30/40..........          5         581,053      0.10     7.810      357       88.10
ARM - 6 Month...............................          5       1,092,366      0.19     6.908      355       77.85
ARM - 2 Year/6 Month........................      1,874     264,062,230     46.38     7.318      356       80.05
ARM - 3 Year/6 Month........................        528      78,357,343     13.76     7.485      356       79.67
Interest Only ARM - 2 Year/6 Month - 24
Month IO term...............................         25       4,426,860      0.78     6.926      354       81.43
Interest Only ARM - 3 Year/6 Month - 36
Month IO term...............................         41       6,088,468      1.07     7.491      355       84.33
Interest Only ARM - 2 Year/6 Month - 60
Month IO term...............................        413      92,001,044     16.16     6.874      357       81.23
Interest Only ARM - 3 Year/6 Month - 60
Month IO term...............................        117      25,823,378      4.54     6.711      357       81.84
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-19

                             Group I Mortgage Loans

                          Range of Gross Interest Rates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
       Range of Gross Interest Rates (%)           Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
4.000 - 4.999...............................          1    $    193,577      0.03%    4.990%     354       55.71%
5.000 - 5.999...............................        157      34,078,443      5.99     5.796      356       76.53
6.000 - 6.999...............................      1,161     203,645,488     35.77     6.624      356       77.93
7.000 - 7.999...............................      1,459     215,735,405     37.89     7.480      355       81.26
8.000 - 8.999...............................        624      73,316,313     12.88     8.450      351       84.47
9.000 - 9.999...............................        326      26,605,507      4.67     9.442      327       87.77
10.000 - 10.999.............................        240       9,693,185      1.70    10.515      214       97.31
11.000 - 11.999.............................        160       4,924,976      0.86    11.444      199       98.70
12.000 - 12.999.............................         19         530,508      0.09    12.350      193       99.08
13.000 - 13.999.............................         14         406,206      0.07    13.392      177      100.00
14.000 - 14.999.............................         11         265,076      0.05    14.379      177      100.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 4.990%
            Maximum: 14.875%
            Weighted Average: 7.387%


                                     III-20

                             Group I Mortgage Loans

                    Range of Cut-off Date Principal Balances

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
  Range of Cut-off Date Principal Balances ($)     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
1 - 25,000..................................        200    $  3,934,098      0.69%   10.919%     187       99.51%
25,001 - 50,000.............................        330      12,067,364      2.12    10.219      210       95.90
50,001 - 75,000.............................        584      36,410,916      6.39     8.321      330       84.67
75,001 - 100,000............................        577      50,464,453      8.86     7.653      352       80.68
100,001 - 125,000...........................        549      61,656,734     10.83     7.444      354       81.00
125,001 - 150,000...........................        471      64,651,766     11.35     7.345      355       80.08
150,001 - 175,000...........................        348      56,337,536      9.89     7.311      356       80.44
175,001 - 200,000...........................        278      52,140,405      9.16     7.236      355       79.78
200,001 - 225,000...........................        195      41,668,751      7.32     7.125      356       79.93
225,001 - 250,000...........................        153      36,362,385      6.39     7.008      356       77.94
250,001 - 275,000...........................        120      31,450,332      5.52     7.134      356       79.73
275,001 - 300,000...........................        113      32,576,872      5.72     6.902      356       79.04
300,001 - 325,000...........................         71      22,323,953      3.92     7.041      356       81.09
325,001 - 350,000...........................         63      21,296,659      3.74     6.928      356       81.93
350,001 - 375,000...........................         51      18,432,525      3.24     6.902      356       81.44
375,001 - 400,000...........................         43      16,704,612      2.93     7.044      356       79.44
400,001 - 425,000...........................         21       8,607,887      1.51     7.064      356       82.97
425,001 - 450,000...........................          3       1,315,097      0.23     7.239      356       80.00
475,001 - 500,000...........................          2         992,340      0.17     6.637      357       81.62
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: $9,815
            Maximum: $498,496
            Average: $136,480


                                     III-21

                             Group I Mortgage Loans

                              Stated Original Term

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
         Stated Original Term (months)             Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
120.........................................          2    $    108,408      0.02%    7.051%     117       66.48%
180.........................................        562      20,592,769      3.62    10.260      176       96.93
240.........................................         34       1,585,329      0.28     8.798      236       86.86
360.........................................      3,574     547,108,177     96.09     7.274      356       80.34
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 120 months
            Maximum: 360 months
            Weighted Average: 353 months


                         Range of Stated Remaining Terms

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
    Range of Stated Remaining Terms (months)       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
109 - 120...................................          2    $    108,408      0.02%    7.051%     117       66.48%
169 - 180...................................        562      20,592,769      3.62    10.260      176       96.93
229 - 240...................................         34       1,585,329      0.28     8.798      236       86.86
349 - 360...................................      3,574     547,108,177     96.09     7.274      356       80.34
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 116 months
            Maximum: 358 months
            Weighted Average: 349 months


                                     III-22

                             Group I Mortgage Loans

                      Range of Combined Original LTV Ratios

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
   Range of Combined Original LTV Ratios (%)       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
10.00 or less...............................          2    $    263,378      0.05%    6.884%     356        5.83%
10.01 - 15.00...............................          1          99,727      0.02     6.500      357       12.50
15.01 - 20.00...............................          2         101,142      0.02     7.782      290       18.61
20.01 - 25.00...............................          4         311,565      0.05     7.192      295       23.19
25.01 - 30.00...............................          4         385,698      0.07     6.707      355       28.97
30.01 - 35.00...............................          3         607,967      0.11     7.589      356       33.32
35.01 - 40.00...............................         13       1,811,376      0.32     7.178      356       37.75
40.01 - 45.00...............................         26       3,940,941      0.69     6.804      346       43.08
45.01 - 50.00...............................         23       3,305,414      0.58     6.816      352       47.84
50.01 - 55.00...............................         30       5,268,643      0.93     6.934      353       52.94
55.01 - 60.00...............................         69      12,491,832      2.19     6.903      354       58.09
60.01 - 65.00...............................         84      14,633,702      2.57     7.027      356       62.87
65.01 - 70.00...............................        152      26,477,686      4.65     7.247      355       68.60
70.01 - 75.00...............................        197      36,491,499      6.41     7.096      356       73.73
75.01 - 80.00...............................      1,790     254,188,749     44.64     7.071      356       79.82
80.01 - 85.00...............................        326      52,406,332      9.20     7.579      355       84.29
85.01 - 90.00...............................        582      97,450,504     17.11     7.568      354       89.60
90.01 - 95.00...............................        163      22,930,482      4.03     7.757      348       94.50
95.01 - 100.00..............................        701      36,228,045      6.36     9.510      268       99.94
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 5.50%
            Maximum: 100.00%
            Weighted Average: 80.96%


                                     III-23

                             Group I Mortgage Loans

                             Range of Gross Margins

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
           Range of Gross Margins (%)              Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,050    $ 80,458,418     14.13%    8.248%     307       83.31%
3.500 or less...............................         16       3,834,244      0.67     6.797      356       77.23
3.501 - 4.000...............................         57      10,350,594      1.82     7.056      357       79.93
4.001 - 4.500...............................         16       3,235,517      0.57     5.891      356       79.43
4.501 - 5.000...............................         91      18,037,145      3.17     5.917      356       78.59
5.001 - 5.500...............................        211      37,436,326      6.57     6.330      356       78.58
5.501 - 6.000...............................        454      77,253,800     13.57     6.637      356       78.91
6.001 - 6.500...............................        650     102,483,397     18.00     7.041      356       79.67
6.501 - 7.000...............................        639      99,224,165     17.43     7.344      356       80.04
7.001 - 7.500...............................        423      64,692,688     11.36     7.733      356       82.64
7.501 - 8.000...............................        308      41,519,177      7.29     8.213      356       83.90
8.001 - 8.500...............................        148      19,099,202      3.35     8.738      356       84.90
8.501 - 9.000...............................         65       7,273,151      1.28     9.097      356       84.18
9.001 - 9.500...............................         32       3,504,704      0.62     9.408      355       85.27
9.501 - 10.000..............................         10         853,739      0.15    10.040      355       88.72
Greater than 10.000.........................          2         138,415      0.02    11.064      355       89.72
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 1.420%
            Maximum: 10.990%
            Non-Zero Weighted Average: 6.490%


                                     III-24

                             Group I Mortgage Loans

                         Range of Minimum Mortgage Rates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
      Range of Minimum Mortgage Rates (%)          Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,050    $ 80,458,418     14.13%    8.248%     307       83.31%
5.000 or less...............................          2         408,996      0.07     4.995      354       58.84
5.001 - 5.500...............................         23       4,836,991      0.85     5.402      356       74.60
5.501 - 6.000...............................        139      29,598,167      5.20     5.873      356       76.96
6.001 - 6.500...............................        346      64,234,109     11.28     6.323      356       77.64
6.501 - 7.000...............................        696     121,421,215     21.32     6.812      356       79.04
7.001 - 7.500...............................        718     110,617,662     19.43     7.298      356       81.43
7.501 - 8.000...............................        562      80,795,781     14.19     7.767      356       81.99
8.001 - 8.500...............................        265      34,571,506      6.07     8.264      356       83.85
8.501 - 9.000...............................        191      22,840,382      4.01     8.756      356       84.71
9.001 - 9.500...............................        113      13,166,745      2.31     9.273      356       85.55
9.501 - 10.000..............................         54       5,212,965      0.92     9.787      356       85.71
10.001 -10.500..............................          4         504,532      0.09    10.377      355       83.47
10.501 - 11.000.............................          4         408,924      0.07    10.797      355       89.45
11.001 - 11.500.............................          4         269,832      0.05    11.303      355       88.65
11.501 - 12.000.............................          1          48,458      0.01    12.000      354       90.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 4.990%
            Maximum: 12.000%
            Non-Zero Weighted Average: 7.245%


                                     III-25

                             Group I Mortgage Loans

                         Range of Maximum Mortgage Rates


                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
      Range of Maximum Mortgage Rates (%)          Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,050    $ 80,458,418     14.13%    8.248%     307       83.31%
12.500 or less..............................        316      55,379,047      9.73     6.067      356       77.61
12.501 - 13.000.............................        404      67,058,583     11.78     6.673      356       78.68
13.001 - 13.500.............................        606      97,929,540     17.20     6.967      356       79.90
13.501 - 14.000.............................        649     108,770,844     19.10     7.192      356       79.89
14.001 - 14.500.............................        372      58,670,209     10.30     7.520      356       82.43
14.501 - 15.000.............................        325      46,125,263      8.10     7.956      356       82.25
15.001 - 15.500.............................        198      26,362,531      4.63     8.454      356       82.88
15.501 - 16.000.............................        134      16,004,743      2.81     8.901      356       85.91
16.001 - 16.500.............................         72       8,331,672      1.46     9.291      356       88.12
16.501 - 17.000.............................         35       3,211,603      0.56     9.814      356       89.08
17.001 - 17.500.............................          3         430,372      0.08    10.358      355       84.93
17.501 - 18.000.............................          3         343,568      0.06    10.761      355       88.40
18.001 - 18.500.............................          4         269,832      0.05    11.303      355       88.65
18.501 - 19.000.............................          1          48,458      0.01    12.000      354       90.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 11.000%
            Maximum: 19.000%
            Non-Zero Weighted Average: 13.737%


                                     III-26

                             Group I Mortgage Loans

                              Initial Periodic Cap


                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
            Initial Periodic Cap (%)               Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,050    $ 80,458,418     14.13%    8.248%     307       83.31%
1.000.......................................          6       1,191,070      0.21     6.783      355       76.35
1.500.......................................        537      88,165,719     15.48     7.512      355       80.34
2.000.......................................         63      13,850,493      2.43     6.847      357       81.37
3.000.......................................      2,516     385,728,984     67.74     7.200      357       80.61
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 1.000%
            Maximum: 3.000%
            Non-Zero Weighted Average: 2.696%


                            Subsequent Periodic Cap

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
          Subsequent Periodic Cap (%)              Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,050    $ 80,458,418     14.13%    8.248%     307       83.31%
1.000.......................................      1,699     249,639,887     43.84     7.168      356       80.31
1.500.......................................      1,423     239,296,378     42.03     7.325      356       80.84
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 1.000%
            Maximum: 1.500%
            Non-Zero Weighted Average: 1.245%


                                     III-27

                             Group I Mortgage Loans

                           Next Rate Adjustment Dates


                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
           Next Rate Adjustment Dates              Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................      1,050    $ 80,458,418     14.13%    8.248%     307       83.31%
February 2006...............................          3         754,592      0.13     7.296      355       82.79
July 2006...................................          2         337,774      0.06     6.041      354       66.82
May 2007....................................          2         209,992      0.04     9.284      352       93.89
June 2007...................................         31       4,494,594      0.79     7.106      353       81.41
July 2007...................................        101      15,302,826      2.69     7.167      354       76.81
August 2007.................................        216      34,383,351      6.04     7.309      355       78.91
September 2007..............................      1,030     149,725,659     26.30     7.289      356       80.64
October 2007................................      1,028     169,474,621     29.76     7.165      357       81.23
November 2007...............................         18       3,402,614      0.60     7.161      358       80.11
May 2008....................................          2         173,015      0.03     8.551      353       83.29
June 2008...................................         13       1,992,560      0.35     6.978      353       82.62
July 2008...................................         98      14,630,451      2.57     7.638      354       82.05
August 2008.................................        204      29,712,862      5.22     7.638      355       80.70
September 2008..............................        118      18,356,420      3.22     7.214      356       80.08
October 2008................................        241      43,279,665      7.60     7.029      357       79.78
November 2008...............................         15       2,705,270      0.48     7.112      358       81.68
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-28

                             Group I Mortgage Loans

                 Geographic Distribution of Mortgaged Properties

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
Geographic Distribution of Mortgaged Properties    Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
----------------------------------------------- --------- -------------  ---------  --------  ---------  --------
California..................................        418    $ 95,464,725     16.77%    6.977%     352       75.70%
Florida.....................................        433      61,036,566     10.72     7.511      351       80.63
Illinois....................................        362      50,370,402      8.85     7.379      347       82.14
Arizona.....................................        174      25,522,913      4.48     7.412      350       81.51
Virginia....................................        134      22,268,432      3.91     7.339      349       80.45
Michigan....................................        236      21,935,560      3.85     7.763      351       83.89
Maryland....................................        110      20,718,781      3.64     7.325      351       80.23
New York....................................         82      17,382,048      3.05     6.971      354       77.63
Pennsylvania................................        158      17,338,396      3.05     7.499      351       82.15
Washington..................................        112      17,117,207      3.01     7.047      347       82.69
Georgia.....................................        151      15,420,746      2.71     7.731      344       83.72
New Jersey..................................         69      14,831,616      2.60     7.489      354       81.78
Texas.......................................        155      14,180,151      2.49     7.684      347       82.87
Ohio........................................        156      13,221,970      2.32     7.692      343       85.41
Nevada......................................         68      12,207,902      2.14     6.951      352       81.59
Other.......................................      1,354     150,377,269     26.41     7.564      347       82.75
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Number of States/District of Columbia Represented: 50


                                     III-29

                             Group I Mortgage Loans

                                    Occupancy

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                   Occupancy                       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Primary.....................................      3,842    $524,701,414     92.15%    7.368%     349       80.98%
Investment..................................        281      37,306,289      6.55     7.584      355       81.24
Second Home.................................         49       7,386,980      1.30     7.700      352       77.80
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====


                                  Property Type

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                 Property Type                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Single Family Residence.....................      3,465    $459,711,134     80.74%    7.375%     349       80.70%
Planned Unit Development....................        240      39,255,190      6.89     7.431      350       82.32
2-4 Family..................................        196      37,110,630      6.52     7.416      352       80.95
Condominium.................................        271      33,317,730      5.85     7.466      348       82.93
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-30

                             Group I Mortgage Loans

                                  Loan Purpose

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                  Loan Purpose                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Refinance - Cashout.........................      1,834    $314,312,408     55.20%    7.299%     353       78.73%
Purchase....................................      2,128     222,332,986     39.05     7.558      345       84.09
Refinance - Rate Term.......................        210      32,749,289      5.75     7.059      350       81.07
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====


                               Documentation Level

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
              Documentation Level                  Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Full Documentation..........................      2,275    $284,941,770     50.04%    7.300%     350       82.11%
Stated Documentation........................      1,866     280,133,291     49.20     7.485      348       79.80
Limited Documentation.......................         31       4,319,623      0.76     6.747      352       80.48
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-31

                             Group I Mortgage Loans

                             Range of Credit Scores

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
             Range of Credit Scores                Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
500 - 524...................................         73    $ 11,450,294      2.01%    8.330%     355       73.07%
525 - 549...................................        212      32,526,260      5.71     7.999      354       74.55
550 - 574...................................        280      42,532,318      7.47     7.839      355       76.58
575 - 599...................................        638      89,512,345     15.72     7.472      356       80.65
600 - 624...................................        680      92,028,980     16.16     7.369      349       81.75
625 - 649...................................        853     110,529,426     19.41     7.325      348       82.29
650 - 674...................................        643      86,668,059     15.22     7.181      347       82.02
675 - 699...................................        378      48,694,611      8.55     7.132      343       82.62
700 - 724...................................        202      27,995,944      4.92     7.081      342       83.26
725 - 749...................................        112      14,634,437      2.57     6.947      345       83.20
750 - 774...................................         72       8,254,938      1.45     7.227      342       82.55
775 - 799...................................         26       3,832,143      0.67     6.769      348       83.46
800 +.......................................          3         734,929      0.13     7.129      356       79.87
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 500
            Maximum: 818
            Non-Zero Weighted Average: 628


                                     III-32

                             Group I Mortgage Loans

                        Original Prepayment Penalty Term

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
   Original Prepayment Penalty Term (months)       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
0...........................................        804    $ 98,730,875     17.34%    7.721%     347       81.59%
6...........................................          6       1,103,819      0.19     7.490      356       81.68
12..........................................        204      36,562,797      6.42     7.350      352       79.90
18..........................................          1          92,905      0.02     9.250      356       95.00
24..........................................      2,196     307,388,860     53.99     7.281      351       81.18
30..........................................          7       1,328,838      0.23     7.320      356       72.65
36..........................................        954     124,186,590     21.81     7.393      347       80.29
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 6 months
            Maximum: 36 months
            Non-Zero Weighted Average: 26 months



                                  Lien Position

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                 Lien Position                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
1st Lien....................................      3,579    $549,035,238     96.42%    7.270%     355       80.27%
2nd Lien....................................        593      20,359,445      3.58    10.524      189       99.45
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-33

                             Group I Mortgage Loans

                           Original Interest Only Term

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
      Original Interest Only Term (months)         Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
0...........................................      3,576    $441,054,934     77.46%    7.536%     347       80.80%
24..........................................         25       4,426,860      0.78     6.926      354       81.43
36..........................................         41       6,088,468      1.07     7.491      355       84.33
60..........................................        530     117,824,422     20.69     6.838      357       81.37
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      4,172    $569,394,683    100.00%    7.387%     349       80.96%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-34

                             Group II Mortgage Loans

                                  Product Types

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                 Product Types                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed - 10 Year.............................          3    $    271,872      0.04%    8.065%     116       84.75%
Fixed - 15 Year.............................         21       2,469,547      0.37     7.043      176       66.83
Fixed - 20 Year.............................         17       1,578,697      0.24     8.110      236       90.82
Fixed - 25 Year.............................          1         684,132      0.10     6.200      294       71.13
Fixed - 30 Year.............................        339      60,663,687      9.21     7.169      355       79.28
Balloon - 15/30.............................        377      26,257,927      3.99    10.281      176       98.95
Balloon - 30/40.............................         11       2,007,806      0.30     7.016      356       86.02
ARM - 2 Year/6 Month Balloon 30/40..........        137      34,369,918      5.22     7.588      356       83.60
ARM - 3 Year/6 Month Balloon 30/40..........          7       1,940,891      0.29     7.867      356       83.86
ARM - 5 Year/6 Month Balloon 30/40..........          4         606,692      0.09     7.761      356       78.15
ARM - 6 Month...............................          6       1,687,794      0.26     6.478      355       84.98
ARM - 2 Year/6 Month........................      1,455     261,489,283     39.69     7.262      356       82.77
ARM - 3 Year/6 Month........................        557      97,542,629     14.80     7.515      356       82.58
ARM - 5 Year/6 Month........................         12       2,084,321      0.32     7.334      356       85.42
Interest Only ARM - 2 Year/6 Month - 24
Month IO term...............................         18       6,949,289      1.05     6.847      355       81.46
Interest Only ARM - 3 Year/6 Month - 36
Month IO term...............................         21       5,774,566      0.88     6.900      355       81.10
Interest Only Fixed - 30 Year - 60 Month IO
term........................................         48      11,406,123      1.73     6.977      356       77.10
Interest Only ARM - 2 Year/6 Month - 60
Month IO term...............................        350     117,243,010     17.79     6.827      356       81.08
Interest Only ARM - 3 Year/6 Month - 60
Month IO term...............................         48      17,130,632      2.60     6.801      357       81.06
Interest Only ARM - 5 Year/6 Month - 60
Month IO term...............................         15       4,344,316      0.66     6.177      357       82.34
Interest Only ARM - 5 Year/6 Month - 84
Month IO term...............................          8       2,394,012      0.36     6.394      357       72.54
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-35

                             Group II Mortgage Loans

                          Range of Gross Interest Rates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
       Range of Gross Interest Rates (%)           Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
5.000 - 5.999...............................        185    $ 50,893,129      7.72%    5.792%     355       78.12%
6.000 - 6.999...............................      1,048     249,373,950     37.85     6.603      355       79.63
7.000 - 7.999...............................      1,184     234,090,575     35.53     7.490      355       83.47
8.000 - 8.999...............................        500      78,915,690     11.98     8.463      350       85.09
9.000 - 9.999...............................        265      28,018,574      4.25     9.522      296       91.85
10.000 - 10.999.............................        184      12,429,555      1.89    10.529      202       98.71
11.000 - 11.999.............................         71       4,004,298      0.61    11.395      207       99.18
12.000 - 12.999.............................         14         930,811      0.14    12.533      211       99.74
13.000 - 13.999.............................          2         124,616      0.02    13.174      176       98.56
14.000 - 14.999.............................          2         115,946      0.02    14.755      177      100.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 5.050%
            Maximum: 14.875%
            Weighted Average: 7.316%


                                     III-36

                             Group II Mortgage Loans

                    Range of Cut-off Date Principal Balances

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
  Range of Cut-off Date Principal Balances ($)     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
----------------------------------------------  --------- -------------  ---------  --------  ---------  --------
1 - 25,000..................................         25    $    507,547      0.08%   11.301%     176       99.01%
25,001 - 50,000.............................        143       5,793,279      0.88    10.169      211       94.57
50,001 - 75,000.............................        343      22,111,309      3.36     8.981      297       89.68
75,001 - 100,000............................        424      37,209,243      5.65     8.267      317       86.51
100,001 - 125,000...........................        421      47,648,067      7.23     7.668      341       82.78
125,001 - 150,000...........................        351      48,344,819      7.34     7.381      352       81.65
150,001 - 175,000...........................        310      50,303,123      7.63     7.322      352       81.99
175,001 - 200,000...........................        255      47,991,094      7.28     7.310      352       82.43
200,001 - 225,000...........................        201      42,836,301      6.50     7.261      354       82.62
225,001 - 250,000...........................        151      35,881,903      5.45     7.144      356       80.32
250,001 - 275,000...........................        129      33,844,396      5.14     7.086      356       82.22
275,001 - 300,000...........................        114      32,714,275      4.97     7.101      352       82.66
300,001 - 325,000...........................         69      21,761,387      3.30     7.008      356       81.11
325,001 - 350,000...........................         72      24,375,276      3.70     7.077      356       82.14
350,001 - 375,000...........................         77      27,924,250      4.24     7.050      354       81.91
375,001 - 400,000...........................         42      16,322,074      2.48     7.048      356       84.48
400,001 - 425,000...........................         50      20,731,453      3.15     6.847      356       80.59
425,001 - 450,000...........................         63      27,611,647      4.19     6.903      356       80.89
450,001 - 475,000...........................         45      20,882,556      3.17     6.871      356       81.49
475,001 - 500,000...........................         62      30,415,142      4.62     6.939      356       80.48
500,001 - 750,000...........................        106      61,913,262      9.40     7.022      353       82.62
750,001 - 1,000,000.........................          2       1,774,743      0.27     5.807      354       68.31
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: $15,983
            Maximum: $967,771
            Average: $190,708


                                     III-37

                             Group II Mortgage Loans

                              Stated Original Term

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
         Stated Original Term (months)             Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
120.........................................          3    $    271,872      0.04%    8.065%     116       84.75%
180.........................................        398      28,727,474      4.36    10.003      176       96.19
240.........................................         17       1,578,697      0.24     8.110      236       90.82
300.........................................          1         684,132      0.10     6.200      294       71.13
360.........................................      3,036     627,634,969     95.26     7.192      356       81.93
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 120 months
            Maximum: 360 months
            Weighted Average: 352 months


                                     III-38

                             Group II Mortgage Loans

                         Range of Stated Remaining Terms

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
    Range of Stated Remaining Terms (months)       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
109 - 120...................................          3    $    271,872      0.04%    8.065%     116       84.75%
169 - 180...................................        398      28,727,474      4.36    10.003      176       96.19
229 - 240...................................         17       1,578,697      0.24     8.110      236       90.82
289 - 300...................................          1         684,132      0.10     6.200      294       71.13
349 - 360...................................      3,036     627,634,969     95.26     7.192      356       81.93
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 116 months
            Maximum: 358 months
            Weighted Average: 348 months


                                     III-39

                             Group II Mortgage Loans

                      Range of Combined Original LTV Ratios

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
   Range of Combined Original LTV Ratios (%)       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
15.01 - 20.00...............................          1    $     29,888      0.00%    6.990%     356       17.65%
20.01 - 25.00...............................          1          49,884      0.01     8.750      356       20.41
30.01 - 35.00...............................          9         832,502      0.13     7.583      340       32.12
35.01 - 40.00...............................          6         653,709      0.10     6.771      299       36.15
40.01 - 45.00...............................         12       2,226,162      0.34     6.699      341       43.41
45.01 - 50.00...............................         17       3,515,432      0.53     6.896      355       48.60
50.01 - 55.00...............................         27       5,360,518      0.81     6.500      337       52.79
55.01 - 60.00...............................         43       6,968,774      1.06     6.953      356       58.07
60.01 - 65.00...............................         40       7,794,952      1.18     6.652      355       63.63
65.01 - 70.00...............................        113      22,329,416      3.39     6.937      356       68.48
70.01 - 75.00...............................        154      36,891,091      5.60     7.025      353       73.76
75.01 - 80.00...............................      1,409     303,526,644     46.07     6.981      355       79.82
80.01 - 85.00...............................        346      70,513,668     10.70     7.377      355       84.41
85.01 - 90.00...............................        534     113,578,066     17.24     7.499      355       89.56
90.01 - 95.00...............................        159      29,471,153      4.47     7.724      350       94.61
95.01 - 100.00..............................        584      55,155,287      8.37     9.114      275       99.90
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Minimum: 17.65%
            Maximum: 100.00%
            Weighted Average: 82.57%


                                     III-40

                             Group II Mortgage Loans

                             Range of Gross Margins

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
           Range of Gross Margins (%)              Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................        817    $105,339,791     15.99%    7.928%     304       83.92%
3.500 or less...............................          5       1,360,196      0.21     6.731      356       82.71
3.501 - 4.000...............................        102      19,285,053      2.93     7.396      357       82.57
4.001 - 4.500...............................         24       5,548,961      0.84     5.852      356       81.36
4.501 - 5.000...............................        108      27,411,588      4.16     5.990      356       80.20
5.001 - 5.500...............................        228      59,564,913      9.04     6.389      356       79.12
5.501 - 6.000...............................        456     109,288,494     16.59     6.660      356       80.35
6.001 - 6.500...............................        444      99,134,899     15.05     7.119      356       81.69
6.501 - 7.000...............................        487     100,226,416     15.21     7.412      356       83.41
7.001 - 7.500...............................        347      65,127,711      9.88     7.895      356       84.68
7.501 - 8.000...............................        251      39,699,734      6.03     8.189      356       85.97
8.001 - 8.500...............................         87      12,801,688      1.94     8.741      356       84.54
8.501 - 9.000...............................         65       9,054,621      1.37     8.955      356       88.52
9.001 - 9.500...............................         23       3,141,375      0.48     9.336      356       87.92
9.501 - 10.000..............................          8       1,627,832      0.25     9.546      355       88.66
Greater than 10.000.........................          3         283,874      0.04    10.340      355       85.94
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 1.930%
            Maximum: 10.450%
            Non-Zero Weighted Average: 6.334%


                                     III-41

                             Group II Mortgage Loans

                         Range of Minimum Mortgage Rates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
      Range of Minimum Mortgage Rates (%)          Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................        817    $105,339,791     15.99%    7.928%     304       83.92%
5.001 - 5.500...............................         23       5,849,254      0.89     5.378      356       80.99
5.501 - 6.000...............................        152      41,959,026      6.37     5.856      356       78.63
6.001 - 6.500...............................        295      75,290,643     11.43     6.313      356       79.53
6.501 - 7.000...............................        600     140,744,402     21.36     6.807      356       81.17
7.001 - 7.500...............................        516     107,995,839     16.39     7.287      356       82.92
7.501 - 8.000...............................        534     100,060,447     15.19     7.767      356       84.39
8.001 - 8.500...............................        212      37,440,948      5.68     8.283      356       84.60
8.501 - 9.000...............................        181      27,601,982      4.19     8.783      356       85.51
9.001 - 9.500...............................         74       9,984,426      1.52     9.283      356       86.18
9.501 - 10.000..............................         39       5,557,018      0.84     9.747      356       88.23
10.001 -10.500..............................          8         742,565      0.11    10.358      355       90.90
10.501 - 11.000.............................          1         127,763      0.02    11.000      356      100.00
11.001 - 11.500.............................          2         154,121      0.02    11.400      355      100.00
11.501 - 12.000.............................          1          48,922      0.01    11.625      356      100.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 5.050%
            Maximum: 11.625%
            Non-Zero Weighted Average: 7.199%


                                     III-42

                             Group II Mortgage Loans

                         Range of Maximum Mortgage Rates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
      Range of Maximum Mortgage Rates (%)          Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................        817    $105,339,791     15.99%    7.928%     304       83.92%
12.500 or less..............................        279      64,308,347      9.76     6.041      356       80.07
12.501 - 13.000.............................        304      65,736,259      9.98     6.558      356       79.97
13.001 - 13.500.............................        359      82,951,986     12.59     6.801      356       81.30
13.501 - 14.000.............................        505     117,030,441     17.76     7.004      356       81.76
14.001 - 14.500.............................        369      77,516,289     11.76     7.442      356       82.90
14.501 - 15.000.............................        427      82,020,384     12.45     7.842      356       84.32
15.001 - 15.500.............................        151      26,999,589      4.10     8.336      356       84.43
15.501 - 16.000.............................        140      22,139,981      3.36     8.825      356       85.97
16.001 - 16.500.............................         60       8,790,619      1.33     9.283      356       88.32
16.501 - 17.000.............................         32       4,990,089      0.76     9.753      356       88.61
17.001 - 17.500.............................          8         742,565      0.11    10.358      355       90.90
17.501 - 18.000.............................          1         127,763      0.02    11.000      356      100.00
18.001 - 18.500.............................          2         154,121      0.02    11.400      355      100.00
18.501 - 19.000.............................          1          48,922      0.01    11.625      356      100.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 11.240%
            Maximum: 18.625%
            Non-Zero Weighted Average: 13.844%


                                     III-43

                             Group II Mortgage Loans

                              Initial Periodic Cap

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
            Initial Periodic Cap (%)               Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................        817    $105,339,791     15.99%    7.928%     304       83.92%
1.000.......................................          8       1,985,616      0.30     7.828      354       85.62
1.500.......................................        716     154,468,495     23.44     7.500      355       83.24
2.000.......................................         60      21,801,010      3.31     6.891      357       81.16
3.000.......................................      1,854     375,302,233     56.96     7.091      357       81.98
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 1.000%
            Maximum: 3.000%
            Non-Zero Weighted Average: 2.535%


                                     III-44

                             Group II Mortgage Loans

                             Subsequent Periodic Cap

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
          Subsequent Periodic Cap (%)              Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................        817    $105,339,791     15.99%    7.928%     304       83.92%
1.000.......................................      1,059     200,344,410     30.41     6.961      356       81.95
1.500.......................................      1,578     352,814,456     53.55     7.334      356       82.51
2.000.......................................          1         398,488      0.06     8.553      353       90.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 1.000%
            Maximum: 2.000%
            Non-Zero Weighted Average: 1.319%


                                     III-45

                             Group II Mortgage Loans

                           Next Rate Adjustment Dates

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
           Next Rate Adjustment Dates              Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Fixed Rate Loans............................        817    $105,339,791     15.99%    7.928%     304       83.92%
March 2006..................................          4       1,152,590      0.17     6.251      356       80.65
July 2006...................................          2         535,204      0.08     6.966      354       94.32
March 2007..................................          1         357,807      0.05     7.250      350       95.00
April 2007..................................          3         764,898      0.12     8.067      351       90.33
May 2007....................................          8       1,954,729      0.30     7.601      352       77.33
June 2007...................................         28       6,435,172      0.98     7.390      353       84.45
July 2007...................................         76      18,102,006      2.75     7.136      354       84.00
August 2007.................................        165      32,638,926      4.95     7.156      355       82.49
September 2007..............................        869     173,663,778     26.36     7.286      356       82.25
October 2007................................        788     181,614,774     27.56     7.028      357       82.12
November 2007...............................         22       4,519,410      0.69     7.153      358       83.96
June 2008...................................          6         774,260      0.12     7.780      353       85.90
July 2008...................................         73      14,610,061      2.22     7.232      354       83.52
August 2008.................................        151      28,130,027      4.27     7.541      355       83.72
September 2008..............................        132      23,370,673      3.55     7.499      356       83.25
October 2008................................        235      49,221,826      7.47     7.261      357       80.76
November 2008...............................         36       6,281,873      0.95     7.666      358       81.59
August 2010.................................          1         199,108      0.03     6.625      355       59.70
September 2010..............................         18       3,751,755      0.57     7.002      356       84.07
October 2010................................         19       5,245,993      0.80     6.293      357       78.12
November 2010...............................          1         232,486      0.04     6.600      358       85.00
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-46

                             Group II Mortgage Loans

                 Geographic Distribution of Mortgaged Properties

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
Geographic Distribution of Mortgaged Properties    Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
----------------------------------------------- --------- -------------  ---------  --------  ---------  --------
California..................................        575    $167,891,394     25.48%    7.003%     343       80.97%
Florida.....................................        485      84,033,116     12.75     7.567      345       83.23
Illinois....................................        261      47,422,485      7.20     7.486      352       83.67
New York....................................        110      31,446,050      4.77     7.156      354       80.54
Arizona.....................................        130      26,682,953      4.05     7.258      350       82.26
Maryland....................................        111      25,490,492      3.87     7.234      351       80.38
Virginia....................................        116      23,628,483      3.59     7.397      349       81.45
Pennsylvania................................        128      18,487,184      2.81     7.385      352       84.47
New Jersey..................................         74      18,234,460      2.77     7.349      351       84.05
Texas.......................................        139      17,842,078      2.71     7.502      347       83.31
Ohio........................................        142      17,612,968      2.67     7.301      351       85.26
Michigan....................................        130      14,914,338      2.26     7.649      353       84.71
Nevada......................................         67      14,583,888      2.21     7.191      343       80.29
Georgia.....................................         93      14,136,801      2.15     7.551      348       83.59
Washington..................................         68      13,761,970      2.09     7.384      349       83.23
Other.......................................        826     122,728,485     18.63     7.464      351       83.95
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Number of States/District of Columbia Represented: 49


                                     III-47

                             Group II Mortgage Loans

                                   Occupancy

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                   Occupancy                       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Primary.....................................      3,343    $638,599,670     96.92%    7.316%     348       82.73%
Investment..................................         95      16,785,877      2.55     7.356      355       77.53
Second Home.................................         17       3,511,598      0.53     7.223      350       76.26
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%



                                  Property Type

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                 Property Type                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Single Family Residence.....................      2,836    $521,806,853     79.19%    7.286%     348       82.42%
Planned Unit Development....................        253      58,906,453      8.94     7.379      349       84.22
2-4 Family..................................        198      48,392,715      7.34     7.520      345       82.00
Condominium.................................        168      29,791,123      4.52     7.386      348       82.83
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-48

                             Group II Mortgage Loans

                                  Loan Purpose

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                  Loan Purpose                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Purchase....................................      1,745    $341,662,045     51.85%    7.434%     343       83.81%
Refinance - Cashout.........................      1,490     283,438,297     43.02     7.220      354       81.14
Refinance - Rate Term.......................        220      33,796,803      5.13     6.935      351       81.98
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====


                               Documentation Level

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
              Documentation Level                  Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
Full Documentation..........................      1,959    $338,362,551     51.35%    7.222%     353       82.94%
Stated Documentation........................      1,478     317,283,502     48.15     7.420      343       82.19
Limited Documentation.......................         18       3,251,092      0.49     6.998      348       80.63
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-49

                             Group II Mortgage Loans

                             Range of Credit Scores

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
             Range of Credit Scores                Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
500 - 524...................................        101    $ 14,589,543      2.21%    8.337%     356       75.44%
525 - 549...................................        204      30,599,902      4.64     8.169      354       80.67
550 - 574...................................        279      46,801,118      7.10     7.730      355       81.37
575 - 599...................................        432      72,603,632     11.02     7.489      356       83.67
600 - 624...................................        478      93,095,801     14.13     7.348      351       82.64
625 - 649...................................        677     132,348,379     20.09     7.219      347       82.58
650 - 674...................................        599     121,061,916     18.37     7.123      344       82.95
675 - 699...................................        341      72,522,310     11.01     7.121      342       83.17
700 - 724...................................        168      35,374,809      5.37     6.978      341       82.90
725 - 749...................................         97      21,857,234      3.32     6.995      341       82.91
750 - 774...................................         57      13,385,900      2.03     6.995      344       83.68
775 - 799...................................         16       3,013,449      0.46     6.960      321       84.10
800 +.......................................          6       1,643,154      0.25     6.729      333       82.54
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 500
            Maximum: 811
            Non-Zero Weighted Average: 636


                                     III-50

                             Group II Mortgage Loans

                        Original Prepayment Penalty Term

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
   Original Prepayment Penalty Term (months)       Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
0...........................................        566    $104,409,320     15.85%    7.645%     349       83.19%
6...........................................         11       2,794,331      0.42     7.106      356       80.88
7...........................................          1         152,000      0.02     7.950      356       80.00
12..........................................        180      50,268,578      7.63     7.344      353       82.20
18..........................................          2         281,131      0.04     7.372      356       81.78
24..........................................      1,592     323,582,194     49.11     7.157      352       82.68
30..........................................          7       1,377,791      0.21     7.438      356       83.33
36..........................................        658     100,428,672     15.24     7.672      334       84.41
42..........................................          1         104,017      0.02     7.999      356       70.00
48..........................................          2         252,478      0.04     7.082      355       82.88
60..........................................        435      75,246,633     11.42     7.057      344       79.08
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====

            Non-Zero Minimum: 6 (months)
            Maximum: 60 (months)
            Non-Zero Weighted Average: 30 (months)


                                     III-51

                             Group II Mortgage Loans

                                  Lien Position

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
                 Lien Position                     Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
1st Lien....................................      3,045    $631,213,946     95.80%    7.183%     355       81.81%
2nd Lien....................................        410      27,683,199      4.20    10.365      191       99.80
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====


                           Original Interest Only Term

                                                                            % of
                                                                          Mortgage
                                                                          Pool by
                                                             Aggregate   Aggregate  Weighted   Weighted  Weighted
                                                  Number      Cut-off     Cut-off    Average   Average    Average
                                                    of         Date         Date      Gross   Remaining  Combined
                                                 Mortgage    Principal   Principal  Interest     Term    Original
      Original Interest Only Term (months)         Loans    Balance ($)   Balance   Rate (%)   (months)   LTV (%)
---------------------------------------------   --------- -------------  ---------  --------  ---------  --------
0...........................................      2,947    $493,655,196     74.92%    7.484%     345       83.18%
24..........................................         18       6,949,289      1.05     6.847      355       81.46
36..........................................         21       5,774,566      0.88     6.900      355       81.10
60..........................................        461     150,124,081     22.78     6.817      356       80.81
84..........................................          8       2,394,012      0.36     6.394      357       72.54
                                                  -----  --------------    ------     -----      ---       -----
      Total/Weighted Average/
      % of Mortgage Loan Pool:..............      3,455    $658,897,145    100.00%    7.316%     348       82.57%
                                                  =====  ==============    ======     =====      ===       =====


                                     III-52